As filed with the Securities and Exchange Commission
                                                       on December 27, 1996
                                                 Registration Nos. 33-54748
                                                                   811-7348

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                    Pre-Effective Amendment No. ----                    [ ]

                      Post-Effective Amendment No. 22                   [X]
                                                    ----

                          REGISTRATION STATEMENT UNDER
                    THE INVESTMENT COMPANY ACT OF 1940                  [X]

                             Amendment No. 24                           [X]
                                          ----

                        (Check appropriate box or boxes)

                             The Munder Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

              480 Pierce Street, Birmingham, Michigan  48009
           (Address of Principal Executive Offices)  (Zip code)

              Registrant's Telephone Number:  (810) 647-9200

                               Paul F. Roye, Esq.
                             Dechert Price & Rhoads
                         1500 K Street, N.W., Suite 500
                             Washington, D.C. 20005
                     (Name and Address of Agent for Service)

                                   Copies to:

                              Lisa Anne Rosen, Esq.
                            Munder Capital Management
                                480 Pierce Street
                           Birmingham, Michigan 48009

[X] It is proposed that this filing will become effective on March 12, 1997 pursuant to paragraph (a)(2) of Rule 485
      The Registrant has elected to register an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the notice required by Rule 24f-2 with respect to its fiscal year ended June 30, 1996 on August 29, 1996.

                             THE MUNDER FUNDS, INC.

                              CROSS-REFERENCE SHEET

                             Pursuant to Rule 495(a)

                                     PART A
                                  ------

Prospectus for The Munder Asset Allocation Funds
(Class A and Class B Shares)

      Item                                            Heading
      ----                                            -------

1.    Cover Page                                      Cover Page

2.    Synopsis                                        Cover Page;
                                                      Prospectus
                                                      Summary; Expense
                                                      Table; The Funds

3.    Condensed Financial Information                 Not Applicable

4.    General Description of Registrant               Cover Page;
                                                      Prospectus
                                                      Summary; The
                                                      Funds; Investment
                                                      Objectives and
                                                      Policies;
                                                      Investment
                                                      Limitations;
                                                      Description of
                                                      Shares

5.    Management of the Fund                          Management;
                                                      Investment
                                                      Objectives and
                                                      Policies;
                                                      Investment
                                                      Limitations;
                                                      Dividends and
                                                      Distributions;
                                                      Performance

6.    Capital Stock and Other Securities              Management; How
                                                      to Purchase
                                                      Shares; How to
                                                      Redeem Shares;
                                                      Dividends and
                                                      Distributions;
                                                      Taxes;
                                                      Description of
                                                      Shares

7.    Purchase of Securities Being Offered            How to Purchase
                                                      Shares; Net Asset
                                                      Value

8.    Redemption or Repurchase                        How to Redeem
                                                      Shares

9.    Pending Legal Proceedings                       Not Applicable


Prospectus for The Munder Asset Allocation Funds
(Class Y Shares)

      Item                                            Heading
      ----                                            -------

1.    Cover Page                                      Cover Page

2.    Synopsis                                        Cover Page;
                                                      Expense Table;
                                                      The Funds

3.    Condensed Financial Information                 Not Applicable

4.    General Description of Registrant               Cover Page; The
                                                      Funds; Investment
                                                      Objectives and
                                                      Policies;
                                                      Investment
                                                      Limitations;
                                                      Description of
                                                      Shares

5.    Management of the Fund                          Management;
                                                      Investment
                                                      Objectives and
                                                      Policies;
                                                      Investment
                                                      Limitations;
                                                      Dividends and
                                                      Distributions;
                                                      Performance

6.    Capital Stock and Other Securities              Management;
                                                      Purchases and
                                                      Redemptions of
                                                      Shares; Dividends
                                                      and
                                                      Distributions;
                                                      Taxes;
                                                      Description of
                                                      Shares

7.    Purchase of Securities Being Offered            Purchases and
                                                      Redemptions of
                                                      Shares; Net Asset
                                                      Value

8.    Redemption or Repurchase                        Purchases and
                                                      Redemptions of
                                                      Shares

9.    Pending Legal Proceedings                       Not Applicable


                                     PART B
                                  ------

10.   Cover Page                                      Cover Page

11.   Table of Contents                               Table of Contents

12.   General Information and History                 See Prospectus --
                                                      "Management;"
                                                      General;
                                                      Directors and
                                                      Officers;
                                                      Additional
                                                      Information
                                                      Concerning Shares

13.   Investment Objectives and Policies              Investment
                                                      Objectives and
                                                      Policies; Fund
                                                      Investments;
                                                      Investment
                                                      Limitations;
                                                      Portfolio
                                                      Transactions;
                                                      Appendix A;
                                                      Appendix B

14.   Management of the Fund                          See Prospectus --
                                                      "Management;"
                                                      Directors and
                                                      Officers;
                                                      Investment
                                                      Advisory and
                                                      Other Service
                                                      Arrangements;
                                                      Miscellaneous

15.   Control Persons and Principal                   See Prospectus --
            Holders of Securities                     "Management;"
                                                      Directors and
                                                      Officers

16.   Investment Advisory and Other                   Investment
            Services                                  Advisory
                                                      Services and
                                                      Other Service
                                                      Arrangements; See
                                                      Prospectus --
                                                      "Management"

17.   Brokerage Allocation and Other                  Portfolio
        Practices                                     Transactions

18.   Capital Stock and Other Securities              See Prospectus --
                                                      "Description of
                                                      Shares" and
                                                      "Management;"
                                                      Additional
                                                      Information
                                                      Concerning Shares

19.   Purchase, Redemption and Pricing                Purchase and
        of Securities Being Offered                   Redemption
                                                      Information; Net
                                                      Asset Value;
                                                      Additional
                                                      Information
                                                      Concerning Shares

20.   Tax Status                                      Taxes

21.   Underwriters                                    Investment
                                                      Advisory and
                                                      Other Service
                                                      Arrangements

22.   Calculation of Performance Data                 Performance
                                                      Information

23.   Financial Statements                            Not Applicable


                             THE MUNDER FUNDS, INC.

      The purpose of this Post-Effective Amendment filing is to add to the Registration Statement prospectuses and a statement of additional information regarding three new portfolios of the Registrant, designated the Munder All Season Conservative Fund, the Munder All Season Moderate Fund, and the Munder All
Season Aggressive Fund.

      The prospectuses and statements of additional information of The Munder Multi-Season Growth Fund, The Munder Money Market Fund, The Munder Real Estate Equity Investment Fund, The Munder Mid-Cap Growth Fund, The Munder Value Fund, The Munder International Bond Fund, The NetNet Fund, The Munder

Small-Cap Value Fund, The Munder Micro-Cap Equity Fund, The

Munder Equity Selection Fund and The Munder Short Term

Treasury Fund are not included in this filing.

                     THE MUNDER ASSET ALLOCATION FUNDS
                             480 Pierce Street
                        Birmingham, Michigan  48009
                         Telephone (800) 438-5789

PROSPECTUS

Class A and Class B Shares

     The Munder All Season Conservative Fund (the "Conservative Fund"), the Munder All Season Moderate Fund (the "Moderate Fund"), and the Munder All Season Aggressive Fund (the "Aggressive Fund")(each a "Fund," collectively the "Funds") are three series of shares issued by The Munder Funds, Inc. (the "Company"), an open-end management investment company. This Prospectus relates only to the Class A and Class B shares of the Funds. The Funds are referred to as The Asset Allocation Funds. The Conservative Fund seeks to provide shareholders with current income, with capital appreciation as a secondary objective. The Moderate Fund seeks to provide shareholders with high total return through a combination of capital appreciation and current income. The Aggressive Fund seeks to provide shareholders with long-term capital appreciation. Each Fund seeks its investment objective by investing in a variety of portfolios (the "Underlying Funds") offered by the Company, The Munder Framlington Funds Trust, and The Munder Funds Trust. There can be no assurance that a Fund's investment objective will be achieved. The net asset value per share of the Funds will fluctuate in response to changes in market conditions and other factors.

      Munder Capital Management (the "Advisor") serves as investment advisor to the Funds and to the Underlying Funds. Framlington Overseas Investment Management Limited (the "Sub- Advisor") serves as sub-advisor to the Framlington International Growth Fund, Framlington Emerging Markets Fund, and Framlington Healthcare Fund (the "Framlington Funds"), three of the Underlying Funds.

      This Prospectus sets forth concisely information that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated ______, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. It may be obtained free of charge by calling the Funds at (800) 438-5789. In addition, the SEC maintains a web site (http:\\www.sec.gov) that contains the Statement of Additional Information and other information regarding the Funds.

      Shares of the Funds and The Underlying Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Funds involves investment risks, including the possible loss of principal.

SECURITIES OFFERED BY THIS PROSPECTUS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



             The date of this Prospectus is ____________, 1997

                             TABLE OF CONTENTS

                                                                       PAGE


      PROSPECTUS SUMMARY................................................  5

      EXPENSE TABLE.....................................................  8

      THE FUNDS......................................................... 12

      INVESTMENT OBJECTIVES AND POLICIES................................ 12

      INVESTMENT OBJECTIVES AND POLICIES--UNDERLYING FUNDS.............. 15

      EQUITY FUNDS...................................................... 15

      FIXED INCOME FUNDS................................................ 20

      INVESTMENT TECHNIQUES AND RISK FACTORS--UNDERLYING FUNDS.......... 22

      INVESTMENT LIMITATIONS............................................ 35

      HOW TO PURCHASE SHARES............................................ 36

      HOW TO REDEEM SHARES.............................................. 44

      CONVERSION OF CLASS B SHARES...................................... 49

      HOW TO EXCHANGE SHARES............................................ 49

      DIVIDENDS AND DISTRIBUTIONS....................................... 51

      NET ASSET VALUE................................................... 53

      MANAGEMENT........................................................ 54

      TAXES............................................................. 59

      DESCRIPTION OF SHARES............................................. 60

      PERFORMANCE....................................................... 61

      SHAREHOLDER ACCOUNT INFORMATION................................... 63

      No person has been authorized to give any information, or to make any representations not contained in this Prospectus, or in the Funds' Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Funds Distributor, Inc. (the "Distributor"). This Prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                            PROSPECTUS SUMMARY

      The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.

Investment Objectives

      The Conservative Fund seeks to provide shareholders with current income, with capital appreciation as a secondary objective. The Moderate Fund seeks to provide shareholders with high total return through a combination of capital appreciation and current income. The Aggressive Fund seeks to provide shareholders with long-term capital appreciation.

Principal Investments

      Each Fund seeks its investment objective by investing in a variety of Underlying Funds offered by the Company, The Munder Framlington Funds Trust, and The Munder Funds Trust. There can be no assurance that a Fund's investment objective will be achieved.

Investment Risks and Special Considerations

      The net asset value per share of the Funds will fluctuate in response to changes in market conditions and other factors. Depending on these factors, the net asset value of each Fund may decrease instead of increase. Certain of the Underlying Funds may seek to achieve their investment objectives through investments in securities of foreign issuers, including issuers in emerging market countries (that involve risks not typically associated with U.S. issuers), and certain options and futures strategies. Certain of the Underlying Funds may invest in the securities of emerging growth companies, which may involve greater price volatility and risk than those incurred by funds that do not invest in such companies. See "Investment Techniques and Risk Factors -- Underlying Funds."

Purchase Plans

      This Prospectus offers two classes, "Class A" and "Class B," respectively, of shares to investors. Investors may select Class A shares or Class B shares, each with different expense levels and with a public offering price that reflects different sales charges. Purchases in excess of $250,000 must be for Class A shares. Each Fund also offers one additional class of shares, Class Y shares. These classes of the Funds may have different sales charges and expense levels, which may affect performance. Investors may call the Funds at (800) 438-5789 for more information concerning Class Y shares.

Class A Shares

      Offered at net asset value plus a maximum initial sales charge of 5.50%. Class A shares of each Fund pay a shareholder servicing fee at the annual rate of .25% of the value of average daily net assets. See "How to Purchase
Shares."

Class B Shares

      Offered at net asset value per share subject to a contingent deferred sales charge ("CDSC") imposed on certain redemptions made within six years of the date of purchase at the maximum rate of 5.00% of the lesser of the shares' net asset value or original purchase price. Class B shares of each Fund are subject to shareholder servicing and distribution fees at the annual rate of 1.00% of the value of average daily net assets. Class B shares will convert automatically to Class A shares, based on relative net asset value, at the end of six years after the date of original purchase. See "How to Purchase Shares."

Purchasing Shares

      Class A shares and Class B shares of the Fund are offered continuously and may be purchased from the Distributor through certain broker-dealers and other financial institutions or through First Data Investor Services Group, Inc. (the
"Transfer Agent"). Shares are subject to the applicable sales charge or CDSC. See "How to Purchase Shares."

Minimum Investment

      $1,000 minimum investment ($50 through Automatic
Investment Plan).  $50 minimum for subsequent purchases.

Exchange Privileges

      Shares may be exchanged for shares of the same class of other funds of the Company, The Munder Framlington Funds
Trust, and The Munder Funds Trust, subject to any applicable sales charges. See "How to Exchange Shares."

Reinvestment

      Automatic reinvestment of dividends and capital gains without a sales charge or CDSC, unless a shareholder elects to receive cash.

Other Features

      Class A Shares                      Class B Shares

      Automatic Investment Plan           Automatic Investment Plan
      Automatic Withdrawal Plan           Automatic Withdrawal Plan
      Retirement Plans                    Retirement Plans
      Telephone Exchanges                 Telephone Exchanges
      Rights of Accumulation              Reinvestment Privilege
      Letter of Intent
      Quantity Discounts
      Reinvestment Privilege

Dividends and Other Distributions

      Dividends from net investment income are declared and paid at least annually for each of the Funds; capital gains are distributed at least annually.

Net Asset Value

      Determined once daily on each Business Day (as defined below).

Redeeming Shares

      Class A shares of the Funds may be redeemed at net asset value per share by mail or telephone. Certain redemptions of Class A shares may be subject to a CDSC. Class B shares are redeemable at net asset value less any applicable CDSC by mail or telephone. See "How to Redeem Shares."

Investment Advisor

      As investment advisor for the Funds, Munder Capital Management provides overall investment management for each Fund, provides research and credit analysis, oversees the purchases and sales of portfolio securities, maintains records relating to such purchases and sales, and provides reports to the Company's Board of Directors. Munder Capital Management also serves as investment advisor for the Underlying Funds, and Framlington Overseas Investment Management Limited serves as sub-adviser for the Munder Framlington Funds Trust. See "Management."

Distributor

      Funds Distributor, Inc.

                               EXPENSE TABLE


      The following table sets forth certain costs and expenses that an investor is expected to incur as a shareholder of Class A or Class B shares of each of the Funds based on estimated operating expenses for the current fiscal year. The table does not include the costs and expenses of the Underlying Funds, which an investor will also incur indirectly as a shareholder of Class A or Class B shares of the Funds.

                                                       Class A Shares
                                          -----------------------------------------
                                           Conservative    Moderate    Aggressive
                                               Fund          Fund         Fund
                                          -----------------------------------------

Shareholder transaction expenses:
      Maximum sales load on purchases *..      5.50%         5.50%        5.50%
      Maximum sales load on reinvested dividendNone          None         None
      Maximum contingent deferred sales charge None          None         None
      Redemption fees....................      None          None         None
      Exchange fees......................      None          None         None

Annual Fund operating fees:
      (as a percentage of average net assets)
      Advisory fees......................      .35%          .35%         .35%
      12b-1 fees.........................      .30%          .30%         .30%
      Other expenses (after expense limitation).20%          .20%         .20%
      Total fund operating expenses (after expense
           limitation)...................      .85%          .85%         .85%


------------------
*Maximum  sales load  applicable  to Class A shares.  Reductions  and waivers of sales loads are  described  under "How to Purchase  Shares." **A deferred  sales charge of 1.00% is  assessed  on  certain  redemptions  of Class A shares of the
Funds that are  purchased  with no initial sales charge as part of an investment of $1,000,000 or more.



                                                       Class B Shares
                                          -----------------------------------------
                                           Conservative   Moderate    Aggressive
                                               Fund         Fund         Fund
                                          -----------------------------------------

Shareholder transaction expenses:
      Maximum sales load on purchases ...      None         None         None
      Maximum sales load on reinvested dividendNone         None         None
      Maximum contingent deferred sales charge5.00%        5.00%         5.00%
      Redemption fees....................      None         None         None
      Exchange fees......................      None         None         None

Annual Fund operating fees:
      (as a percentage of average net assets)
      Advisory fees......................      .35%         .35%         .35%
      12b-1 fees.........................     1.00%        1.00%         1.00%
      Other expenses (after expense limitation).20%         .20%         .20%
      Total fund operating expenses (after expense
           limitation....................     1.55%        1.55%         1.55%


------------------
*Maximum CDSC applicable to Class B shares.  See "How to Redeem Shares--Contingent Deferred Sales Charge-
-Class B Shares."  Waivers of CDSC are described under "How to Redeem Shares."


      Because of the Rule 12b-1 fees paid by Class B shares of the Funds as shown in the above table, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

      The initial sales charge applicable to Class A shares set forth in the above table is the maximum charge imposed upon the purchase of Class A shares. Reductions and waivers from sales loads are described under "How to Purchase Shares." The CDSC applicable to Class B shares set forth in the above table is the maximum sales load applicable imposed upon redemption of Class B shares. Waivers of the CDSC are described under "How to Redeem Shares."

      "Other expenses" in the above tables include administrative fees, custodial fees, legal and accounting fees, printing costs, registration fees, the cost of regulatory compliance, the costs of maintaining each Fund's legal existence and the costs involved in communicating with shareholders. The Advisor has voluntarily agreed to limit each Fund's "other expenses" to .20% of its average daily net assets until October __, 1997. If this temporary expense limitation were not in place, each Fund's "other expenses" and "total fund operating expenses" would be __% and __%, respectively, for Class A shares, and __% and __%, respectively, for Class B shares, based on estimated expenses and projected assets for the current fiscal year. See "MANAGEMENT" in this Prospectus for a further description of the Funds' operating expenses and the nature of the services for which the Funds are obligated to pay advisory fees. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Funds are in addition to the expenses shown in the above Expense Tables and the Examples shown below.

      In addition to the expenses shown above, shareholders of the Funds will indirectly bear their pro rata share of fees and expenses incurred by the Underlying Funds, so that the investment returns of the Funds will be net of the expenses of the Underlying Funds. The table below sets forth total fund operating expenses expressed as a percentage of net assets, after any applicable expense reimbursements, for the Class Y shares of each of the Underlying Funds for their current fiscal year. The International Bond Fund did not commence operations until October 2, 1996, and the NetNet Fund did not commence operations until August 19, 1996. As of the date of this prospectus, the Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund had not commenced operations, and as of the date of this prospectus, the Framlington Funds had not commenced operations; therefore, the Expense Ratio set forth below is based on estimated operating expenses for each such fund. The Expense Ratio has been restated with respect to the Multi-Season Growth Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund to reflect anticipated fees, waivers and/or expense reimbursements. The Funds purchase only Class Y shares of the Underlying Funds. Class Y shares are sold without an initial or contingent deferred sales charge to the Funds, as well as to fiduciary and discretionary accounts of institutions, institutional investors, directors, trustees, officers and employees of the Company, The Munder Funds Trust, The Munder Framlington Funds Trust, the Advisor, the Distributor and the Advisor's investment advisory clients and family members of the Advisor's employees.

                                                     Class A Shares

Multi-Season Growth Fund........................         1.01%*

Mid-Cap Growth Fund.............................          .95%+

Small Company Growth Fund ......................          .96%

Accelerating Growth Fund .......................          .95%

Value Fund......................................          .95%+

Small-Cap Value Fund............................          1.00%

Micro-Cap Equity Fund...........................          1.25%

Equity Selection Fund...........................          1.00%

Growth & Income Fund............................          .96%

Real Estate Equity Investment Fund..............         1.00%+

NetNet Fund.....................................          1.50%

International Equity Fund.......................          1.01%

Framlington International Growth Fund...........          1.30%

Framlington Emerging Markets Fund...............          1.55%

Framlington Healthcare Fund.....................          1.30%

Intermediate Bond Fund..........................          .69%

Bond Fund.......................................          .70%

U.S. Government Income Fund.....................          .72%

International Bond Fund.........................          .85%

Cash Investment Fund ...........................          .53%

Money Market Fund...............................          .62%

U.S. Treasury Money Market Fund.................          .54%



                                    10





*     Reflects advisory fees after waiver.  Without waiver, the Expense Ratio for The Multi-Season
      Growth Fund would be 1.26%.

+     The Advisor voluntarily reimbursed the Fund for certain operating expenses.  In the absence of such expense reimbursement, the Expense Ratio would have been as follows:  1.13% for
      Mid-Cap Growth Fund, 1.05% for Value Fund, and 1.27% for Real Estate Equity Investment
      Fund,

      Based on the expenses for the Funds and the Underlying Funds shown above, and assuming the neutral asset allocation for each Fund set forth on page 14 below, the average weighted expense ratio for each Fund, expressed as a percentage of each Fund's average daily net assets, is estimated to be as follows:

                                  Expense Ratio

                                    Class A Shares       Class B Shares

Conservative Fund...............         1.66%                2.36%

Moderate Fund...................         1.80%                2.50%

Aggressive Fund.................         1.91%                2.61%

Example

      The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Funds. These amounts are based on payment by the Funds of operating expenses at the levels set forth in the above table, and are also based on the following assumptions:

      On the basis of these estimated expense levels, an investor would pay the following expenses on a $1,000 investment in Class A shares (subject to the applicable sales load), assuming (1) a hypothetical 5% annual return, and (2) redemption at the end of the following time periods:

                                 Class A Shares

                             1 Year              3 Years
                             ------

Conservative Fund             $71                 $105

Moderate Fund                  $72                $109

Aggressive Fund                $73                $112

      An investor would pay the following expenses on a $1,000 investment in Class B shares (subject to the applicable CDSC), assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods and (3) no redemption at the end of the following periods:

                                          Class B Shares
                                    1 Year                            3 Years
                                    ------                            -------
                         Redemption   No Redemption         Redemption    No Redemption
Conservative Fund        $74          $24                   $104          $74
Moderate Fund            $75          $25                   $108          $78
Aggressive Fund          $76          $26                   $111          $81


      The foregoing Expense Tables and Examples are intended to assist investors in understanding the various shareholder transaction expenses and operating expenses of the Funds that investors bear both directly and indirectly.

THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING
EXPENSES.  ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY
BE MORE OR LESS THAN THOSE SHOWN.

                                 THE FUNDS

      The Conservative Fund, the Moderate Fund and the Aggressive Fund are three series of shares issued by the Company, an open-end management investment company. The Company was organized under the laws of the State of Maryland on November 18, 1992 and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's principal office is located at 480 Pierce Street, Birmingham, Michigan 48009 and its telephone number is (800) 438-5789.

                    INVESTMENT OBJECTIVES AND POLICIES

      The Conservative Fund's investment objective is to provide shareholders with current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objective by concentrating its investments in Underlying Funds that invest primarily in fixed income securities. The Conservative Fund may also invest a portion of its assets in Underlying Funds that invest primarily in equity securities and may hold assets in cash or money market securities. The Conservative Fund is designed for investors seeking income with the potential for capital appreciation.

      The Moderate Fund's investment objective is to provide shareholders with high total return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by diversifying its investments in Underlying Funds that invest primarily in equity securities and fixed income securities. The Fund may also hold assets in cash or money market securities. This Fund offers investors greater potential for capital appreciation than does the Conservative Fund by virtue of its larger investments in Underlying Funds that invest primarily in equity securities, while also offering investors the potential for investment income. The Moderate Fund is designed for investors who seek capital appreciation in addition to income, and who are willing to bear the risk of loss and share price fluctuation inherent in equity securities.

      The Aggressive Fund's investment objective is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in Underlying Funds that invest primarily in equity securities. The Fund may also invest a portion of its assets in Underlying Funds that invest in fixed income securities and may hold assets in cash or money market securities. The Aggressive Fund is designed for investors who seek long-term capital appreciation, with the potential for greater gains but with greater risk of loss and share price fluctuation.

      The Funds will invest their assets in the following
Underlying Funds, within the ranges (expressed as a percentage of each Fund's assets) indicated below:

                                   Conservative Fund         Moderate Fund  Aggressive Fund

                             Minimum      Maximum    Minimum      Maximum      Minimum      Maximum

Equity Funds

Multi-Season Growth Fund         0%          20%         0%           30%          0%          40%

Mid-Cap Growth Fund              0%          5%          0%           10%          0%           15%

Small Company Growth Fund        0%          10%         0%           20%          0%          30%

Accelerating Growth Fund         0%          5%          0%           10%          0%          15%

Value Fund                       0%          20%         0%           30%          0%          40%

Small-Cap Value Fund             0%          10%         0%           20%          0%           30%

Micro-Cap Equity Fund            0%          5%          0%           5%           0%           5%

Equity Selection Fund            0%          10%         0%           20%          0%          30%

Growth & Income Fund             0%          10%         0%           15%          0%          20%

Real Estate Equity Investment    0%          10%         0%           20%          0%          25%
Fund


    13






NetNet Fund                      0%          5%          0%           5%           0%           5%

International Equity Fund        0%          5%          0%           10%          0%          15%

Framlington International        0%          5%          0%           10%          0%          15%
Growth Fund

Framlington Emerging Markets     0%          5%          0%           10%          0%          15%
Fund

Framlington Healthcare Fund      0%          5%          0%           5%           0%          10%


Fixed Income Funds

Intermediate Bond Fund           0%          80%         0%           50%          0%           30%

Bond Fund                        0%          80%         0%           50%          0%          30%

U.S. Government Income Fund      0%          60%         0%           40%          0%          20%

International Bond Fund          0%          30%         0%           20%          0%          10%


Money Market Funds

Cash Investment Fund             0%          10%         0%           10%          0%           10%

Money Market Fund                0%          10%         0%           10%          0%           10%

U.S. Treasury Money Market       0%          10%         0%           10%          0%           10%
Fund

      For  the  purpose  of  determining  each  Fund's   compliance  with  these
percentage limitations, the Company will determine the value of a Fund's assets at the time of investment.

      While the Advisor intends to invest each Fund's assets in the Underlying Funds within the ranges set forth above, and to periodically adjust the allocations in response to economic and market conditions, each Fund has a "neutral mix" representing the intended typical allocations of the Fund's assets over time.

      Each Fund's neutral asset allocation is expected to be as follows:

                       Conservative Fund       Moderate Fund       Aggressive Fund

Equity Funds                  25%                   60%                  85%

Fixed Income Funds            70%                   35%                  15%

Money Market Funds            5%                    5%                   0%
and Cash


      Each Fund's investments are concentrated in the Underlying Funds, and the investment performance of each Fund is directly related to the performance of the Underlying Funds in which it invests. The Funds will invest in the Class Y shares of the Underlying Funds, which are sold at net asset value per share with no initial or contingent deferred sales charge. See "INVESTMENT OBJECTIVES AND POLICIES--UNDERLYING FUNDS" for a description of the Underlying Funds.

      In addition to shares of the Underlying Funds, each Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investments are described below under "INVESTMENT TECHNIQUES AND RISK FACTORS--UNDERLYING FUNDS - Repurchase Agreements and - Liquidity Management."

      When the Advisor believes that market conditions warrant, a Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country.

           INVESTMENT OBJECTIVES AND POLICIES--UNDERLYING FUNDS

      The following is a brief description of the investment objectives and policies of the Underlying Funds. The investment objectives and policies of the Underlying Funds are discussed further in "INVESTMENT TECHNIQUES AND RISK FACTORS-- UNDERLYING FUNDS" and the Statement of Additional Information.

EQUITY FUNDS

Accelerating Growth Fund

      The investment objective of the Accelerating Growth Fund is to provide long-term capital appreciation, with income a secondary consideration. The fund seeks to achieve its objective by investing primarily in equity securities and instruments convertible or exchangeable into equity securities. The fund's investment portfolio will consist primarily of the stocks of companies determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and have a stable balance sheet.

Equity Selection Fund

      The investment objective of the Equity Selection Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective by investing in equity securities that a dedicated research team believes to be of high quality and that, as determined through both fundamental and technical analysis, are undervalued compared to equity securities of other companies in the same industry. The fund generally will invest in issuers that have market capitalizations of at least $3 billion at the time of purchase. The fund will be diversified by industry with proportionate weightings approximately the same as those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

Growth & Income Fund

      The investment objective of the Growth & Income Fund is to provide capital appreciation and current income by investing primarily in dividend-paying equity securities. The fund will invest in a diversified portfolio of dividend-paying stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. In general, the Advisor selects large, well-known companies that it believes have above-average and secure dividends. The fund will seek to produce a current yield greater than the S&P 500.

International Equity Fund

      The investment objective of the International Equity Fund is to provide long-term capital appreciation by investing primarily in the equity securities of foreign issuers. These securities will be held directly or in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). The fund will emphasize companies with a market capitalization of at least $100 million.

Micro-Cap Equity Fund

      The investment objective of the Micro-Cap Equity Fund is long-term capital appreciation. The fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of micro- cap companies that generally have a market capitalization of $200 million or less at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The Advisor will generally favor companies that it believes offer attractive opportunities due to the inefficiencies of the micro-cap market and that the Advisor believes, through internal research, will have the ability to grow significantly over the next several years.

Mid-Cap Growth Fund

      The investment objective of the Mid-Cap Growth Fund is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have market capitalizations between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum.

Multi-Season Growth Fund

      The investment objective of the Multi-Season Growth Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. The fund may invest up to 20% of the value of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries.

Real Estate Equity Investment Fund

      The Real Estate Equity Investment Fund's investment objectives are to provide shareholders with capital appreciation and current income. It seeks to achieve these objectives by investing primarily in securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers, home builders or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The fund may also invest up to 35% of its total assets in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The fund will not invest directly in real estate.

Small-Cap Value Fund

      The investment objective of the Small-Cap Value Fund is long-term capital appreciation, with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in equity securities of small-cap companies that generally have a market capitalization below $750 million at the time of purchase. The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Since small capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

Small Company Growth Fund

      The investment objective of the Small Company Growth Fund is to provide long-term capital appreciation. The fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

      Securities held by the fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The market capitalization of the issuers of securities purchased by the fund will be below $750 million at the time of purchase. In managing the fund, the Advisor seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

Value Fund

      The investment objective of the Value Fund is to provide long-term capital appreciation, with income a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well established companies with intermediate to large market capitalizations or capitalizations which exceed $750 million. The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase.

Framlington International Growth Fund

      The investment objective of the Framlington International Growth Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve its objective through worldwide investment in equity securities of companies which, in the opinion of the Sub-Advisor, show above-average profitability, management quality and growth. Under normal market conditions, at least 65% of the fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries.

Framlington Emerging Markets Fund

      The investment objective of the Framlington Emerging Markets Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective through investing primarily in equity securities of issuers in emerging market countries. The fund considers countries having emerging markets to be all countries that are generally considered to be emerging or developing countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as emerging.

Framlington Healthcare Fund

      The investment objective of the Framlington Healthcare Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective through investment in companies providing healthcare and medical services and products worldwide. The fund will invest in producers of pharmaceuticals, biotechnology firms, medical device and instrument manufacturers, distributors of healthcare products, care providers and managers and other healthcare services companies. Under normal market conditions, the fund will invest at least 65% of its total assets in healthcare companies as described above. The Sub- Advisor considers healthcare companies to include companies in which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities.

NetNet Fund

      The investment objective of the NetNet Fund is to provide shareholders with long term capital appreciation. The fund seeks to achieve this objective by investing primarily in companies engaged in Internet and Intranet related businesses.

The fund will invest primarily in equity securities of companies listed on U.S. securities exchanges or NASDAQ which are engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet and Intranet related businesses. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW") which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases. Internet and Intranet related businesses include companies engaged in the research, design, development, manufacturing or distribution of servers, routers, search engines, bridges and switches, browsers, network applications, agent software, modems, carriers, firewall and security, e- mail, electronic commerce, video and publishing for use on the Internet/Intranet.

FIXED INCOME FUNDS

Bond Fund, Intermediate Bond Fund and U.S. Government Income
Fund
      The investment objective of the Bond Fund is to provide a high level of current income, and secondarily, capital appreciation. The Bond Fund's dollar-weighted average maturity will generally be between six and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. The investment objective of the Intermediate Bond Fund is to provide a competitive rate of return which over time exceeds the rate of inflation and the return provided by money market instruments. The Intermediate Bond Fund's dollar-weighted average maturity will generally be between three and eight years and will be adjusted by the Advisor according to market conditions. The investment objective of the U.S. Government Income Fund is to provide high current income. Under normal market conditions, the U.S. Government Income Fund's dollar-weighted average maturity will be six to fifteen years, and will be adjusted by the Advisor according to market conditions.

      Each of the Bond Fund, Intermediate Bond Fund, and U.S. Government Income Fund invests substantially all of its assets in debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"), debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities and various mortgage-related securities. These funds may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

International Bond Fund

      The investment objective of the International Bond Fund is to realize a competitive total return through a combination of current income and capital appreciation. The fund seeks to achieve its objective by investing primarily in foreign debt obligations. Under normal market conditions, at least 65% of the fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. The fund's dollar-weighted average maturity will generally be between three and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions.

MONEY MARKET FUNDS

Cash Investment Fund, Money Market Fund and U.S. Treasury
Money Market Fund

      The investment objective of both the Cash Investment Fund and U.S. Treasury Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The investment objective of the Money Market Fund is to provide current income consistent with the preservation of capital and liquidity. Each fund seeks to maintain a stable net asset value of $1.00 per share, although there is no assurance that they will be able to do so on a continuous basis. In pursuing their respective investment objectives, the Cash Investment Fund and Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as bank, commercial and other obligations (including Federal, state and local government obligations), that are available in the money markets. The securities in which the Cash Investment Fund and Money Market Fund may invest are described under "INVESTMENT TECHNIQUES AND RISK FACTORS --

UNDERLYING FUNDS" in the Prospectus and "FUND INVESTMENTS" in the Statement of Additional Information. The U.S. Treasury Money Market Fund seeks to achieve its objective by investing solely in short-terms bonds, bills and notes issued by the U.S. Treasury (including "stripped" securities as described under "INVESTMENT TECHNIQUES AND RISK FACTORS -- UNDERLYING FUNDS"), and in repurchase agreements relating to such obligations.

         INVESTMENT TECHNIQUES AND RISK FACTORS--UNDERLYING FUNDS

      Each Fund's share price will fluctuate in response to changes in the share price of one or more of the Underlying Funds, which are permitted to engage in a wide range of investment techniques. Like any investment program, an investment in the Funds, and correspondingly an investment in the Underlying Funds, entails certain risks.

      Investment techniques that are available to the Underlying Funds are set forth below. The investment techniques described below under "U.S. Government Obligations," "Repurchase Agreements," "Investment Company Securities" and "Liquidity Management" may also be used directly by the Funds. Additional information concerning certain of these techniques and their related risks is contained in the Statement of Additional Information.

      Equity Securities. Each Underlying Fund that has capital appreciation as its primary objective ("Equity Fund") will invest in common stocks, and may invest in warrants and similar rights to purchase common stock. An Equity Fund may invest up to 5% of its net assets at the time of purchase in warrants and similar rights to purchase common stock (other than those that have been acquired in units or attached to other securities).

      The Micro-Cap Equity Fund, Small-Cap Value Fund and the Small Company Growth Fund each invest primarily in equity securities of smaller companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, these funds may be subject to greater price volatility than a fund consisting of larger capitalization stocks.

      In addition, each Equity Fund may invest in convertible bonds and convertible preferred stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into shares of common stock. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. An Equity Fund may acquire convertible securities that are rated below investment grade by Standard & Poor's Ratings Service, a division of McGraw Hill Companies Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's").

      The Growth & Income Fund may invest up to 20% of the value of its total assets in convertible securities that are rated below investment grade by S&P or Moody's. These high yield, high risk securities are commonly referred to as junk bonds. To the extent a fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a fund's net asset value) and
(e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a fund defaulted, the fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a fund, especially in a thinly traded market.

      Foreign Securities. Each Equity Fund (except the Real Estate Equity Investment Fund), each Fixed Income Fund (i.e., Intermediate Bond Fund, Bond Fund, U.S. Government Income Fund and International Bond Fund), and the Cash Investment Fund may invest in the securities of foreign issuers. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. These include differences in accounting, auditing and financial reporting standards; different disclosure laws, which may result in less publicly available information about foreign issuers than U.S. issuers; generally higher markups on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability; less government regulation of securities markets, brokers and issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and imposition of restrictions on foreign investments. Additionally, foreign securities and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to U.S. custodial arrangements, and transaction costs of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. The Framlington Emerging Markets Fund seeks its investment objective by investing primarily in equity securities of issuers in emerging market countries. The considerations discussed in the preceding paragraph generally are more of a concern in emerging market countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in emerging market countries therefore may be subject to potentially higher risks than investments in developed countries.

      The Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Small-Cap Value Fund, and Value Fund each may invest up to 20% and each other Equity Fund (except the International Equity Fund, the NetNet Fund and the Framlington Funds) may invest up to 10% of its total assets in securities of foreign issuers, including companies domiciled in developing countries. The NetNet Fund may invest up to 35% of its assets, and the Framlington Funds may invest without limit, in securities of foreign issuers, including companies domiciled in developing countries. Each Fixed Income Fund (except the International Bond Fund) and the Cash Investment Fund may invest up to 10% of its assets in foreign securities. Under normal market conditions, the International Equity Fund, the International Bond Fund and the Framlington
International Growth Fund will each invest at least 65% of its assets in securities of issuers located in at least three countries other than the United States. The International

Equity Fund may also invest in countries with emerging economies or securities markets located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa.

      Investments in foreign securities may be in the form of ADRs, EDRs or similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. The Mid-Cap Growth Fund and Multi-Season Growth Fund typically will only purchase foreign securities which are represented by sponsored or unsponsored ADRs listed on a domestic securities exchange or included in the NASDAQ National Market System. Ownership of unsponsored ADRs may not entitle a fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Interest or dividend payments on such securities may be subject to foreign withholding taxes.

      Forward Foreign Currency Exchange Contracts. Each Equity and Fixed Income Fund (except the Real Estate Equity Investment Fund) may enter into forward foreign currency exchange contracts ("forward contracts") in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A fund may not enter into forward contracts for speculative purposes. A forward contract is an obligation to purchase or sell a specific currency at a future date, at a price set at the time of contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted and the fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with a fund's custodian of cash, U.S. Government securities or other high grade debt obligations which are marked to market daily.

      Futures Contracts and Options. Each Equity and Fixed Income Fund may invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets.
Futures contracts obligate a fund, at maturity, to take or make delivery of certain securities or in the case of index futures, the cash value of a bond or securities index.

      The Equity and Fixed Income Funds may purchase and sell exchange traded call and put options on futures contracts. When a fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund intends to purchase. Similarly, if the value of a fund's portfolio securities is expected to decline, the fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a fund's position in a futures contract or option thereon, the fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable requirements of the SEC.

      In addition, each Equity and Fixed Income Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or indices. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

      The use of these derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of futures and options transactions include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that the skills needed to use these strategies are different than those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a fund worse off than if it had not entered into the position.

      Corporate Obligations. Each Fixed Income Fund and the Cash Investment Fund may purchase corporate bonds and commercial paper that meet the respective fund's quality and maturity limitations. These investments may include obligations issued by foreign corporations and foreign counterparts of U.S. corporations and europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Each Fixed Income Fund will purchase only those securities which are considered to be investment grade or better (within the four highest rating categories of S&P or Moody's) or, if unrated, of comparable quality. After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the fund to sell such security. However, the Advisor will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the fund. Descriptions of each rating category are included as Appendix A to the Statement of Additional Information.

      Bank Obligations Each Equity Fund, each Fixed Income Fund, the Cash Investment Fund and the Money Market Fund may purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The International Bond Fund may purchase debt obligations issued or guaranteed by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Union; debt obligations of U.S. and foreign banks and bank holding companies and U.S. dollar-denominated bank obligations. See "Foreign Securities" for a discussion of the risks associated with investments in obligations of foreign banks and foreign branches of domestic banks. Foreign bank obligations include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Canadian Time Deposits ("CTDs"), Schedule Bs, Yankee Certificates of Deposit ("Yankee CDs") and Yankee Bankers' Acceptances ("Yankee BAs"). A discussion of these obligations appears in the Statement of Additional Information under "Additional Information on Portfolio Investments--Non- Domestic Bank Obligations."

      Asset-Backed Securities. Subject to applicable credit criteria, each Fixed Income Fund and the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset- backed securities varies with the maturities of the underlying instruments. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that a fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of premium paid.

      Interest Rate and Currency Swaps. For hedging purposes, the International Bond Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate caps and floors. The International Bond Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. An interest rate or currency swap is a derivative instrument which involves an agreement between the fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor is a derivative instrument which entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

      The use of swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor's forecast of market values, interest rates, currency rates of exchange and other applicable factors is incorrect, the investment performance of the International Bond Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Advisor's forecasts were correct, a swap position may correlate imperfectly with the asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, the International Bond Fund might incur a loss.

      U.S. Government Obligations. Each Underlying Fund may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. The Conservative Fund, the Moderate Fund and the Aggressive Fund may also invest directly in these obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

      Stripped Securities. Each Fixed Income Fund, the Cash Investment Fund and the Money Market Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATS) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Treasury Money Market Fund may purchase only U.S. Treasury-issued stripped securities. Stripped securities will normally be considered illiquid investments and will be acquired subject to a fund's limitation on illiquid investments unless determined to be liquid under guidelines established by the fund's Board of Trustees/Directors.

      Repurchase Agreements. Each Underlying Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Conservative Fund, the Moderate Fund and the Aggressive Fund may also invest directly in repurchase agreements. With respect to the Cash
Investment Fund, Money Market Fund and U.S. Treasury Money
Market Fund (collectively, the "Money Market Funds"), the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days or less. The financial institutions with which a fund may enter into repurchase agreements include member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. The Advisor (the Sub-Advisor with respect to the Framlington Funds) will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose a fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      Reverse Repurchase Agreements. Each Underlying Fund (except the Multi-Season Growth Fund and the Money Market Fund) may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price. A fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

      Variable and Floating Rate Securities. Each Underlying Fund (except the Framlington Funds, the NetNet Fund, and the U.S. Treasury Money Market Fund) may purchase variable and floating rate securities, which may have stated maturities in excess of the fund's maturity limitations, but which are deemed to have shorter maturities because the fund can demand payment of the principal of the security at least once within such periods on not more than thirty days' notice (this demand feature is not required if the security is guaranteed by the U.S. Government or an agency or instrumentality thereof). These securities may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market could make it difficult to dispose of these securities, and a fund could suffer a loss if the issuer defaulted or during periods that the fund is not entitled to exercise its demand rights. Variable and floating rate securities held by a fund are subject to the fund's limitation on illiquid investments when the fund may not demand payment of the principal amount within seven days absent a reliable trading market.

      When-Issued Purchases and Forward Commitments. Each Underlying Fund (except the Framlington Funds and the NetNet Fund) may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. Each fund will establish a segregated account consisting of cash, U.S.
Government securities or other portfolio securities in an amount equal to the amount of its when-issued purchases and forward commitments. The funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

      Fixed Income Securities. Generally, the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of investment portfolios composed primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Changes in the financial strengths of an issuer or changes in the ratings of a particular security may affect the value of those investments. Fluctuations in the market value of fixed income securities subsequent to their acquisitions will not affect cash income from such securities, but will be reflected in a fund's net asset value.

      Guaranteed Investment Contracts. Each Fixed Income Fund and the Cash Investment Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts a fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees/Directors.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to a fund's limitation on illiquid investments.

      Investment Company Securities. The Conservative Fund, the Moderate Fund and the Aggressive Fund each invests primarily in shares of the Underlying Funds. In addition, in connection with the management of their daily cash positions, each Underlying Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). The International Equity Fund, Framlington International Growth Fund, and Framlington Emerging Markets Fund may purchase shares of investment companies investing primarily in foreign securities, including so called "country funds." Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of a fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, an Underlying Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Underlying Fund bears directly in connection with its own operations.

      Liquidity Management. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor (the Sub-Advisor with respect to the Framlington Funds) determines that market conditions warrant, each of the Equity Funds may invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments and repurchase agreements as described above. The Conservative Fund, the Moderate Fund and the Aggressive Fund may also invest directly in these instruments.

      High quality money market instruments may include commercial paper, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Equity Funds may also purchase U.S. dollar-denominated bank obligations, as described above under "Bank Obligations." Short-term obligations purchased by the Equity Funds will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or be issued by issuers with such ratings. Unrated instruments purchased by a fund will be of comparable quality as determined by the Advisor (the Sub-Advisor with respect to the Framlington Funds).

      Diversification. The Underlying Funds, other than the International Bond Fund are each classified as a diversified investment company under the 1940 Act; the International Bond Fund is classified as non-diversified. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. All Underlying Funds, including the International Bond Fund, will, however, comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code").

      Illiquid Securities. Each Equity and Fixed Income Fund may invest up to 15% of the value of its net assets in securities which are illiquid. Each of the Money Market Funds may invest up to 10% of its net assets in securities which are illiquid. Illiquid securities generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended. If, after the time of acquisition, events cause this limit to be exceeded, a fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

      Lending of Portfolio Securities. To enhance the return of its portfolio, each Underlying Fund may lend securities in its portfolio representing up to 25% of its total assets (one-third of its total assets in the case of the Money
Market Fund) taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

      Borrowing. Each of the Underlying Funds is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes. However, a fund is authorized to borrow money in amounts up to one-third of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by a fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, a fund will not purchase portfolio securities while borrowings exceed 5% of the fund's total assets.

      Portfolio Transactions and Turnover. All orders for the purchase or sale of securities on behalf of an Underlying Fund are placed with broker/dealers that the Advisor (Sub-Advisor with respect to the Framlington Funds) selects. A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a fund, and may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. The Advisor (Sub-Advisor) will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the funds' respective objectives and policies.

      Industry Concentration. Because the Real Estate Equity Investment Fund invests primarily in the real estate industry, it could conceivably own real estate directly as result of a default on debt securities it owns. The fund, therefore, may be subject to certain risks associated with the direct ownership, as well as indirect ownership, of real estate. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. If the fund has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Taxes" in the Statement of Additional Information. Because the fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries, it may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

      The Framlington Healthcare Fund generally intends to invest at least 65% of its total assets in securities of companies in the healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation. In particular, technological advances can render existing products obsolete, and obtaining governmental approval for new products from regulatory authorities can be lengthy, expensive and uncertain as to outcome. Healthcare companies also can be highly dependent on the strength of patents for maintenance of profit margins and market exclusivity. Moreover, cost containment measures implemented by governmental authorities have adversely affected certain healthcare industries.

      The NetNet Fund generally invests at least 65% of its total assets in securities of issuers in internet and intranet-related businesses. Because the NetNet Fund concentrates its investments in these securities, its shares do not represent a complete investment program and their value may fluctuate more than shares of a portfolio invested in a broader range of industries. The value of fund shares will also be especially susceptible to factors affecting companies engaged in Internet and Internet-related activities. Such companies are generally subject to the rate of change in technology that is higher than in other industries. Changes in governmental policies, such as telephone and cable regulations, freedom of speech and anti-trust regulations, may have a material effect on the demand for Internet services. Many of the products and services of companies engaged in Internet and Intranet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances.

                          INVESTMENT LIMITATIONS

      Each Funds' investment objective and policies may be changed by the Company's Board of Directors without shareholder approval. No assurance can be given that the Funds will achieve their respective investment objectives.

      The Funds have also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares" of the respective Fund (as defined in the Statement of Additional Information). These limitations are set forth in the Statement of Additional Information.

                          HOW TO PURCHASE SHARES

      Each of the Funds offers individual investors two methods of purchasing shares, thus enabling investors to choose the class that best suits their needs given the amount of purchase and intended duration of investment.

      Shares of each Fund are sold on a continuous basis and may be purchased on any day the New York Stock Exchange is open for business through authorized investment dealers or directly from the Distributor or the Transfer Agent. Only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Funds. The Distributor is a registered broker/dealer with principal offices at 60 State Street, Boston, Massachusetts 02109.

      Shares will be credited to a shareholder's account at the public offering price next computed after an order is received by the Distributor or a dealer, less any applicable initial sales charges. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. The Funds' management reserves the right to reject any purchase order if in its opinion, it is in the Funds' best interest to do so and to suspend the offering of shares of any class for any period of time.

      The minimum initial investment for Class A or Class B shares is $1,000 and subsequent investments must be at least $50. Purchases in excess of $250,000 must be for Class A shares.

Differences Among the Classes

      The primary distinctions among the classes of a Fund's shares are in their sales charge structures and ongoing expenses, as summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.



                                     ANNUAL 12B-1
                                     FEES (AS A % OF
                                     AVERAGE DAILY          OTHER
              SALES CHARGE           NET ASSETS)            INFORMATION


CLASS A       Maximum initial        Service fee of         Initial sales
              sales charge of        0.25%                  charge waived
              5.50% of the                                  or reduced for
              public offering                               certain
              price.                                        purchases.

CLASS B       Maximum CDSC of        Service fee of         CDSC waived for
              5% of                  0.25%;                 certain
              redemption             distribution           redemptions;
              proceeds;              fee of 0.75%           shares convert
              declines to                                   to Class A
              zero after six                                shares
              years.                                        approximately
                                                            six years after
                                                            issuance,
                                                            subject to
                                                            receipt of
                                                            certain tax
                                                            rulings or
                                                            opinions.


Factors to Consider in Choosing a Class of Shares

      In deciding which class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances.

Sales Charges

      Class A shares are sold at net asset value plus an initial sales charge of up to 5.50% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class A shares sold pursuant to a complete waiver of the initial sales charge applicable to large purchase are subject to a 1% CDSC if redeemed within one year of the date of purchase.

      Class B shares are sold with no initial sales charge, but a CDSC of up to 5% of the redemption proceeds applies to redemptions made within six years of purchase. See "How to

Redeem Shares -- Contingent Deferred Sales Charge -- Class B Shares." Class B shares are subject to higher ongoing expenses than Class A shares, but automatically convert to Class A shares approximately six years after issuance subject to receipt of certain tax rulings or opinions.

Waiver and Reductions of Class A Sales Charges

      Class A share purchases of $25,000 or more may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any applicable reduced sales charges on Class A shares. In addition, the entire initial sales charge on Class A shares is waived for certain eligible purchasers. See "Initial Sales Charge - Class A shares." Because Class A shares bear lower ongoing annual expenses than Class B shares, investors eligible for complete initial sales charge waivers should purchase Class A shares.

Ongoing Annual Expenses

      Classes A and B shares pay an annual 12b-1 service fee of 0.25% of average daily net assets. Class B shares also pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. An investor should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in the respective classes of Fund shares over various time periods.

      An investor who qualifies for a reduction or waiver of the initial sales charge on Class A Shares may pay lower cumulative expenses by purchasing Class A Shares than by purchasing Class B Shares. An investor should consider, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption. Expenses borne by classes may differ slightly because of the allocation of other class-specific expenses, such as transfer agency fees, printing and postage expenses related to shareholder reports, prospectuses and proxies, and securities registration fees. The examples set forth above under "Expense Table" show the cumulative expenses an investor would pay over periods of one and three years on a hypothetical investment in each class of Fund shares, assuming an annual return of 5%.

Other Information

      Dealers may receive different levels of compensation for selling one particular class of Fund shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate the Distributor for distribution services.

      An account may be opened by mailing a check or other negotiable bank draft (payable to The Munder Funds, Inc.) for $1,000 or more for Class A or Class B shares with a completed and signed Account Application Form to The Munder Funds, Inc. c/o First Data Investor Services Group, Inc., P.O. Box 5130, Westborough, Massachusetts 01581-5130. An Account Application Form may be obtained by calling
(800) 438-5789. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by the Transfer Agent. The public offering price for the shares is the per share net asset value (see "Net Asset Value") next determined after receipt of the order by the dealer, plus any applicable initial sales charge for Class A shares. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the shareholder's address of record. When placing purchase orders, investors should specify the class of shares being purchased. All share purchase orders that fail to specify a class will automatically be invested in Class A shares.

      The completed investment application must indicate a certified valid taxpayer identification number. Failure to provide a certified taxpayer identification number may result in backup withholding at the rate of 31%. Additionally, investors may be subject to penalties if they falsify information with respect to their taxpayer identification numbers.

      In addition, investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of a Fund by requesting their bank to transmit funds by wire to Boston Safe Deposit and Trust Company, Boston, MA, ABA #011001234, DDA #16-798-3, Fund Name, Shareholder Account Number, Account of (Registered Shareholder). Before wiring any funds, an investor must contact the Fund by calling (800) 438-5789 to confirm the wire instructions. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition an Account Application Form containing the investor's taxpayer identification number should be forwarded within seven days of purchase to The Munder Funds, Inc. c/o First Data Investor Services Group, Inc., P.O. Box 5130, Westborough, Massachusetts 01581-5130.

      Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.

Automatic Investment Plan ("AIP")

      An investor in shares of any Fund may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account by completing the AIP Application Form or by calling the Fund at (800) 438-5789. The minimum pre-authorized investment amount is $50. Such a plan is voluntary and may be discontinued by the shareholder at any time or by the Company on 30 days' written notice to the shareholder.

      See the Statement of Additional Information for further information regarding purchase of the Funds' shares.

Reinvestment Privilege

      Upon  redemption  of Class A or Class B  shares  of a Fund (or  Class A or
Class B shares of another non-money market fund of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust), a shareholder has an annual right, to be exercised within 60 days, to reinvest the redemption proceeds in shares of the same class of the same fund without any sales charges. The Transfer Agent must be notified in writing by the purchaser, or by his or her broker, at the time the purchase is made of the reinvestment in order to eliminate a sales charge.

      See the Statement of Additional Information for further information regarding purchases of the Funds' shares.

Initial Sales Charge - Class A Shares

      The public offering price of Class A shares is the next determined net asset value plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:

              INITIAL SALES CHARGE SCHEDULE - CLASS A SHARES

                        Sales Charge as a Percentage of


                                                                     Discount to
                                                    Net Amount       Selected Dealers
                                                    Invested (Net    as a Percentage of
Amount of Purchase               Offering Price     Asset Value)     Offering Price


Less than $25,000                5.50%                  5.82%            5.00%


$25,000 but less than $50,000    5.25%                  5.54%            4.75%

$50,000 but  less than $100,000  4.50%                  4.71%            4.00%


      40






$100,000 but less than $250,000   3.50%                 3.63%            3.25%

$250,000 but less than $500,000   2.50%                 2.56%            2.25%

$500,000 but less than $1,000,000 1.50%                 1.52%            1.25%

$1,000,000 or more                None*                 None*            (see below)**


*     No initial sales charge applies on investments of $1 million or more, but a CDSC of 1% is imposed on certain redemptions within one year of the purchase.  See "How to Redeem Shares --
      Contingent Deferred Sales Charge -- Class A Shares."

** A 1% commission will be paid by the Distributor to dealers who initiate and are responsible for purchases of $1 million or more.

      The Distributor will pay the appropriate Dealers' Reallowance to brokers purchasing Class A shares. From time to time, the Distributor may reallow to brokers the full amount of the sales charge on Class A shares. To the extent the Distributor reallows more than 90% of the sales charge to brokers, such brokers may be deemed to be underwriters under the Act. In addition to the Dealers' Reallowance, the Distributor will, from time to time, at its expense or as an expense for which it may be reimbursed under the Class B Plan described below, pay a bonus or other consideration or incentive (which may be in the form of merchandise or trips) to brokers or institutions which sell a minimum dollar amount of shares of a Fund during a specified period of time. Dealers may receive compensation from the Distributor on sales made without a sales charge.

Sales Charge Waivers - Class A Shares

      Upon notice to the Transfer Agent at the time of purchase, the initial sales charge will be waived on sales of Class A shares to the following types of purchasers: (1) individuals with an investment account or relationship with the Advisor; (2) full-time employees and retired employees of the Advisor, employees of the Funds' administrator, distributor and custodian, and immediate family members of such persons; (3) registered broker-dealers that have entered into selling agreements with the Distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families); (4) certain qualified employee benefit plans as defined below; and (5) financial institutions, financial planners or employee benefit plan consultants acting for the accounts of their clients.

Qualified Employer Sponsored Retirement Plans

      Upon notice to the Transfer Agent at the time of purchase, the initial sales charge will be waived on purchases by employer sponsored retirement plans which are qualified under Section 401(a) of the Code, including: 401(k) plans, defined benefit pension plans, profit-sharing pension plans, money-purchase pension plans and Section 457 deferred compensation plans and Section 403(b) plans (each, a "Qualified Employee Benefit Plan") that (1) invest $1,000,000 or more in Class A shares of investment portfolios offered by the Company, The Munder Framlington Funds Trust or The Munder Funds Trust (other than the Munder Index 500 Fund) or (2) have at least 75 eligible plan participants. In addition, the CDSC of 1% imposed on certain redemptions within one year of purchase will be waived for Qualified Employee Benefit Plan purchases that meet the above criteria. A 1% commission will be paid by the Distributor to dealers who initiate and are responsible for Qualified Employee Benefit Plan purchases that meet the above criteria. For purposes of the foregoing sales charge waiver, Simplified Employee Pension Plans ("SEPs") and Individual Retirement Accounts ("IRAs") are not considered to be Qualified Employee Benefit Plans.

      Sales charges will be waived for individuals who purchase Class A shares with the proceeds of distributions from qualified retirement plans for which the Advisor serves as investment advisor. Sales charges will be waived for individuals who purchase Class A shares with the proceeds of redemptions of Class Y shares of the Funds or other funds of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust if the proceeds are invested within 60 days of redemption. See "Other Information -- Description of Shares."

      If an investor intends to purchase over the next 13 months at least $25,000 of Class A shares, the sales charge may be reduced by completing the Letter of Intent portion of the Account Application Form or the applicable form from the investor's broker. The Letter of Intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the Custodian will hold in escrow the difference between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of the investment which is based on the amount covered by the Letter of Intent. The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased.

      The Letter of Intent will not obligate the investor to purchase shares, but if he or she does, each purchase made during the period will be at the sales charge applicable to the total amount intended to be purchased. The letter may be dated as of a prior date to include any purchase made within the past 90 days. The Letter of Intent will apply only to Class A shares of the Funds or other non-money market funds of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust. The value of Class B shares of any Fund or other fund of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust will not be counted toward the fulfillment of a Letter of Intent.

      As shown in the table under "Initial Sales Charge -- Class A Shares," larger purchases may reduce the sales charge paid. Upon notice to the investor's broker or the Transfer Agent, purchases of Class A shares that are made by the investor, his or her spouse, his or her children under age 21 and his or her IRA will be combined when calculating the sales charge. The value of Class B shares of any Fund or other fund of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust will not be counted toward the foregoing Quantity Discounts.

      An investor who has previously purchased Class A shares of any of the Funds or other non-money market funds of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust upon which a sales charge has already been paid may, upon request, aggregate investments in such shares with current purchases to determine the applicable sales charge for current purchases. An investor's aggregate investment is the total value (based upon the greater of current net asset value or the public offering price originally paid if provided at the time of purchase) of: (a) current purchases, and (b) shares that are beneficially owned by the investor for which a sales charge has already been paid. Similarly, with respect to each subsequent investment, all Class A shares of any of the Funds or other non-money market funds of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust upon which a sales charge has already been paid that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

      Some or all of the services and privileges described herein may not be available to certain customers of a broker, and a broker may impose conditions on its customers which are different from those described in this Prospectus. Investors should consult their brokers in this regard.

      Pursuant to the Funds' variable pricing system, each Fund issues Class Y shares in addition to the classes described in this Prospectus. Class Y shares have different sales charges and expense levels, which will affect performance. Investors may call (800) 438-5789 to obtain more information concerning Class Y shares. When placing purchase orders, investors should specify the class of shares being purchased. All share purchase orders that fail to specify a class will automatically be invested in Class A shares.

                           HOW TO REDEEM SHARES

      Generally, shareholders may require a Fund to redeem their shares by sending a written request, signed by the record owner(s), to The Munder Funds, Inc. c/o First Data
Investor Services Group, Inc., P.O. Box 5130, Westborough,
Massachusetts  01581-5130.

Signature Guarantee

      If the proceeds of the redemption are greater than $50,000, or are to be paid to someone other than the registered holder, or to other than the shareholder's address of record, or if the shares are to be transferred, the owner's signature must be guaranteed by a commercial bank, trust company, savings association or credit union as defined by the Federal Deposit Insurance Act, or by a securities firm having membership on a recognized national securities exchange. If the proceeds of the redemption are less than $50,000, no signature guarantees are required for shares for which certificates have not been issued when an application is on file with the Transfer Agent and payment is to be made to the shareholder of record at the shareholder's address of record. The redemption price shall be the net asset value per share next computed after receipt of the redemption request in proper order. See "Net Asset Value." Redemption proceeds will be reduced by the amount of any CDSC (see below).

Expedited Redemption

      In addition, a shareholder redeeming at least $1,000 of shares and who has authorized expedited redemption on the application form filed with the Transfer Agent may, at the time of such redemption, request that funds be mailed to the commercial bank or registered broker-dealer previously designated on the application form by telephoning the Company at (800) 438-5789 prior to 4:00 p.m. New York City time. Redemption proceeds will be sent on the next business day following receipt of the telephone redemption request. If a shareholder seeks to use an expedited method of redemption of shares recently purchased by check, a Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase, which may take up to 15 days.

      The Company, the Distributor and the Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone redemptions. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that redemption instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record. If these procedures are followed, neither the Company, the Distributor nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone redemptions effected upon instructions believed by them to be genuine. Redemption proceeds will be mailed only according to the previously established instructions.

      The Funds ordinarily will make payment for all shares redeemed within seven business days after the receipt by the Transfer Agent in proper form; however, the right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, or when trading on the New York Stock Exchange is restricted as determined by the SEC; during any period when an emergency as defined by the rules and regulations of the SEC exists; or during any period when the SEC has by order permitted such suspension. The Funds will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can take as long as 15 days.

      There is no minimum for telephone redemptions paid by check. However, the Transfer Agent may deduct its current wire fee from the principal in the shareholder's account for wire redemptions under $5,000. As of the date of this prospectus, this fee was $7.50 for each wire redemption. There is no charge for wire redemptions of $5,000 or more.

      The value of shares on repurchase may be more or less than the investor's cost depending upon the market value of the relevant Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares, but a CDSC is imposed on certain redemptions of Class A and Class B shares as described below.

Involuntary Redemption

      The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $500;
provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. An investor may be notified that the value of the investor's account is less than $500, in which case the investor would be allowed 60 days to make an additional investment before the redemption is processed.

Automatic Withdrawal Plan ("AWP")

      The Funds offer an Automatic Withdrawal Plan which may be used by holders of Class A and Class B shares who wish to receive regular distributions from their accounts. Upon commencement of the AWP, the account must have a current value of $2,500 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more on a monthly, quarterly, semi-annual, or annual basis. Automatic withdrawals are normally processed on the 20th day of the applicable month or, if such day is not a day on which the New York Stock Exchange is open for business, on the next business day, and are paid promptly thereafter. An investor may utilize the AWP by completing the AWP Application Form available through the Transfer Agent.

      Shareholders should realize that if withdrawals exceed capital appreciation and/or income dividends their invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the AWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the AWP at any time, upon written notice to the Transfer Agent. Purchases of additional Class A shares of the Funds concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved, and, therefore, are discouraged. Class B shares, if any, that are redeemed in connection with the AWP are still subject to the applicable CDSC.

Contingent Deferred Sales Charge - Class B Shares

      Class B shares that are redeemed within six years of purchase will be subject to a CDSC as set forth below. A CDSC payable to the Distributor is imposed on any redemption of shares that causes the current value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the purchase of shares during the preceding six years.

      The CDSC will be waived for certain exchanges as described below. In addition, Class B shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) reinvestment of dividends or capital gain distributions, (2) shares held more than six years, or (3) capital appreciation of shares redeemed. In determining the applicability and rate of any CDSC, it will be assumed that a redemption of Class B shares is made first of shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then of remaining shares held by the shareholders for the longest period of time. The purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected. The holding period of Class B shares of a Fund acquired through an exchange of Class B shares of The Munder Money Market Fund (which are available only by exchange of Class B shares of the Funds or other funds of the Company, The Munder Framlington Funds Trust or the Munder Funds Trust) will be calculated from the date that the Class B shares were initially purchased.

      The amount of any applicable CDSC will be calculated by multiplying the net asset value of shares subject to the charge at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                               CONTINGENT DEFERRED
                                 SALES CHARGE AS
                                 A PERCENTAGE OF
            YEAR SINCE                       DOLLAR AMOUNT
            PURCHASE                      SUBJECT TO CHARGE

            First                               5.00%
            Second                              4.00%
            Third                               3.00%
            Fourth                              3.00%
            Fifth                               2.00%
            Sixth                               1.00%
            Seventh                             0.00%

      For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares. The amount of any CDSC will be paid to the Distributor.

      The Distributor will pay a commission of 4.0% of the net asset value of Class B shares to brokers that initiate and are responsible for purchases of Class B shares of the Funds.

      The CDSC will be waived for certain exchanges, as described below. In addition, the CDSC payable with respect to Class B shares will be waived in the following circumstances: (1) total or partial redemptions made within one year following the death of a shareholder or registered joint owner; (2) minimum required distributions made in connection with an IRA or other retirement plan following attainment of age 70 1/2; and (3) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily.

Contingent Deferred Sales Charge - Class A Shares

      In order to recover commissions paid to dealers on investments of $1 million or more in Class A shares, a CDSC of 1% applies to certain redemptions of Class A shares made within the first year after investing.

      No charge is imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gain distributions plus (b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year. The same waivers as are available with respect to the CDSC on Class B shares also apply to the CDSC on Class A shares.

      The holding period of Class A shares of a Fund acquired through an exchange of the corresponding class of shares of The Munder Money Market Fund (which are available only by exchange of Class A shares of the Funds or other funds of the Company, The Munder Framlington Funds Trust or the Munder Funds Trust) and the Funds and other non-money market funds of the Company, The Munder Framlington Funds Trust and The Munder Funds Trust will be calculated from the date that the Class A shares were initially purchased.

      See the Statement of Additional Information for further information regarding redemption of Fund shares.

      Class A shares purchased for at least $1,000,000 without a sales charge may be exchanged for Class A shares of another fund of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust without the imposition of a CDSC, although the CDSC described above will apply to the redemption of the shares acquired through an exchange.

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing all Class A shares on which a front-end sales charge has been assessed; then of shares acquired pursuant to the reinvestment of dividends and distributions; and then of amounts representing the cost of shares purchased one year or more prior to the redemption. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to the Distributor.

                       CONVERSION OF CLASS B SHARES

      A shareholder's Class B shares will automatically convert to Class A shares in a Fund on the sixth anniversary of the issuance of the Class B shares, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes. If a shareholder effects one or more exchanges among Class B shares of a Fund or other non-money market funds of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. See "Net Asset Value."

Other

      Some or all of the services and privileges described herein may not be available to certain customers of a broker, and a broker may impose conditions on its customers which are different from those described in this Prospectus. Investors should consult their brokers in this regard.

                          HOW TO EXCHANGE SHARES

General

      Class A and Class B shares of each Fund may be exchanged for shares of the same class of other funds of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust, based on their respective net asset values, subject to any applicable sales charge differential.

      Class A shares of a money market fund of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust for which a sales charge was paid, can be exchanged for Class A shares of a Fund or other fund of the Company, The Munder Framlington

Funds Trust or The Munder Funds Trust subject to payment of differential sales charges as applicable.

      Class K Shares of a fund of the Company, The Munder Framlington Funds Trust or the Munder Funds Trust may be exchanged for Class A Shares of any of the Funds subject to payment of differential sales charges as applicable.

      The exchange of Class B shares of one fund of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust for Class B shares of another fund of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust will not be subject to a CDSC. For purposes of computing the applicable CDSC, the length of time of ownership of the Class B shares will be measured from the date of the original purchase and will not be affected by such exchanges.

      Any share exchange must satisfy the requirements relating to the minimum initial investment in a fund of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust, and the shares involved must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial advisor and should consider the investment objective, policies and restrictions of the fund into which the shareholder is making an exchange, as set forth in the applicable prospectus. An investor who is considering an exchange may obtain a copy of the prospectus for any investment portfolio of the Company, The Munder Framlington Funds Trust or The Munder Funds Company by contacting his or her broker or the Company at (800) 438-5789. Certain brokers may charge a fee for handling exchanges.

      The Company reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modifications except where notice is not required.

Exchange by Telephone

      A shareholder may give exchange instructions to the shareholder's broker or by telephone to the Funds at (800) 438-5789. Telephone exchange privileges are not available to shareholders who have custody of their share certificates. The Company reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any Fund or its shareholders.

Exchange by Mail

      Exchange orders may be sent by mail to the shareholder's broker or to the Transfer Agent at the address set forth in "Shareholder Account Information."

                        DIVIDENDS AND DISTRIBUTIONS

      The Funds expect to pay dividends and distributions from the net income and capital gains, if any, earned on investments held by the Funds. The net income of each Fund, if any, is declared as a dividend and paid at least annually. Dividends and other distributions paid by each Fund with respect to the Class A and Class B shares are calculated at the same time.

      The Funds' net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually. Dividends and capital gains are paid in the form of additional shares of the same class of a Fund unless a shareholder requests that dividends and capital gains be paid in cash. In the absence of this request on the Account Application Form or in a subsequent request, each purchase of shares is made on the understanding that the Funds' Transfer Agent is automatically appointed to receive the dividends upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the same class of the appropriate Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with a Fund.

      The per share dividends on Class B shares of a Fund generally will be lower than the per share dividends on Class A shares of that Fund as a result of the higher annual service and distribution fees applicable with respect to Class B shares.

      Each Fund's expenses are deducted from the income of the Fund before dividends are declared and paid. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Trustees; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Funds and their shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and Trustees' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Trust that are not readily identifiable as belonging to a particular fund of the Trust are allocated among all funds of the Trust by or under the direction of the Board of Trustees in a manner that the Board determines to be fair and equitable. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear expenses in connection with the performance of their services, and each Fund bears the expenses incurred in its operations. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

      Each Fund's expenses are deducted from the income of that Fund before dividends are declared and paid. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and Directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular fund of the Company are allocated among all funds of the Company by or under the direction of the Board of Directors in a manner that the Board determines to be fair and equitable. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear expenses in connection with the performance of their services, and the Funds bear the expenses incurred in their respective operations. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

      Each Fund's net investment income available for distribution to the holders of shares will be reduced by the amount of service and distribution fees payable under the Class A Plan and the Class B Plan described below.

                              NET ASSET VALUE

      Net asset value for a particular class of shares in a Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to that class, less the liabilities charged to that class, by the number of outstanding shares of that class.

      The net asset value per share of a Fund for the purpose of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The Underlying Funds are valued at their respective net asset values as of 4:00 p.m., New York time, on each business day. The Underlying Funds value their portfolio securities as follows: Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the Advisor under the supervision of the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

      The Company does not accept purchase and redemption orders on days on which the New York Stock Exchange is closed. The New York Stock Exchange is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

      The different expenses borne by each Class of shares will result in different net asset values and dividends. The per share net asset value of the Class B shares of a Fund generally will be lower than that of the Class A shares of that Fund because of the higher expenses borne by the Class B shares.

                                MANAGEMENT

Board of Directors

      The Company is managed under the direction of its Board of Directors. The Statement of Additional Information contains the name and background information of each Director.

Investment Advisor

      Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009, serves as the Fund's investment advisor. The Advisor was formed in December, 1994. The principal partners of the Advisor are Old MCM, Inc. ("MCM"), Munder Group LLC, Woodbridge Capital Management, Inc. ("Woodbridge") and WAM Holdings, Inc. ("WAM"). MCM was founded in February, 1985 as a Delaware corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chief executive officer, indirectly owns or controls a majority of the partnership interests in the Advisor. As of September 30, 1996, the Advisor and its affiliates had approximately $36 billion in assets under active management, of which $18 billion were invested in equity securities, $8 billion were invested in money market or other short-term instruments, and $10 billion were invested in other fixed income securities.

      Subject to the supervision of the Board of Directors of the Company, the Advisor provides overall investment management for the Funds, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains books and records with respect to the Funds' securities transactions and provides periodic and special reports to the Board of Directors as requested.

      For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from the Funds, computed daily and payable monthly, at an annual rate of .25% of each Fund's average daily net assets.

      Munder Capital Management also serves as investment advisor for each of the Underlying Funds, and receives investment advisory fees for such service from those Funds. For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Underlying Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of 1.25% of the average daily net assets of the Framlington Emerging Market Fund; 1.00% of the first $500 million of average daily net assets and .75% of average daily net assets in excess of $500 million of the

Multi-Season Growth Fund; 1.00% of average daily net assets up to $250 million and .75% of average daily net assets in excess of $250 million for the Framlington International Growth Fund and the Framlington Healthcare Fund; 1.00% of average daily net assets of the Micro-Cap Equity Fund and NetNet Fund; .75% of average daily net assets of each of the Accelerating Growth Fund, Equity Selection Fund, Growth & Income Fund, International Equity Fund, Small-Cap Value Fund and Small Company Growth Fund; .74% of average daily net assets of each of the Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund; .50% of average daily net assets of each of the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund; .40% of average daily net assets of the Money Market Fund; and .35% of average daily net assets of each of the Cash Investment Fund, and U.S. Treasury Money Market Fund.

      Each Fund, as a shareholder in an Underlying Fund, will indirectly bear its proportionate share of any investment advisory fees and other expenses paid by an Underlying Fund. Information regarding the expense ratios of the Underlying Funds is included in this Prospectus under the heading "Expense Table." See "Investment Advisory and Other Service Arrangements" in the Statement of Additional Information for information regarding the amounts paid the Adviser by the Underlying Funds during their most recent fiscal period.

      The Advisor expects to voluntarily waive a portion of the fees payable to it with respect to the Multi-Season Growth Fund during the current fiscal year. However, the Advisor may discontinue such fee waivers at any time, in its sole discretion. The Advisor expects to receive, after waivers, an advisory fee at the annual rate of .75% of the average daily net assets of the Multi-Season Growth Fund during the Company's current fiscal year.

      The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Advisor's own resources and do not involve additional costs to the Fund or its shareholders.

Sub-Advisor

      Pursuant to a sub-advisory agreement with the Advisor, the Sub-Advisor provides sub-advisory services to the Framlington Funds. Subject to the supervision of the Advisor, the Sub-Advisor is responsible for the management of each Framlington Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities by the

Funds. The Sub-Advisor is also responsible for arranging the execution of all portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith. For its services with regard to the Framlington International Fund and the Framlington Healthcare Fund, the Advisor pays the Sub- Advisor a monthly fee equal on an annual basis to 0.50% of each Fund's average daily net assets up to $250 million, reduced to .375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Framlington Emerging Markets Fund, the Advisor pays the Sub- Advisor a monthly fee equal on an annual basis to .625% of the Fund's average daily net assets.

      The Sub-Advisor is a subsidiary of Framlington Group plc, a public limited company incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. The Sub-Advisor and its affiliates serve as investment manager to various investment trusts organized in the United Kingdom, and provides fund management services to pension funds and charities. Framlington Group plc is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by Credit Commercial de France S.A., a French banking corporation listed on the Societe des Bourses Francaises.

Portfolio Managers -- The Funds

      The portfolio manager for the Funds is Gerald Seizert, CFA, CIC, who is Executive Vice President and Chief Investment Officer of all equity management of the Advisor. Prior to joining the Advisor in 1995, Mr. Seizert served as Director and Managing Partner of the Detroit office of Loomis, Sayles & Company, L.P. Before his 1984 affiliation with Loomis, he served as Vice President, Trust Investments for First of America Bank. Earlier, 1977-1979, Mr. Seizert served as a Credit Analyst at Bank One of Columbus, N.A. Mr. Seizert received his B.B.A. degree and an M.B.A from The University of Toledo and is a Chartered Financial Analyst and Chartered Investment Counselor.

      For a description of the portfolio managers primarily responsible for the management of the Underlying Funds, see "INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS--PORTFOLIO MANAGERS--THE UNDERLYING FUNDS" in the Statement of Additional Information.

Administrator, Custodian and Transfer Agent

      First Data Investor Services Group, Inc. ("First Data"), whose principal business address is 53 State Street, Boston, Massachusetts 02109, serves as administrator for the Company.

First Data is a wholly-owned subsidiary of First Data Corporation. The Administrator generally assists the Company in all aspects of its administration and operations, including the maintenance of financial records and fund accounting.

      First Data also serves as the Company's transfer agent and dividend disbursing agent. Shareholder inquiries may be directed to First Data at P.O. Box 5130, Westborough, Massachusetts 01581-5130.

      As compensation for these services, the Administrator is entitled to receive an annual fee of $30,000 per Fund. The Transfer Agent is entitled to receive fees, based on the aggregate average daily net assets of the Funds, computed daily and payable monthly, at the rate of [.02% of the first $2.8 billion of net assets, plus .015% of the next $2.2 billion of net assets, plus
 .01% of all net assets in excess of $5 billion.] The Administrator and Transfer Agent are also entitled to reimbursement for out-of-pocket expenses. The
Administrator  has  entered  into  a   Sub-Administration   Agreement  with  the
Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

      Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Funds. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor, including the Underlying Funds, for which the custodian provides services, computed daily and payable monthly at an annual rate of [.03% of the first $100 million of average daily net assets, .02% of the next $500 million of net assets and .01% of net assets in excess of $600 million.] The Custodian also receives certain transaction based fees.

      For  an  additional   description   of  the  services   performed  by  the
Administrator, Transfer Agent and Custodian, see the Statement of Additional Information.

Distribution Services Arrangement

      The Company has adopted Distribution and Service Plans with respect to Class A and Class B shares of each Fund, pursuant to which each Fund uses its assets to finance activities relating to the distribution of its shares to investors and the provision of certain shareholder services (collectively, the "Plans"). Under the Class A Plan, the Distributor is paid a service fee at an annual rate of 0.25% of the value of average daily net assets of the Class A shares. Under the Class B Plan, the Distributor is paid a service fee at an annual rate of 0.25%, and a distribution fee at an annual rate of 0.75%, of the value of average daily net assets of the Class B shares.

      Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers (which may include the Distributor itself) and Service Organizations who provide shareholder services for the Funds. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds' Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.

      The Class B Plan permits payments to be made by the Funds to the Distributor for expenditures incurred by it in connection with the distribution of Fund shares to investors and the provision of certain shareholder services, including but not limited to the payment of compensation, including incentive compensation, to Service Organizations to obtain various distribution related services for the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, the Class B Plan authorizes payments by the Funds of the cost of preparing, printing and distributing Fund prospectuses and statements of additional information to prospective investors and of implementing and operating the Plan. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses that exceed distribution fees and CDSCs received by the Distributor.

      The Distributor expects to pay or arrange for payment of sales commissions to dealers authorized to sell Class B shares, all or a part of which may be paid at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the Class B Plan. Because the payment of distribution and service fees with respect to Class B shares is subject to the 1.00% limitation described above and will therefore be spread over a number of years, it may take the Distributor a number of years to recoup sales commissions paid by it to dealers and other distribution and service related expenses from the payments received by it from the Funds pursuant to the Plan.

      The Plans may be terminated at any time. The Plans provide that amounts paid as prescribed by the Plans at any time may not cause the limitation on such payments established by the Plans to be exceeded. The amount of daily compensation payable to the Distributor with respect to each day will be accrued each day as a liability of the Funds and will accordingly reduce each Fund's net assets upon such accrual.

      Payments under the Plans are not tied exclusively to the distribution and/or shareholder service expenses actually incurred by the Distributor and the payments may exceed distribution and/or service expenses actually incurred. The Company's Board of Directors evaluates the appropriateness of the Plans and their payment terms on a continuous basis and in so doing will consider all relevant factors, including expenses incurred by the Distributor and the amount received under the Plans and the proceeds of the CDSCs with respect to the Class B shares.

                                   TAXES

      Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

      Qualification as a regulated investment company under the Code for any taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such year. In general each Fund's investment company income will be its taxable income (including
dividends,   interest,   and  short-term   capital  gains)  subject  to  certain
adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each taxable year. Such distributions will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or qualified retirement plan are deferred under the Code if applicable requirements are met.)

      Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually. The Funds will generally have no Federal income tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not currently exempt from

Federal income taxes as long-term capital gains, no matter how long the shareholders have held their shares.

      A taxable gain or loss may also be realized by a holder of shares in Fund upon the redemption or transfer of shares depending upon the tax basis of the shares and their price at the time of the transaction.

      Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the respective Fund on December 31 of such year if such dividends are actually paid during January of the following year.

      Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

      On an annual basis, the Company will send written notices to record owners of shares regarding the Federal tax status of distributions made by the Funds. Since this is not an exhaustive discussion of applicable tax consequences and since state and local taxes may be different from the Federal taxes described above, investors may wish to contact their tax advisors concerning investments in the Funds.

      Since this is not an exhaustive discussion of applicable tax consequences, investors may wish to contact their tax advisors concerning investments in the Funds.

                           DESCRIPTION OF SHARES

      The Funds operate as three series of the Company. The Company was organized as a Maryland corporation on November 18, 1992 and is also registered under the 1940 Act as an open-end management investment company. The Company's Articles of Incorporation authorize the Directors to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority the Directors have authorized the issuance of shares of common stock representing interests in the Equity Selection Fund, the Micro-Cap Equity Fund, the Mid-Cap Growth Fund, the Multi-Season Growth Fund, the Real Estate Equity Investment Fund, the Small-Cap Value Fund, the Value Fund, the NetNet Fund, the International Bond Fund, the Short Term Treasury Fund, and the Money Market Fund.

      The shares of the Funds are offered in three classes of common stock, Class A, Class B and Class Y, $.001 par value per share. All shares of a Fund represent interests in the same assets of the Fund and are identical in all respects except that each class bears different service and distribution expenses and may bear various class-specific expenses, and each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Shares of the Funds issued are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Investors may call the Company at (800) 438-5789 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Class A and Class B shares of the Funds.

      The Company's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund, except where otherwise required by law or when the Directors determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In addition, shareholders of a Fund will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Directors determine that the matter to be voted upon affects only the interests of the holders of a particular class of shares. The Company is not required and does not currently intend to hold annual meetings of shareholders for the election of Board members except as required under the 1940 Act. A meeting of shareholders will be called upon the written request of at least 10% of the outstanding shares of the Company. To the extent required by law, the Company will assist in shareholder communications in connection with such a meeting. For further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

Reports to Shareholders

      The Funds will seek to eliminate duplicate mailings of prospectuses and shareholders reports to accounts which have the same primary record owner, and with respect to joint tenant accounts or tenant in common accounts, accounts which have the same address. Additional copies of prospectuses and reports to shareholders are available upon request by calling the Funds at (800) 438-5789.

                                PERFORMANCE

      From time to time, the Funds may quote performance and yield data in advertisements or in communications to shareholders. The total return of a class of shares of a Fund may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average percentage change in value of an investment in a class of shares in a Fund from the beginning date of the measuring period to the end of the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made during the period are reinvested in the same class of shares.

      Performance quotations for each class of shares will be calculated separately. Quotations for total return for Class A shares will reflect the maximum sales charge charged by a Fund with respect to Class A shares and quotations of total return for Class B shares will reflect any applicable CDSC, except that the Funds may also provide, in conjunction with such quotations, additional quotations that do not reflect the maximum sales charge when the quotations are being provided to investors who are subject to waived or reduced sales charges as described in this Prospectus. Because these additional quotations will not reflect the maximum sales charge payable by non-exempt investors, these quotations will be higher than the performance quotation otherwise computed.

      Quotations of total return for shares will reflect the fees for certain distribution and shareholder services as described in this prospectus.

      The yield of a Fund is computed based on the net income of a Fund during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Fund's yield is computed by dividing the per share net income for the Fund during a 30- day (or one-month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

      Each Fund may compare the performance of its shares to the performance of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, including, for example, Lipper Analytical Services, Inc., the Lehman Brothers Government/Corporate Bond Index, a recognized unmanaged index of government and corporate bonds, the S&P 500, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. Performance and yield data as reported in national financial publications such as Morningstar, Inc., Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

      Performance will fluctuate and any quotation of performance should not be considered as representative of future performance of a Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, portfolio maturity, operating expenses, and market conditions. Any fees charged by institutions directly to their customers' accounts in connection with investments in a Fund will not be included in calculations of yield and performance.

                      SHAREHOLDER ACCOUNT INFORMATION

      Shareholders are encouraged to place purchase, exchange and redemption orders through their brokers. Shareholders may also place such orders directly through the Transfer Agent. See "How to Purchase Shares," "How to Redeem Shares" and "How to Exchange Shares" for more information. The Transfer Agent for the Funds is First Data Investor Services Group, Inc.

Investment by Mail

      Send the completed Account Application Form (if initial purchase) or letter stating Fund name, share class, shareholder's registered name and account number (if subsequent purchase) with a check to:

                  First Data Investor Services Group, Inc.
                  The Munder Funds
                  P.O. Box 5130
                  Westborough, Massachusetts  01581-5130

Investment by Bank Wire

      An  investor  opening a new  account by bank wire  should call the Fund at
(800) 438-5789 to obtain an account number. Within seven days of purchase such an investor must send a completed Account Application Form containing the investor's certified taxpayer identification number to First Data Investor Services Group, Inc. at the address provided above under "Investment by Mail." Wire instructions must state the Fund name, share class, the shareholder's registered name and the shareholder account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

                  Boston Safe Deposit and Trust Company
                  Boston, MA
                  ABA#:  011001234
                  DDA#:  16-798-3
                  Account No.

      (State Fund name, share class, shareholder's registered name and shareholder account number)

      Before writing any funds an investor must call the Fund at (800) 438-5789 to confirm the wire instructions.

Exchange by Telephone

      Call your broker or the Fund at (800) 438-5789.

      Class A and Class B shares may be exchanged only for shares of the same class of another fund of the Company, The Munder Framlington Funds Trust or The Munder Funds Trust, subject to any applicable sales charge.

Redemptions by Telephone

      Call your broker or the Fund at (800) 438-5789.

Redemptions by Mail

      Send complete instructions, including name of Fund, share class, amount of redemption, shareholder's registered name, account number, and, if a certificate has been issued, an endorsed share certificate, to:

                  First Data Investor Services Group, Inc.
                  The Munder Funds
                  P.O. Box 5130
                  Westborough, Massachusetts  01581-5130

Additional Questions

      Shareholders with additional questions regarding purchase, exchange and redemption procedures may call the Company at (800) 438-5789.

                     THE MUNDER ASSET ALLOCATION FUNDS
                             480 Pierce Street
                        Birmingham, Michigan  48009
                         Telephone (800) 438-5789

PROSPECTUS

Class Y Shares

     The Munder All Season Conservative Fund (the "Conservative Fund"), the Munder All Season Moderate Fund (the "Moderate Fund"), and the Munder All Season Aggressive Fund (the "Aggressive Fund") (each a "Fund," collectively the "Funds") are three series of shares issued by The Munder Funds, Inc. (the "Company"), an open-end management investment company. This Prospectus relates only to Class Y shares of the Funds. The Funds are referred to as The Munder Asset Allocation Funds. The Conservative Fund seeks to provide shareholders with current income, with capital appreciation as a secondary objective. The Moderate Fund seeks to provide shareholders with high total return through a combination of capital appreciation and current income. The Aggressive Fund seeks to provide shareholders with long-term capital appreciation. Each Fund seeks its investment objective by investing in a variety of portfolios (the "Underlying Funds") offered by the Company, The Munder Framlington Funds Trust, and The Munder Funds Trust. There can be no assurance that a Fund's investment objective will be achieved. The net asset value per share of the Funds will fluctuate in response to changes in market conditions and other factors.

      Munder Capital Management (the "Advisor") serves as investment advisor to the Funds and to the Underlying Funds. Framlington Overseas Investment Management Limited (the "Sub- Advisor") serves as sub-advisor to the Framlington International Growth Fund, Framlington Emerging Markets Fund, and Framlington Healthcare Fund (the "Framlington Funds"), three of the Underlying Funds.

      This Prospectus sets forth concisely information that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated ______, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. It may be obtained free of charge by calling the Funds at (800) 438-5789. In addition, the SEC maintains a web site (http:\\www.sec.gov) that contains the Statement of Additional Information and other information regarding the Funds.

      Shares of the Funds and The Underlying Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Funds involves investment risks, including the possible loss of principal.

SECURITIES OFFERED BY THIS PROSPECTUS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



             The date of this Prospectus is ____________, 1997

                             TABLE OF CONTENTS

                                                                       PAGE


      EXPENSE TABLE.....................................................  5

      THE FUNDS.........................................................  9

      INVESTMENT OBJECTIVES AND POLICIES................................  9

      INVESTMENT OBJECTIVES AND POLICIES--UNDERLYING FUNDS.............. 12

      EQUITY FUNDS...................................................... 12

      FIXED INCOME FUNDS................................................ 17

      INVESTMENT TECHNIQUES AND RISK
      FACTORS--UNDERLYING FUNDS......................................... 18

      INVESTMENT LIMITATIONS............................................ 32

      PURCHASE AND REDEMPTION OF SHARES................................. 32

      DIVIDENDS AND DISTRIBUTIONS....................................... 35

      NET ASSET VALUE................................................... 36

      MANAGEMENT........................................................ 37

      TAXES............................................................. 41

      DESCRIPTION OF SHARES............................................. 42

      PERFORMANCE....................................................... 43





      No person has been authorized to give any information, or to make any representations not contained in this Prospectus, or in the Funds' Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Funds Distributor, Inc. (the "Distributor"). This Prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                               EXPENSE TABLE

      The following table sets forth certain costs and expenses that an investor is expected to incur as a shareholder of Class Y shares of each of the Funds based on estimated operating expenses for the current fiscal year. The table does not include the costs and expenses of the Underlying Funds, which an investor will also incur indirectly as a shareholder of Class Y shares of the Funds.

                                      Conservative    Moderate     Aggressive
                                          Fund          Fund          Fund

Annual operating expenses
(as a percentage of average net assets)

Advisory Fees ......................      .35%          .35%          .35%

Other Expenses (after expense limitation) .20%          .20%          .20%

Total Fund Operating Expenses
  (after expense limitation)........      .55%          .55%          .55%


      "Other expenses" in the above table include administrative fees, custodial fees, legal and accounting fees, printing costs, registration fees, the cost of regulatory compliance, the costs of maintaining each Fund's legal existence and the costs involved in communicating with shareholders. The Advisor has voluntarily agreed to limit each Fund's "other expenses" to .20% of its average daily net assets until October __, 1997. If this temporary expense limitation were not in place, each Fund's "other expenses" and "total fund operating expenses" would be __% and __%, respectively, for Class A shares, and __% and __%, respectively, for Class B shares, based on estimated expenses and projected assets for the current fiscal year. See "MANAGEMENT" in this Prospectus for a further description of the Funds' operating expenses and the nature of the services for which the Funds are obligated to pay advisory fees. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Funds are in addition to the expenses shown in the above Expense Table and the Example shown below.

      In addition to the expenses shown above, shareholders of the Funds will indirectly bear their pro rata share of fees and expenses incurred by the Underlying Funds, so that the investment returns of the Funds will be net of the expenses of the Underlying Funds. The table below sets forth total fund operating expenses expressed as a percentage of net assets, after any applicable expense reimbursements, for the Class Y shares of each of the Underlying Funds for their respective current fiscal years. The International Bond Fund did not commence operations until October 2, 1996, and the NetNet Fund did not commence operations until August 19, 1996. As of the date of this prospectus, the Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund had not commenced operations, and as of the date of this prospectus, the Framlington Funds had not commenced operations; therefore, the Expense Ratio set forth below is based on estimated operating expenses for each such fund. The Expense Ratio has been restated with respect to the Multi-Season Growth Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund to reflect anticipated fees, waivers and/or expense reimbursements. The Funds purchase only Class Y shares of the Underlying Funds. Class Y shares are sold without an initial or contingent deferred sales charge to the Funds, as well as to fiduciary and discretionary accounts of institutions, institutional investors, directors, trustees, officers and employees of the Company, The Munder Funds Trust, The Munder Framlington Funds Trust, the Advisor, the Distributor and the Advisor's investment advisory clients and family members of the Advisor's employees.

                                                      Expense Ratio

Multi-Season Growth Fund........................         1.01%*

Mid-Cap Growth Fund.............................          .95%+

Small Company Growth Fund ......................          .96%

Accelerating Growth Fund .......................          .95%

Value Fund......................................          .95%+

Small-Cap Value Fund............................          1.00%

Micro-Cap Equity Fund...........................          1.25%

Equity Selection Fund...........................          1.00%

Growth & Income Fund............................          .96%

Real Estate Equity Investment Fund..............         1.00%+

NetNet Fund.....................................          1.50%

International Equity Fund.......................          1.01%

Framlington International Growth Fund...........          1.30%

Framlington Emerging Markets Fund...............          1.55%

Framlington Healthcare Fund.....................          1.30%


          6






Intermediate Bond Fund..........................          .69%

Bond Fund.......................................          .70%

U.S. Government Income Fund.....................          .72%

International Bond Fund.........................          .85%

Cash Investment Fund ...........................          .53%

Money Market Fund...............................          .62%

U.S. Treasury Money Market Fund.................          .54%


*     Reflects advisory fees after waiver.  Without waiver, the Expense Ratio for The Multi-Season
      Growth Fund would be 1.26%.

+     The  Advisor  voluntarily   reimbursed  the  Fund  for  certain  operating
      expenses. In the absence of such expense reimbursement,  the Expense Ratio would have been as follows: 1.13% for Mid-Cap Growth Fund, 1.05% for Value
      Fund, and 1.27% for Real Estate Equity Investment Fund.

      Based on the expenses for the Funds and the Underlying Funds shown above, and assuming the neutral asset allocation for each Fund as set forth on page 10 below, the average weighted expense ratio for each Fund, expressed as a percentage of each Fund's average daily net assets, is estimated to be as follows:

                                                      Expense Ratio

Conservative Fund...............................          1.36%

Moderate Fund...................................          1.50%

Aggressive Fund.................................          1.61%


Example

      The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Funds. These amounts are based on payment by the Funds of operating expenses at the levels set forth in the above table, and are also based on the following assumptions:

      On the basis of these estimated expense levels, an investor would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% annual return, and 2) redemption at the end of the following time periods:


                        Conservative Fund     Moderate Fund      Aggressive Fund

1 Year...............         $14                $15                $16

3 Years..............         $43                $47                $51


      The foregoing Expense Table and Example are intended to assist investors in understanding the various shareholder transaction expenses and operating expenses of the Funds that investors bear both directly and indirectly.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING
EXPENSES.  ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY
BE MORE OR LESS THAN THOSE SHOWN.

                                 THE FUNDS

      The Conservative Fund, the Moderate Fund and the Aggressive Fund are three series of shares issued by the Company, an open-end management investment company. The Company was organized under the laws of the State of Maryland on November 18, 1992 and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's principal office is located at 480 Pierce Street, Birmingham, Michigan 48009 and its telephone number is (800) 438-5789.

                    INVESTMENT OBJECTIVES AND POLICIES

      The Conservative Fund's investment objective is to provide shareholders with current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objective by concentrating its investments in Underlying Funds that invest primarily in fixed income securities. The Conservative Fund may also invest a portion of its assets in Underlying Funds that invest primarily in equity securities and may hold assets in cash or money market securities. The Conservative Fund is designed for investors seeking income with the potential for capital appreciation.

      The Moderate Fund's investment objective is to provide shareholders with high total return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by diversifying its investments in Underlying Funds that invest primarily in equity securities and fixed income securities. The Fund may also hold assets in cash or money market securities. This Fund offers investors greater potential for capital appreciation than does the Conservative Fund by virtue of its larger investments in Underlying Funds that invest primarily in equity securities, while also offering investors the potential for investment income. The Moderate Fund is designed for investors who seek capital appreciation in addition to income, and who are willing to bear the risk of loss and share price fluctuation inherent in equity securities.

      The Aggressive Fund's investment objective is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in Underlying Funds that invest primarily in equity securities. The Fund may also invest a portion of its assets in Underlying Funds that invest in fixed income securities and may hold assets in cash or money market securities. The Aggressive Fund is designed for investors who seek long-term capital appreciation, with the potential for greater gains but with greater risk of loss and share price fluctuation.

      The Funds will invest their assets in the following
Underlying Funds, within the ranges (expressed as a percentage of each Fund's assets) indicated below:

                                   Conservative Fund         Moderate Fund  Aggressive Fund

                             Minimum      Maximum    Minimum      Maximum      Minimum      Maximum

Equity Funds

Multi-Season Growth Fund         0%          20%         0%           30%          0%          40%

Mid-Cap Growth Fund              0%          5%          0%           10%          0%           15%

Small Company Growth Fund        0%          10%         0%           20%          0%          30%

Accelerating Growth Fund         0%          5%          0%           10%          0%          15%

Value Fund                       0%          20%         0%           30%          0%          40%

Small-Cap Value Fund             0%          10%         0%           20%          0%           30%

Micro-Cap Equity Fund            0%          5%          0%           5%           0%           5%

Equity Selection Fund            0%          10%         0%           20%          0%          30%

Growth & Income Fund             0%          10%         0%           15%          0%          20%

Real Estate Equity Investment    0%          10%         0%           20%          0%          25%
Fund

NetNet Fund                      0%          5%          0%           5%           0%           5%

International Equity Fund        0%          5%          0%           10%          0%          15%

Framlington International        0%          5%          0%           10%          0%          15%
Growth Fund

Framlington Emerging Markets     0%          5%          0%           10%          0%          15%
Fund

Framlington Healthcare Fund      0%          5%          0%           5%           0%          10%


Fixed Income Funds

Intermediate Bond Fund           0%          80%         0%           50%          0%           30%

Bond Fund                        0%          80%         0%           50%          0%          30%

U.S. Government Income Fund      0%          60%         0%           40%          0%          20%

International Bond Fund          0%          30%         0%           20%          0%          10%


Money Market Funds

Cash Investment Fund             0%          10%         0%           10%          0%           10%


    10






Money Market Fund                0%          10%         0%           10%          0%           10%

U.S. Treasury Money Market       0%          10%         0%           10%          0%           10%
Fund



      For  the  purpose  of  determining  each  Fund's   compliance  with  these
percentage limitations, the Company will determine the value of a Fund's assets at the time of investment.

      While the Advisor intends to invest each Fund's assets in the Underlying Funds within the ranges set forth above, and to periodically adjust the allocations in response to economic and market conditions, each Fund has a "neutral mix" representing the intended typical allocations of the Fund's assets over time.

      Each Fund's neutral asset allocation is expected to be as follows:

                       Conservative Fund       Moderate Fund       Aggressive Fund

Equity Funds                  25%                   60%                  85%

Fixed Income Funds            70%                   35%                  15%

Money Market Funds            5%                    5%                   0%
and Cash


      Each Fund's investments are concentrated in the Underlying Funds, and the investment performance of each Fund is directly related to the performance of the Underlying Funds in which it invests. The Funds will invest in the Class Y shares of the Underlying Funds, which are sold at net asset value per share with no initial or contingent deferred sales charge. See "INVESTMENT OBJECTIVES AND POLICIES--UNDERLYING FUNDS" for a description of the Underlying Funds.

      In addition to shares of the Underlying Funds, each Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investments are described below under "INVESTMENT TECHNIQUES AND RISK FACTORS--UNDERLYING FUNDS - Repurchase Agreements, and - Liquidity Management."

      When the Advisor believes that market conditions warrant, a Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country.

           INVESTMENT OBJECTIVES AND POLICIES--UNDERLYING FUNDS

      The following is a brief description of the investment objectives and policies of the Underlying Funds. The investment objectives and policies of the Underlying Funds are discussed further in "INVESTMENT TECHNIQUES AND RISK FACTORS-- UNDERLYING FUNDS" and the Statement of Additional Information.

EQUITY FUNDS

Accelerating Growth Fund

      The investment objective of the Accelerating Growth Fund is to provide long-term capital appreciation, with income a secondary consideration. The fund seeks to achieve its objective by investing primarily in equity securities and instruments convertible or exchangeable into equity securities. The fund's investment portfolio will consist primarily of the stocks of companies determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and have a stable balance sheet.

Equity Selection Fund

      The investment objective of the Equity Selection Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective by investing in equity securities that a dedicated research team believes to be of high quality and that, as determined through both fundamental and technical analysis, are undervalued compared to equity securities of other companies in the same industry. The fund generally will invest in issuers that have market capitalizations of at least $3 billion at the time of purchase. The fund will be diversified by industry with proportionate weightings approximately the same as those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

Growth & Income Fund

      The investment objective of the Growth & Income Fund is to provide capital appreciation and current income by investing primarily in dividend-paying equity securities. The fund will invest in a diversified portfolio of dividend-paying stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. In general, the Advisor selects large, well-known companies that it believes have above-average and secure dividends. The fund will seek to produce a current yield greater than the S&P 500.

International Equity Fund

      The investment objective of the International Equity Fund is to provide long-term capital appreciation by investing primarily in the equity securities of foreign issuers. These securities will be held directly or in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). The fund will emphasize companies with a market capitalization of at least $100 million.

Micro-Cap Equity Fund

      The investment objective of the Micro-Cap Equity Fund is long-term capital appreciation. The fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of micro- cap companies that generally have a market capitalization of $200 million or less at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The Advisor will generally favor companies that it believes offer attractive opportunities due to the inefficiencies of the micro-cap market and that the Advisor believes, through internal research, will have the ability to grow significantly over the next several years.

Mid-Cap Growth Fund

      The investment objective of the Mid-Cap Growth Fund is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have market capitalizations between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum.

Multi-Season Growth Fund

      The investment objective of the Multi-Season Growth Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. The fund may invest up to 20% of the value of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries.

Real Estate Equity Investment Fund

      The Real Estate Equity Investment Fund's investment objectives are to provide shareholders with capital appreciation and current income. It seeks to achieve these objectives by investing primarily in securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers, home builders or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The fund may also invest up to 35% of its total assets in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The fund will not invest directly in real estate.

Small-Cap Value Fund

      The investment objective of the Small-Cap Value Fund is long-term capital appreciation, with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in equity securities of small-cap companies that generally have a market capitalization below $750 million at the time of purchase. The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Since small capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

Small Company Growth Fund

      The investment objective of the Small Company Growth Fund is to provide long-term capital appreciation. The fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

      Securities held by the fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The market capitalization of the issuers of securities purchased by the fund will be below $750 million at the time of purchase. In managing the fund, the Advisor seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

Value Fund

      The investment objective of the Value Fund is to provide long-term capital appreciation, with income a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well established companies with intermediate to large market capitalizations or capitalizations which exceed $750 million. The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase.

Framlington International Growth Fund

      The investment objective of the Framlington International Growth Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve its objective through worldwide investment in equity securities of companies which, in the opinion of the Sub-Advisor, show above-average profitability, management quality and growth. Under normal market conditions, at least 65% of the fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries.

Framlington Emerging Markets Fund

      The investment objective of the Framlington Emerging Markets Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective through investing primarily in equity securities of issuers in emerging market countries. The fund considers countries having emerging markets to be all countries that are generally considered to be emerging or developing countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as emerging.

Framlington Healthcare Fund

      The investment objective of the Framlington Healthcare Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective through investment in companies providing healthcare and medical services and products worldwide. The fund will invest in producers of pharmaceuticals, biotechnology firms, medical device and instrument manufacturers, distributors of healthcare products, care providers and managers and other healthcare services companies. Under normal market conditions, the fund will invest at least 65% of its total assets in healthcare companies as described above. The Sub- Advisor considers healthcare companies to include companies in which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities.

NetNet Fund

      The investment objective of the NetNet Fund is to provide shareholders with long term capital appreciation. The fund seeks to achieve this objective by investing primarily in companies engaged in Internet and Intranet related businesses. The fund will invest primarily in equity securities of companies listed on U.S. securities exchanges or NASDAQ which are engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet and Intranet related businesses. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW") which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases. Internet and Intranet related businesses include companies engaged in the research, design, development, manufacturing or distribution of servers, routers, search engines, bridges and switches, browsers, network applications, agent software, modems, carriers, firewall and security, e- mail, electronic commerce, video and publishing for use on the Internet/Intranet.

FIXED INCOME FUNDS

Bond Fund, Intermediate Bond Fund and U.S. Government Income
Fund
      The investment objective of the Bond Fund is to provide a high level of current income, and secondarily, capital appreciation. The Bond Fund's dollar-weighted average maturity will generally be between six and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. The investment objective of the Intermediate Bond Fund is to provide a competitive rate of return which over time exceeds the rate of inflation and the return provided by money market instruments. The Intermediate Bond Fund's dollar-weighted average maturity will generally be between three and eight years and will be adjusted by the Advisor according to market conditions. The investment objective of the U.S. Government Income Fund is to provide high current income. Under normal market conditions, the U.S. Government Income Fund's dollar-weighted average maturity will be six to fifteen years, and will be adjusted by the Advisor according to market conditions.

      Each of the Bond Fund, Intermediate Bond Fund, and U.S. Government Income Fund invests substantially all of its assets in debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"), debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities and various mortgage-related securities. These funds may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

International Bond Fund

      The investment objective of the International Bond Fund is to realize a competitive total return through a combination of current income and capital appreciation. The fund seeks to achieve its objective by investing primarily in foreign debt obligations. Under normal market conditions, at least 65% of the fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit, which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank,

Inter-American Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. The fund's dollar-weighted average maturity will generally be between three and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions.

MONEY MARKET FUNDS

Cash Investment Fund, Money Market Fund and U.S. Treasury
Money Market Fund

      The investment objective of both the Cash Investment Fund and U.S. Treasury Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The investment objective of the Money Market Fund is to provide current income consistent with the preservation of capital and liquidity. Each fund seeks to maintain a stable net asset value of $1.00 per share, although there is no assurance that they will be able to do so on a continuous basis. In pursuing their respective investment objectives, the Cash Investment Fund and Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as bank, commercial and other obligations (including Federal, state and local government obligations), that are available in the money markets. The securities in which the Cash Investment Fund and Money Market Fund may invest are described under "INVESTMENT TECHNIQUES AND RISK FACTORS-- UNDERLYING FUNDS" in the Prospectus and "FUND INVESTMENTS" in the Statement of Additional Information. The U.S. Treasury Money Market Fund seeks to achieve its objective by investing solely in short-terms bonds, bills and notes issued by the U.S. Treasury (including "stripped" securities as described under "INVESTMENT TECHNIQUES AND RISK FACTORS--UNDERLYING FUNDS"), and in repurchase agreements relating to such obligations.

                      INVESTMENT TECHNIQUES AND RISK
                         FACTORS--UNDERLYING FUNDS

      Each Fund's share price will fluctuate in response to changes in the share price of one or more of the Underlying Funds, which are permitted to engage in a wide range of investment techniques. Like any investment program, an investment in the Funds, and correspondingly an investment in the Underlying Funds, entails certain risks.

      Investment techniques that are available to the Underlying Funds are set forth below. The investment techniques described below under "U.S. Government Obligations," "Repurchase Agreements," "Investment Company Securities" and "Liquidity Management" may also be used directly by the Funds. Additional information concerning certain of these techniques and their related risks is contained in the Statement of Additional Information.

      Equity Securities. Each Underlying Fund that has capital appreciation as its primary objective ("Equity Fund") will invest in common stocks, and may invest in warrants and similar rights to purchase common stock. An Equity Fund may invest up to 5% of its net assets at the time of purchase in warrants and similar rights to purchase common stock (other than those that have been acquired in units or attached to other securities).

      The Micro-Cap Equity Fund, Small-Cap Value Fund and the Small Company Growth Fund each invest primarily in equity securities of smaller companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, these funds may be subject to greater price volatility than a fund consisting of larger capitalization stocks.

      In addition, each Equity Fund may invest in convertible bonds and convertible preferred stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into shares of common stock. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. An Equity Fund may acquire convertible securities that are rated below investment grade by Standard & Poor's Ratings Service, a division of McGraw Hill Companies Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's").

      The Growth & Income Fund may invest up to 20% of the value of its total assets in convertible securities that are rated below investment grade by S&P or Moody's. These high yield, high risk securities are commonly referred to as junk bonds. To the extent a fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a fund's net asset value) and
(e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a fund defaulted, the fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a fund, especially in a thinly traded market.

      Foreign Securities. Each Equity Fund (except the Real Estate Equity Investment Fund), each Fixed Income Fund (i.e., Intermediate Bond Fund, Bond Fund, U.S. Government Income Fund and International Bond Fund), and the Cash Investment Fund may invest in the securities of foreign issuers. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. These include differences in accounting, auditing and financial reporting standards; different disclosure laws, which may result in less publicly available information about foreign issuers than U.S. issuers; generally higher markups on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability; less government regulation of securities markets, brokers and issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and
imposition of restrictions on foreign investments. Additionally, foreign securities and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to U.S. custodial arrangements, and transaction costs of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

      The Framlington Emerging Markets Fund seeks its investment objective by investing primarily in equity securities of issuers in emerging market countries. The considerations discussed in the preceding paragraph generally are more of a concern in emerging market countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in emerging market countries therefore may be subject to potentially higher risks than investments in developed countries.

      The Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Small-Cap Value Fund, and Value Fund each may invest up to 20% and each other Equity Fund (except the International Equity Fund, the NetNet Fund and the Framlington Funds) may invest up to 10% of its total assets in securities of foreign issuers, including companies domiciled in developing countries. The NetNet Fund may invest up to 35% of its assets, and the Framlington Funds may invest without limit, in securities of foreign issuers, including companies domiciled in developing countries. Each Fixed Income Fund (except the International Bond Fund) and the Cash Investment Fund may invest up to 10% of its assets in foreign securities. Under normal market conditions, the International Equity Fund, the International Bond Fund and the Framlington
International Growth Fund will each invest at least 65% of its assets in securities of issuers located in at least three countries other than the United States. The International Equity Fund may also invest in countries with emerging economies or securities markets located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa.

      Investments in foreign securities may be in the form of ADRs, EDRs, or similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. The Mid-Cap Growth Fund and Multi-Season Growth Fund typically will only purchase foreign securities which are represented by sponsored or unsponsored ADRs listed on a domestic securities exchange or included in the NASDAQ National Market System. Ownership of unsponsored ADRs may not entitle a fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Interest or dividend payments on such securities may be subject to foreign withholding taxes.

      Forward Foreign Currency Exchange Contracts. Each Equity and Fixed Income Fund (except the Real Estate Equity Investment Fund) may enter into forward foreign currency exchange contracts ("forward contracts") in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A fund may not enter into forward contracts for speculative purposes. A forward contract is an obligation to purchase or sell a specific currency at a future date, at a price set at the time of contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted and the fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with a fund's custodian of cash, U.S. Government securities or other high grade debt obligations which are marked to market daily.

      Futures Contracts and Options. Each Equity and Fixed Income Fund may invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets.
Futures contracts obligate a fund, at maturity, to take or make delivery of certain securities or in the case of index futures, the cash value of a bond or securities index.

      The Equity and Fixed Income Funds may purchase and sell exchange traded call and put options on futures contracts. When a fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund intends to purchase. Similarly, if the value of a fund's portfolio securities is expected to decline, the fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a fund's position in a futures contract or option thereon, the fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable requirements of the SEC.

      In addition, each Equity and Fixed Income Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or indices. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

      The use of these derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of futures and options transactions include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that the skills needed to use these strategies are different than those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a fund worse off than if it had not entered into the position.

      Corporate Obligations. Each Fixed Income Fund and the Cash Investment Fund may purchase corporate bonds and commercial paper that meet the respective fund's quality and maturity limitations. These investments may include obligations issued by foreign corporations and foreign counterparts of U.S. corporations and europaper, which is U.S.

dollar-denominated commercial paper of a foreign issuer. Each Fixed Income Fund will purchase only those securities which are considered to be investment grade or better (within the four highest rating categories of S&P or Moody's) or, if unrated, of comparable quality. After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the fund to sell such security. However, the Advisor will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the fund. Descriptions of each rating category are included as Appendix A to the Statement of Additional Information.

      Bank Obligations Each Equity Fund, each Fixed Income Fund, the Cash Investment Fund and the Money Market Fund may purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The International Bond Fund may purchase debt obligations issued or guaranteed by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Union; debt obligations of U.S. and foreign banks and bank holding companies and U.S. dollar-denominated bank obligations. See "Foreign Securities" for a discussion of the risks associated with investments in obligations of foreign banks and foreign branches of domestic banks. Foreign bank obligations include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Canadian Time Deposits ("CTDs"), Schedule Bs, Yankee Certificates of Deposit ("Yankee CDs") and Yankee Bankers' Acceptances ("Yankee BAs"). A discussion of these obligations appears in the Statement of Additional Information under "Additional Information on Portfolio Investments--Non- Domestic Bank Obligations."

      Asset-Backed Securities. Subject to applicable credit criteria, each Fixed Income Fund and the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset- backed securities varies with the maturities of the underlying instruments. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that a fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of premium paid.

      Interest Rate and Currency Swaps. For hedging purposes, the International Bond Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate caps and floors. The International Bond Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. An interest rate or currency swap is a derivative instrument which involves an agreement between the fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor is a derivative instrument which entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

      The use of swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor's forecast of market values, interest rates, currency rates of exchange and other applicable factors is incorrect, the investment performance of the International Bond Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Advisor's forecasts were correct, a swap position may correlate imperfectly with the asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, the International Bond Fund might incur a loss.

      U.S. Government Obligations. Each Underlying Fund may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. The Conservative Fund, the Moderate Fund and the Aggressive Fund may also invest directly in these obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the

Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

      Stripped Securities. Each Fixed Income Fund, the Cash Investment Fund and the Money Market Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATS) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Treasury Money Market Fund may purchase only U.S. Treasury-issued stripped securities. Stripped securities will normally be considered illiquid investments and will be acquired subject to a fund's limitation on illiquid investments unless determined to be liquid under guidelines established by the fund's Board of Trustees/Directors.

      Repurchase  Agreements.   Each  Underlying  Fund  may  agree  to  purchase
securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Conservative Fund, the Moderate Fund and the Aggressive Fund may also invest directly in Repurchase Agreements. With respect to the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund (collectively, the "Money Market Funds"), the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days or less. The financial institutions with which a fund may enter into repurchase agreements include member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. The Advisor (the Sub-Advisor with respect to the Framlington Funds) will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose a fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      Reverse Repurchase Agreements. Each Underlying Fund (except the Multi-Season Growth Fund and the Money Market Fund) may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price. A fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

      Variable and Floating Rate Securities. Each Underlying Fund (except the Framlington Funds, the NetNet Fund, and the U.S. Treasury Money Market Fund) may purchase variable and floating rate securities, which may have stated maturities in excess of the fund's maturity limitations, but which are deemed to have shorter maturities because the fund can demand payment of the principal of the security at least once within such periods on not more than thirty days' notice (this demand feature is not required if the security is guaranteed by the U.S. Government or an agency or instrumentality thereof). These securities may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market could make it difficult to dispose of these securities, and a fund could suffer a loss if the issuer defaulted or during periods that the fund is not entitled to exercise its demand rights. Variable and floating rate securities held by a fund are subject to the fund's limitation on illiquid investments when the fund may not demand payment of the principal amount within seven days absent a reliable trading market.

      When-Issued Purchases and Forward Commitments. Each Underlying Fund (except the Framlington Funds and the NetNet Fund) may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. Each fund will establish a segregated account consisting of cash, U.S.
Government securities or other portfolio securities in an amount equal to the amount of its when-issued purchases and forward commitments. The funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

      Fixed Income Securities. Generally, the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of investment portfolios composed primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Changes in the financial strengths of an issuer or changes in the ratings of a particular security may affect the value of those investments. Fluctuations in the market value of fixed income securities subsequent to their acquisitions will not affect cash income from such securities, but will be reflected in a fund's net asset value.

      Guaranteed Investment Contracts. Each Fixed Income Fund and the Cash Investment Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts a fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees/Directors. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to a fund's limitation on illiquid investments.

      Investment Company Securities. The Conservative Fund, the Moderate Fund and the Aggressive Fund each invests primarily in shares of the Underlying Funds. In addition, in connection with the management of their daily cash positions, each Underlying Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). The International

Equity Fund, Framlington International Growth Fund, and Framlington Emerging Markets Fund may purchase shares of investment companies investing primarily in foreign securities, including so called "country funds." Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of a fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, an Underlying Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Underlying Fund bears directly in connection with its own operations.

      Liquidity Management. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor (the Sub-Advisor with respect to the Framlington Funds) determines that market conditions warrant, each of the Equity Funds may invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments and repurchase agreements as described above. The Conservative Fund, the Moderate Fund and the Aggressive Fund may also invest directly in these instruments.

      High quality money market instruments may include commercial paper, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Equity Funds may also purchase U.S. dollar-denominated bank obligations, as described above under "Bank Obligations." Short-term obligations purchased by the Equity Funds will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or be issued by issuers with such ratings. Unrated instruments purchased by a fund will be of comparable quality as determined by the Advisor (the Sub-Advisor with respect to the Framlington Funds).

      Diversification. The Underlying Funds, other than the International Bond Fund, are each classified as a diversified investment company under the 1940 Act; the International Bond Fund is classified as non-diversified. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. All Underlying Funds, including the International Bond Fund, will, however, comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code").

      Illiquid Securities. Each Equity and Fixed Income Fund may invest up to 15% of the value of its net assets in securities which are illiquid. Each of the Money Market Funds may invest up to 10% of its net assets in securities which are illiquid. Illiquid securities generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended. If, after the time of acquisition, events cause this limit to be exceeded, a fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

      Lending of Portfolio Securities. To enhance the return of its portfolio, each Underlying Fund may lend securities in its portfolio representing up to 25% of its total assets (one-third of its total assets in the case of the Money
Market Fund) taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

      Borrowing. Each of the Underlying Funds is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes. However, a fund is authorized to borrow money in amounts up to one-third of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by a fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, a fund will not purchase portfolio securities while borrowings exceed 5% of the fund's total assets.

      Portfolio Transactions and Turnover. All orders for the purchase or sale of securities on behalf of an Underlying Fund are placed with broker/dealers that the Advisor (Sub-Advisor with respect to the Framlington Funds) selects. A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a fund, and may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. The Advisor (Sub-Advisor) will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the funds' respective objectives and policies.

      Industry Concentration. Because the Real Estate Equity Investment Fund invests primarily in the real estate industry, it could conceivably own real estate directly as result of a default on debt securities it owns. The fund, therefore, may be subject to certain risks associated with the direct ownership, as well as indirect ownership, of real estate. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. If the fund has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Taxes" in the Statement of Additional Information. Because the fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries, it may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

      The Framlington Healthcare Fund generally intends to invest at least 65% of its total assets in securities of companies in the healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation. In particular, technological advances can render existing products obsolete, and obtaining governmental approval for new products from regulatory authorities can be lengthy, expensive and uncertain as to outcome. Healthcare companies also can be highly dependent on the strength of patents for maintenance of profit margins and market exclusivity. Moreover, cost containment measures implemented by governmental authorities have adversely affected certain healthcare industries.

      The NetNet Fund generally invests at least 65% of its total assets in securities of issuers in internet and intranet-related businesses. Because the NetNet Fund concentrates its investments in these securities, its shares do not represent a complete investment program and their value may fluctuate more than shares of a portfolio invested in a broader range of industries. The value of fund shares will also be especially susceptible to factors affecting companies engaged in Internet and Internet-related activities. Such companies are generally subject to the rate of change in technology that is higher than in other industries. Changes in governmental policies, such as telephone and cable regulations, freedom of speech and anti-trust regulations, may have a material effect on the demand for Internet services. Many of the products and services of companies engaged in Internet and Intranet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances.

                          INVESTMENT LIMITATIONS

      Each Fund's investment objective and policies may be changed by the Company's Board of Directors without shareholder approval. No assurance can be given that the Funds will achieve their respective investment objectives.

      The Funds have also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares" of the respective Fund (as defined in the Statement of Additional Information). These limitations are set forth in the Statement of Additional Information.

                     PURCHASE AND REDEMPTION OF SHARES

      Shares of the Funds are sold on a continuous basis for the Funds by the Distributor. The Distributor is a registered broker/dealer with principal offices at 60 State Street, Boston, Massachusetts 02109.

Purchase of Shares

      Class Y shares of the Funds are sold without an initial or contingent deferred sales charge to fiduciary and discretionary accounts of institutions, "institutional investors," directors, trustees, officers and employees of the Company, The Munder Funds Trust, The Munder Framlington Funds Trust, the
Advisor, the Distributor and the Advisor's investment advisory clients and family members of the Advisor's employees. "Institutional investors" may include financial institutions (such as banks, savings institutions and credit unions); pension and profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers; and broker-dealers acting for their own accounts or for the accounts of such institutional investors. A minimum initial investment of $500,000 for Class Y shares of a Fund is required for fiduciary and discretionary accounts of institutions and institutional investors.

      Shares of the Funds are sold at net asset value per share next determined on that day after receipt of a purchase order. Purchase orders by an institution for shares must be received by the Distributor or the Funds' Transfer Agent before the close of regular trading hours (currently 4:00 p.m. New York City time) on the New York Stock Exchange (the "Exchange"), on any Business Day (as defined below). Payment for such shares must be made by institutions in Federal funds or other funds immediately available to the Custodian no later than 4:00 p.m. (New York City time) on the next Business Day following the receipt of the purchase order.

      It is the responsibility of the institution to transmit orders for purchases by their customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with the institution. In addition, an institution may receive fees from the Funds with respect to the investments of its customers as described below under "Management."

      Purchases may be effected on days the Exchange is open for business (a "Business Day"). The Company reserves the right to reject any purchase order. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

      Neither the Company, the Distributor nor the Transfer Agent will be responsible for the authenticity of telephone instructions for the purchase or redemption of shares where such instructions are reasonably believed to be genuine. Accordingly, the Institution will bear the risk of loss. The Company will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Company fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized.

Automatic Investment Plan ("AIP")

      An investor in Class Y shares of a Fund may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment is $50.

Redemption of Shares

      Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at the institution. The Funds intend to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

      Share balances may be redeemed pursuant to arrangements between institutions and investors. It is the responsibility of an institution to transmit redemption orders to the Funds' Transfer Agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. If the Transfer Agent receives a redemption order prior to 4:00 p.m. (New York City time), the redemption proceeds for shares of a Fund are normally wired to the redeeming institution the following Business Day. The Funds reserve the right to delay the wiring of redemption proceeds for up to seven days after they receive a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect the Fund.

Exchanges

      Class Y shares of a Fund may be exchanged for Class Y shares of other funds of the Company, The Munder Funds Trust, or the Munder Framlington Funds Trust based on their respective net asset values, without the imposition of any sales charges.

      Any shares involved in an exchange must satisfy the requirements relating to the minimum initial investment in an investment portfolio of the Company, The Munder Funds Trust, or the Munder Framlington Funds Trust and the shares involved must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial advisor and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange, as set forth in the applicable prospectus. An investor who is considering an exchange may obtain a copy of the prospectus for any investment portfolio of the Company, The Munder Funds Trust, or the Munder Framlington Funds Trust by contacting his or her broker or a Fund at (800) 438-5789. Certain brokers may charge a fee for handling exchanges.

      The Company reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

                        DIVIDENDS AND DISTRIBUTIONS

      The Funds expect to pay dividends and distributions from the net income and capital gains, if any, earned on investments held by the Funds. The net income of each Fund is declared as a dividend and paid at least annually.

      The Funds' net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually. Dividends and capital gains are paid in the form of additional shares of the Funds unless a shareholder requests that dividends and capital gains be paid in cash. In the absence of this request on the Account Application Form or in a subsequent request, each purchase of shares is made on the understanding that the Funds' Transfer Agent is automatically appointed to receive the dividends upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the same class of the appropriate Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with a Fund.

      Each Fund's expenses are deducted from the income of that Fund before dividends are declared and paid. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and Directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular fund of the Company are allocated among all funds of the Company by or under the direction of the Board of Directors in a manner that the Board determines to be fair and equitable. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear expenses in connection with the performance of their services, and the Funds bear the expenses incurred in their respective operations. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                              NET ASSET VALUE

      Net asset value for Class Y shares of a Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to that class, less the liabilities charged to that class, by the number of outstanding shares of that class.

      The net asset value per share of a Fund for the purpose of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The Underlying Funds are valued at their respective net asset values as of 4:00 p.m., New York time, on each business day. The Underlying Funds value their portfolio securities as follows: Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the Advisor under the supervision of the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

      The Company does not accept purchase and redemption orders on days on which the New York Stock Exchange is closed.

The New York Stock Exchange is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

                                MANAGEMENT

Board of Directors

      The Company is managed under the direction of its Board of Directors. The Statement of Additional Information contains the name and background information of each Director.

Investment Advisor

      Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009, serves as the Fund's investment advisor. The Advisor was formed in December, 1994. The principal partners of the Advisor are Old MCM, Inc. ("MCM"), Munder Group LLC, Woodbridge Capital Management, Inc. ("Woodbridge") and WAM Holdings, Inc. ("WAM"). MCM was founded in February, 1985 as a Delaware corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chief executive officer, indirectly owns or controls a majority of the partnership interests in the Advisor. As of September 30, 1996, the Advisor and its affiliates had approximately $36 billion in assets under active management, of which $18 billion were invested in equity securities, $8 billion were invested in money market or other short-term instruments, and $10 billion were invested in other fixed income securities.

      Subject to the supervision of the Board of Directors of the Company, the Advisor provides overall investment management for the Funds, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains books and records with respect to the Funds' securities transactions and provides periodic and special reports to the Board of Directors as requested.

      For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from the Funds, computed daily and payable monthly, at an annual rate of .25% of each Fund's average daily net assets.

      Munder Capital Management also serves as investment advisor for each of the Underlying Funds, and receives investment advisory fees for such service from those Funds.

For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Underlying Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of 1.25% of the average daily net assets of the Framlington Emerging Market Fund; 1.00% of the first $500 million of average daily net assets and .75% of average daily net assets in excess of $500 million of the Multi-Season Growth Fund; 1.00% of average daily net assets up to $250 million and .75% of average daily net assets in excess of $250 million for the Framlington International Growth Fund and the Framlington Healthcare Fund; 1.00% of average daily net assets of the Micro-Cap Equity Fund and NetNet Fund; .75% of average daily net assets of each of the Accelerating Growth Fund, Equity Selection Fund, Growth & Income Fund, International Equity Fund, Small-Cap Value Fund and Small Company Growth Fund; .74% of average daily net assets of each of the Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund; .50% of average daily net assets of each of the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund;
 .40% of average daily net assets of the Money Market Fund; and .35% of average daily net assets of each of the Cash Investment Fund and U.S. Treasury Money Market Fund.

      Each Fund, as a shareholder in an Underlying Fund, will indirectly bear its proportionate share of any investment advisory fees and other expenses paid by an Underlying Fund. Information regarding the expense ratios of the Underlying Funds is included in this Prospectus under the heading "Expense Table." See "Investment Advisory and Other Service Arrangements" in the Statement of Additional Information for information regarding the amounts paid to the Advisor by the Underlying Funds during their most recent fiscal periods.

      The Advisor expects to voluntarily waive a portion of the fees payable to it with respect to the Multi-Season Growth Fund during the current fiscal year. However, the Advisor may discontinue such fee waivers at any time, in its sole discretion. The Advisor expects to receive, after waivers, an advisory fee at the annual rate of .75% of the average daily net assets of the Multi-Season Growth Fund during the Company's current fiscal year.

      The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Advisor's own resources and do not involve additional costs to the Fund or its shareholders.

Sub-Advisor

      Pursuant to a sub-advisory agreement with the Advisor, the Sub-Advisor provides sub-advisory services to the Framlington Funds. Subject to the supervision of the Advisor, the Sub-Advisor is responsible for the management of each Framlington Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities by the Funds. The Sub-Advisor is also responsible for arranging the execution of all portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith. For its services with regard to the Framlington International Fund and the Framlington Healthcare Fund, the Advisor pays the Sub- Advisor a monthly fee equal on an annual basis to 0.50% of each Fund's average daily net assets up to $250 million, reduced to .375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis to .625% of the Fund's average daily net assets.

      The Sub-Advisor is a subsidiary of Framlington Group plc, a public limited company incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. The Sub-Advisor and its affiliates serve as investment manager to various investment trusts organized in the United Kingdom, and provides fund management services to pension funds and charities. Framlington Group plc is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by Credit Commercial de France S.A., a French banking corporation listed on the Societe des Bourses Francaises.

Portfolio Managers -- The Funds

      The portfolio manager for the Funds is Gerald Seizert, CFA, CIC, who is Executive Vice President and Chief Investment Officer of all equity management of the Advisor. Prior to joining the Advisor in 1995, Mr. Seizert served as Director and Managing Partner of the Detroit office of Loomis, Sayles & Company, L.P. Before his 1984 affiliation with Loomis, he served as Vice President, Trust Investments for First of America Bank. Earlier, 1977-1979, Mr. Seizert served as a Credit Analyst at Bank One of Columbus, N.A. Mr. Seizert received his B.B.A. degree and an M.B.A from The University of Toledo and is a Chartered Financial Analyst and Chartered Investment Counselor.

      For a description of the portfolio managers primarily responsible for the management of the Underlying Funds, see "INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS-PORTFOLIO

MANAGERS-THE UNDERLYING FUNDS" in the Statement of Additional Information.

Administrator, Custodian and Transfer Agent

      First Data Investor Services Group, Inc. ("First Data"), whose principal business address is 53 State Street, Boston, Massachusetts 02109, serves as administrator for the Company. First Data is a wholly-owned subsidiary of First Data Corporation. The Administrator generally assists the Company in all aspects of its administration and operations, including the maintenance of financial records and fund accounting.

      First Data also serves as the Company's transfer agent and dividend disbursing agent. Shareholder inquiries may be directed to First Data at P.O. Box 5130, Westborough, Massachusetts 01581-5130.

      As compensation for these services, the Administrator is entitled to receive an annual fee of $30,000 per Fund. The Transfer Agent is entitled to receive fees, based on the aggregate average daily net assets of the Funds, computed daily and payable monthly, at the rate of [.02% of the first $2.8 billion of net assets, plus .015% of the next $2.2 billion of net assets, plus
 .01% of all net assets in excess of $5 billion.] The Administrator and Transfer Agent are also entitled to reimbursement for out-of-pocket expenses. The
Administrator  has  entered  into  a   Sub-Administration   Agreement  with  the
Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

      Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Funds. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor, including the Underlying Funds, for which the custodian provides services, computed daily and payable monthly at an annual rate of [.03% of the first $100 million of average daily net assets, .02% of the next $500 million of net assets and .01% of net assets in excess of $600 million.] The Custodian also receives certain transaction based fees.

      For  an  additional   description   of  the  services   performed  by  the
Administrator, Transfer Agent and Custodian, see the Statement of Additional Information.

                                   TAXES

      Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

      Qualification as a regulated investment company under the Code for any taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such year. In general each Fund's investment company income will be its taxable income (including
dividends,   interest,   and  short-term   capital  gains)  subject  to  certain
adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each taxable year. Such distributions will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or qualified retirement plan are deferred under the Code if applicable requirements are met.)

      Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually. The Funds will generally have no Federal income tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not currently exempt from Federal income taxes as long-term capital gains, no matter how long the shareholders have held their shares.

      A taxable gain or loss may also be realized by a holder of shares in Fund upon the redemption or transfer of shares depending upon the tax basis of the shares and their price at the time of the transaction.

      Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the respective Fund on December 31 of such year if such dividends are actually paid during January of the following year.

      Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

      On an annual basis, the Company will send written notices to record owners of shares regarding the Federal tax status of distributions made by the Funds. Since this is not an exhaustive discussion of applicable tax consequences and since state and local taxes may be different from the Federal taxes described above, investors may wish to contact their tax advisors concerning investments in the Funds.

      Since this is not an exhaustive discussion of applicable tax consequences, investors may wish to contact their tax advisors concerning investments in the Funds.

                           DESCRIPTION OF SHARES

      The Funds operate as three series of the Company. The Company was organized as a Maryland corporation on November 18, 1992 and is also registered under the 1940 Act as an open-end management investment company. The Company's Articles of Incorporation authorize the Directors to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority the Directors have authorized the issuance of shares of common stock representing interests in the Equity Selection Fund, the Micro-Cap Equity Fund, the Mid-Cap Growth Fund, the Multi-Season Growth Fund, the Real Estate Equity Investment Fund, the Small-Cap Value Fund, the Value Fund, the NetNet Fund, the International Bond Fund, the Short Term Treasury Fund, and the Money Market Fund.

      The shares of the Funds are offered in three classes of common stock, Class A, Class B and Class Y, $.001 par value per share. All shares of a Fund represent interests in the same assets of the Fund and are identical in all respects except that each class bears different service and distribution expenses and may bear various class-specific expenses, and each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Shares of the Funds issued are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Investors may call the Company at (800) 438-5789 for more information concerning other classes of shares of the Funds. This Prospectus relates only to Class Y shares of the Funds.

      The Company's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund, except where otherwise required by law or when the Directors determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In addition, shareholders of a Fund will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Directors determine that the matter to be voted upon affects only the interests of the holders of a particular class of shares. The Company is not required and does not currently intend to hold annual meetings of shareholders for the election of Board members except as required under the 1940 Act. A meeting of shareholders will be called upon the written request of at least 10% of the outstanding shares of the Company. To the extent required by law, the Company will assist in shareholder communications in connection with such a meeting. For further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

Reports to Shareholders

      The Funds will seek to eliminate duplicate mailings of prospectuses and shareholders reports to accounts which have the same primary record owner, and with respect to joint tenant accounts or tenant in common accounts, accounts which have the same address. Additional copies of prospectuses and reports to shareholders are available upon request by calling the Funds at (800) 438-5789.

                                PERFORMANCE

      From time to time, the Funds may quote performance and yield data in advertisements or in communications to shareholders. The total return of Class Y shares of a Fund may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average percentage change in value of an investment in a class of shares in a Fund from the beginning date of the measuring period to the end of the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made during the period are reinvested. Performance quotations for each class of shares will be calculated separately.

      The yield of Class Y shares of a Fund is computed based on the net income of the Fund during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Fund's yield is computed by dividing the per share net income for the Fund during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

      Each Fund may compare the performance of its shares to the performance of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, including, for example, Lipper Analytical Services, Inc., the Lehman Brothers Government/Corporate Bond Index, a recognized unmanaged index of government and corporate bonds, the S&P 500 Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. Performance and yield data as reported in national financial publications such as Morningstar, Inc., Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

      Performance will fluctuate and any quotation of performance should not be considered as representative of future performance of a Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, portfolio maturity, operating expenses, and market conditions. Any fees charged by institutions directly to their customers' accounts in connection with investments in a Fund will not be included in calculations of yield and performance.

                     THE MUNDER ASSET ALLOCATION FUNDS
                             480 Pierce Street
                        Birmingham, Michigan 48009
                         Telephone (800) 438-5789


                    STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information, which has been filed with the Securities and Exchange Commission (the "SEC"), provides supplementary information pertaining to the Class A, Class B, and Class Y shares representing interests in the Munder All Season Conservative Fund (the "Conservative Fund"), the Munder All Season Moderate Fund (the "Moderate Fund"), and the Munder All Season Aggressive Fund (the "Aggressive Fund") (each a "Fund," collectively the "Funds"). The Funds are three series of shares issued by The Munder Funds, Inc. (the "Company"), an open-end management investment company. This Statement of Additional Information relates only to the Funds, which are referred to as The Munder Asset Allocation Funds. Each Fund seeks its investment objective by investing in a portfolio of mutual funds (the "Underlying Funds") offered by the Company, The Munder Framlington Funds Trust ("Framlington"), and The Munder Funds Trust (the "Trust"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Funds' Prospectus dated __________ __, 1997. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained through Funds Distributor, Inc. (the "Distributor"), or by calling (800) 438-5789. This Statement of Additional Information is dated _______ __, 1997.

Shares of the Funds and The Underlying Funds are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Funds involves investment risks, including the possible loss of principal.

           TABLE OF CONTENTS
                                                                            Page

GENERAL.................................................................  3

INVESTMENT OBJECTIVES AND POLICIES......................................  3

FUND INVESTMENTS........................................................ 24

INVESTMENT LIMITATIONS.................................................. 53

DIRECTORS AND OFFICERS.................................................. 54

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS...................... 60

PORTFOLIO TRANSACTIONS.................................................. 69

PURCHASE AND REDEMPTION INFORMATION..................................... 72

NET ASSET VALUE......................................................... 75

PERFORMANCE INFORMATION................................................. 75

TAXES................................................................... 78

ADDITIONAL INFORMATION CONCERNING SHARES................................ 84

MISCELLANEOUS........................................................... 85

REGISTRATION STATEMENT.................................................. 87

           Appendix A...................................................A-1

           Appendix B...................................................B-1





No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

GENERAL

      The Company was organized as a Maryland corporation on November 18, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Funds operate as three series of shares issued by the Company. The Company's principal office is located at 480 Pierce Street, Birmingham, Michigan 48009 and its telephone number is (800) 438-5789.

      As stated in the Prospectus, the investment advisor of each Fund, and each of the Underlying Funds, is Munder Capital Management (the "Advisor"). The principal partners of the Advisor are Old MCM, Inc., Munder Group LLC, Woodbridge Capital Management, Inc. and WAM Holdings, Inc. ("WAM"). Mr. Lee P. Munder, the Advisor's Chief Executive Officer, indirectly owns or controls a majority of the partnership interests of the Advisor. Framlington Overseas Investment Management Limited serves as sub-advisor ("Sub-Advisor") to the Framlington International Growth Fund, the Framlington Emerging Markets Fund, and the Framlington Healthcare Fund (collectively, the "Framlington Funds"), which are three series of Framlington. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

      Assets of the Funds will be allocated among the Underlying Funds within the ranges set forth in the Prospectus. In addition, each Fund may hold cash, and may invest cash balances in repurchase agreements and other money market instruments in an amount to meet expenses or for day-to-day operating expenses.

      The investment objectives and policies of the Funds and the Underlying Funds are set forth in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

      The Munder All Season Conservative Fund's investment objective is to provide shareholders with current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objective by concentrating its investments in Underlying Funds that invest primarily in fixed income securities.

      The Munder All Season Moderate Fund's investment objective is to provide shareholders with high total return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by diversifying its investments in Underlying Funds that invest primarily in equity securities and fixed income securities.

      The Munder All Season Aggressive Fund's investment objective is to provide shareholders with long-term capital appreciation. The Fund seeks its objective by concentrating its investments in Underlying Funds that invest primarily in equity securities.

      The following is a description of the investment objectives and policies of the Underlying Funds.

EQUITY FUNDS

Accelerating Growth Fund

      The investment objective of the Accelerating Growth Fund is to provide long-term capital appreciation, with income a secondary consideration. The Fund seeks to achieve its objective by investing primarily in equity securities and instruments convertible or exchangeable into equity securities. The Fund's investment portfolio will consist primarily of the stocks of companies determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and have a stable balance sheet.

      Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS-- UNDERLYING FUNDS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

Equity Selection Fund

      The investment objective of the Equity Selection Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing in equity securities that a dedicated research team believes to be of high quality and that, as determined through both fundamental and technical analysis, are undervalued compared to equity securities of other companies in the same industry. The Fund generally will invest in issuers that have market capitalizations of at least $3 billion at the time of purchase. The Fund will be diversified by industry with proportionate weightings approximately the same as those of the Standard & Poor's Composite Stock Price 500 Index (the "S&P 500").

      The Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS--UNDERLYING FUNDS" and "FUND INVESTMENTS" in this Statement of Additional Information for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

Growth & Income Fund

      The investment objective of the Growth & Income Fund is to provide capital appreciation and current income by investing primarily in dividend-paying equity securities. The Fund is designed for investors seeking current income and capital appreciation through the equity markets. The Fund will seek to achieve its objectives principally by investing in a broadly diversified portfolio of dividend-paying stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. In general, the Advisor selects large, well-known companies that it believes have above-average and secure dividends. The Fund will seek to produce a current yield greater than the S&P 500.

      The Fund's investment philosophy is founded on the Advisor's belief that over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Advisor believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

      To achieve its objective, the Fund will invest under normal circumstances at least 65% of its assets in income-producing common stocks and convertible preferred stocks. The Fund also may invest in convertible bonds which are debt securities convertible into or ultimately exchangeable for common stock. The Fund may invest up to 20% of the value of its total assets in securities that are rated below investment grade by Standard & Poor's Ratings Service ("S&P"), a division of McGraw-Hill Companies, Inc., or Moody's Investor Services, Inc. ("Moody's"). In addition to investing in common stocks and convertible securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS--UNDERLYING FUNDS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a description of these and other investment practices of the Fund, including investments in warrants, foreign securities and in stock index futures and options.

International Equity Fund

      The investment objective of the International Equity Fund is to provide long-term capital appreciation by investing primarily in the equity securities of foreign issuers. These securities will be held directly or in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. The Fund will emphasize companies with a market capitalization of at least $100 million. In selecting issuers, the Advisor may consider, among other factors, the location of the issuer, its competitive stature, the issuer's past record and future prospects for growth, and the marketability of its securities.

      On a continuing basis, but at least quarterly, the Advisor creates a list of securities eligible for purchase by the Fund. The Advisor then calculates the adjusted market capitalization of all the equity securities, ADRs and EDRs considered to be eligible for purchase. Market capitalization for equity securities is calculated by multiplying the market price of the security by the number of shares outstanding, adjusted for control blocks. A control block is defined as a block of securities owned by another corporation. The primary sources of information regarding the existence and size of control blocks are the S&P Stock reports and the Morgan Stanley Capital International Perspective. Control blocks will be updated each time the eligible list of securities is created or a company is added to the eligible universe.

      Following calculation of the adjusted market capitalization, the list of eligible securities is then sorted in descending order of adjusted market capitalization. Securities with market capitalizations greater than $100 million are considered for purchase by the Fund. On a regular basis, securities will be added to the eligible universe as new ADR and EDR facilities and exchange listings occur, subject to meeting other eligibility requirements. Each time the list of eligible securities is created, any security held by the Fund that does not appear on the updated eligibility list will be sold as soon as practicable.

      Equity securities on the eligible securities list are continuously evaluated on the basis of total return in relation to their respective local, regional and global markets. From the list of eligible securities a portfolio is constructed that is composed of two major sections. The first section is designed to provide broad coverage of international markets. Securities representation generally covers all major markets and industry sectors. The second section is designed to complement the first section by increasing exposure to securities that are expected to outperform their markets and industry sectors on a relative basis. The blending of the two sections is designed to provide an international portfolio that provides a broad market exposure to stock markets and has the capability to enhance the value of the portfolio by adjusting allocations to stocks that are expected to outperform their respective markets on a relative basis.

      The Fund will increase its exposure to the second section when the Advisor identifies securities that are expected to outperform their markets and the Fund will conversely increase its exposure to the first section when the Advisor believes a broader market exposure is required. When the Advisor believes broader market exposure will benefit the Fund, the Fund may allocate up to 80% of its assets for investment in the first section securities. When the Advisor identifies strong potential for specific securities to outperform their relative benchmarks, the Fund may invest up to 50% of its total assets in the second section securities.

      The Advisor will determine the second section allocation by examining the relationship each security has with the economic environment of its respective industry, country market and geographic region. A stock's economic environment is analyzed by identifying relevant key economic factor relationships with each stock, sector and market and then determining the level of influence the factors have in influencing the stock price.

      The Fund may invest in the securities of issuers located in countries which include, but are not limited to, the following: Argentina, Australia, Belgium, Brazil, Canada,
Chile, Denmark, Finland, France, Germany, Hong Kong, Ireland,
Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, The

Netherlands, New Zealand, Norway, Peru, The Philippines, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Turkey and The United Kingdom. It is expected that these securities will be traded in the principal trading market in such countries.

      Under normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries. In addition to investing in stocks, the Fund may, for the purpose of hedging its portfolio, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. The Fund may also invest in convertible securities, stock index futures, and, to a limited extent, warrants. The Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS-- Foreign Securities" in the Prospectus and "FUND INVESTMENTS-- Foreign Securities" in this Statement of Additional Information.

Micro-Cap Equity Fund

      The investment objective of the Micro-Cap Equity Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of micro- cap companies that generally have a market capitalization of $200 million or less at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500.

      The Advisor will generally favor companies that it believes offer attractive opportunities due to the inefficiencies of the micro-cap market and that the Advisor believes, through internal research, will have the ability to grow significantly over the next several years. The Fund will typically invest in small-sized, emerging growth companies that are positioned to benefit from changes in technologies, regulations and/or secular trends. These companies may still be in the developmental stage and may have limited product lines.

      The Fund will attempt to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since smaller capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

      Smaller capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

      Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. No more than 25% of the assets of the Fund will be invested in one industry group. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

Mid-Cap Growth Fund

      The investment objective of the Mid-Cap Growth Fund is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have market capitalizations between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

      The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 10,000 companies for each of the last three years to determine earnings strength, consistency and momentum. Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Once determined to be attractive values, those securities exhibiting relative price momentum to the Standard & Poor's Mid-Cap Index generally will be favored by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

      The Fund invests substantially all, and at least 65%, of its total assets in equity securities of companies with market capitalizations that range between $100 million and $5 billion. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants.

      The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

Multi-Season Growth Fund

      The investment objective of the Multi-Season Growth Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

      The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 5,500 companies for each of the last five years to determine earnings strength, consistency and momentum. Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Historically, the median valuation of the portfolios managed by the Advisor has been no more than a moderate premium to that of the S&P 500. Once determined to be attractive values, those securities exhibiting the strongest relative price momentum to the S&P 500 normally will be chosen by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

      The Fund invests substantially all, and at least 65%, of its assets in equity securities. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants. No more than 25% of the assets of the Fund will be invested in one industry group. In addition, the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund may also invest up to 20% of the value of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries.

      The Fund may invest in short-term money market instruments. Under normal market conditions, short-term money market instruments could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market instruments for temporary defensive purposes.

      The Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund's outstanding shares.

Real Estate Equity Investment Fund

      The Real Estate Equity Investment Fund's investment objectives are to provide shareholders with capital appreciation and current income. It seeks to achieve these objectives by investing primarily in securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets.
It will not invest directly in real estate.

      Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of companies listed on U.S. securities exchanges or NASDAQ which are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers, home builders or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will invest in real estate investment trusts only if they are traded on major U.S. exchanges or NASDAQ. The Fund will not invest more than 15% of its total assets in equity real estate investment trusts, excluding self-managed and/or self-administered trusts. The specific risks of investing in real estate industry companies are summarized under "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information.

      The Fund may also invest up to 35% of its total assets in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest more than 25% of its total assets in the real estate and real estate related industries. In addition to these securities, the Fund may invest up to 35% of its total assets in securities of companies outside the real estate and real estate related industries believed by the Advisor to be undervalued and to have capital appreciation potential. Moreover, consistent with its objective of current income, the Fund may invest in nonconvertible debt securities of companies outside the real estate and real estate related industries. The debt securities purchased (except for those described below) will be of investment grade or better quality (e.g., rated no lower than Baa by Moody's or BBB by S&P or if not so rated, believed by the Advisor to be of comparable quality). From time to time, the Fund may invest up to 5% of its total assets in securities rated below investment grade and in unrated debt securities of issuers which are secured by real estate assets where the Advisor believes that the securities are trading at a discount and that the underlying collateral is sufficient to ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.

      The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

      The Fund's investment objective is fundamental and may not be changed without the authorization of the holders of a majority of the Fund's outstanding shares. Unless otherwise noted, all other investment policies of the Fund are non- fundamental and may be changed by the Board of Directors without shareholder approval.

Small-Cap Value Fund

      The investment objective of the Small-Cap Value Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of small-cap companies that generally have a market capitalization below $750 million at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500.

      The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

      Securities may become undervalued generally because they are temporarily overlooked or out of favor due to economic conditions, a market decline, industry conditions or actual or anticipated developments affecting the company. The Fund may be considered "contrarian" in nature because its investments may be considered out of favor with general investors.

      The Fund will attempt to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

      Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

      Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. The Fund will typically invest in companies with lower price/earnings ratios, lower price/cash flow ratios and/or lower price/book values than the equity markets in general, as measured by the Russell 2000 Index of small stocks. In addition, a company's valuation level will be compared to its own historical valuation. The dividend yield of portfolio companies is expected to approximate that of the general equity market. No more than 25% of the assets of the Fund will be invested in one industry group.

      It is the Advisor's intention to invest primarily in domestic equity securities. In addition to investing in domestic common stocks, the Fund may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include ADRs, preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of the type of derivative security in which the Fund might invest includes depositary receipts.

      In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of

Additional Information for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

Small Company Growth Fund

      The investment objective of the Small Company Growth Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

      Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The market capitalization of the issuers of securities purchased by the Fund will be below $750 million at the time of purchase. In managing the Fund, the Advisor seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

      The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

      Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

      Under normal market conditions, at least 65% of the Fund's total assets will be invested in small company equity securities. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

Value Fund

      The investment objective of the Value Fund is to provide long-term capital appreciation, with income a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well established companies with intermediate to large market capitalizations or capitalizations which exceed $750 million. The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase.

      Securities may become undervalued generally because they are temporarily out of favor due to economic conditions, a market decline, industry conditions or actual or anticipated developments affecting the company. The Fund may be considered "contrarian" in nature because its investments may be considered out of favor with general investors. Generally, the Fund will invest at least 65% of its total assets in equity securities. The Fund will typically invest in companies with lower price/earnings ratios, lower price/cash flow ratios and/or lower price/book values than the equity markets in general, as measured by the S&P 500. In addition, a company's valuation level will be compared to its own historical valuation. The dividend yield of portfolio companies is expected to approximate that of the general equity market.

      It is the Advisor's intention to invest primarily in domestic equity securities. In addition to investing in domestic common stocks, the Fund may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include ADRs, preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of the type of derivative security in which the Fund might invest includes depositary receipts. The Value Fund may also invest in short-term money market instruments.

      The Fund will limit its purchase of convertible debt securities that, at the time of purchase, are rated below investment grade by S&P or Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Advisor, to 5% of the value of the Fund's total assets. For more detailed information with respect to such securities and the risks associated with such investments see "FUND INVESTMENTS--Lower Rated Debt Securities" in this Statement of Additional Information.

Framlington International Growth Fund

      The investment objective of the Framlington International Growth Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve its objective through worldwide investment in equity securities of companies which, in the opinion of the Sub-Advisor, show above-average profitability, management quality and growth.

      The Fund may invest in the securities of issuers located in countries which include, but are not limited to, the following: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Czech Republic, Denmark, Egypt, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Peru, The Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and The United Kingdom.

      Under normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries.

      The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Sub-Advisor, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

      When the Sub-Advisor believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the
Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information.

Framlington Emerging Markets Fund

      The investment objective of the Framlington Emerging Markets Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective through investing primarily in equity securities (as defined below) of issuers in emerging market countries. The Fund considers countries having emerging markets to be all countries that are generally considered to be emerging or developing countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as emerging. Currently, the countries not in this category include Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Iceland, Luxembourg and Switzerland. A company will be deemed to be in an emerging market country if (i) the company is organized under the laws of, and has a principal office in, an emerging market country; (ii) the principal trading market for the company's equity securities is in an emerging market country; or (iii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in an emerging market country, or has at least 50% of its assets situated in an emerging market country. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in emerging market countries. Determinations as to eligibility will be made by the Sub-Advisor based on publicly available information and inquiries made to the companies.

      The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Sub-Advisor, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

      When the Sub-Advisor believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the
Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information

Framlington Healthcare Fund

      The investment objective of the Framlington Healthcare Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective through investment in companies providing healthcare and medical services and products worldwide. The Fund will invest in producers of pharmaceuticals, biotechnology firms, medical device and instrument manufacturers, distributors of healthcare products, care providers and managers and other healthcare services companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in healthcare companies as described above. The Sub- Advisor considers healthcare companies to include companies in which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities.

      The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Sub-Advisor, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

      When the Sub-Advisor believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information

NetNet Fund

      The investment objective of the NetNet Fund is to provide shareholders with long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in companies engaged in Internet and Intranet related
businesses.   Income  is  not  a  primary  consideration  in  the  selection  of investments.

      Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of companies listed on U.S. securities exchanges or NASDAQ which are engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet and Intranet related businesses. Equity securities include common stock, preferred stock and securities convertible into common stock. The specific risks of investing in Internet-related securities are summarized under "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus.

      The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

      The Fund's investment objective and all other investment policies, unless otherwise noted, are non-fundamental and may be changed by the Company's Board of Directors without shareholder approval.

      The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW") which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases. The Advisor believes that the Internet and the Intranet are together the emerging frontier interlinking computers, telecommunications and broadcast. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. Companies engaged in these efforts are the central focus of the Fund. Internet and Intranet related businesses include companies engaged in the research, design, development, manufacturing or distribution of servers, routers, search engines, bridges and switches, browsers, network applications, agent software, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing for use on the Internet/Intranet.

      The value of Fund shares may be susceptible to factors affecting the industries described above. These industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of these industries. In addition, because of its narrow industry focus, the Fund's performance is closely tied to, and affected by, these industries. Companies in an industry are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions.

      Finally, competitive pressures and changing demand may have a significant effect on the financial condition of companies in these industries. Such companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence.

      Although securities of large and well-established companies in the information technology industries will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may, therefore, expose shareholders of the Fund to above-average risk.

FIXED INCOME FUNDS

Bond Fund, Intermediate Bond Fund and U.S. Government Income
Fund
      The investment objective of the Bond Fund is to provide a high level of current income, and secondarily, capital appreciation. The Bond Fund's dollar-weighted average maturity will generally be between six and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. The investment objective of the Intermediate Bond Fund is to provide a competitive rate of return which over time exceeds the rate of inflation and the return provided by money market instruments. The Intermediate Bond Fund's dollar-weighted average maturity will generally be between three and eight years and will be adjusted by the Advisor according to market conditions. The investment objective of the U.S. Government Income Fund is to provide high current income. Under normal market conditions, the U.S. Government Income Fund's dollar-weighted average maturity will be six to fifteen years, and will be adjusted by the Advisor according to market conditions.

      Each of the Bond Fund, Intermediate Bond Fund, and U.S. Government Income Fund invests substantially all of its assets in debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"), debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities and various mortgage-related securities. These Funds may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. For purposes of the 65% limitation with respect to the Bond Fund and the Intermediate Bond Fund described below, the securities described in this paragraph are considered "bonds."

      Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Bond Funds may invest without limitation in short-term U.S. Government obligations, high quality money market instruments and repurchase agreements. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

      The Bond Fund, Intermediate Bond Fund, and U.S. Government Income Fund may also invest in futures contracts and options and enter into interest rate swap transactions. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a discussion of the risks associated with the use of derivative instruments. During normal market conditions at least 65% of each of the Bond Fund's and the Intermediate Bond Fund's total assets will be invested in bonds. During normal market conditions at least 65% of the U.S. Government Income Fund's total assets will be invested in U.S. Government obligations. A further description of the types of obligations and the various investment techniques used by the Bond Funds is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

International Bond Fund

      The investment objective of the International Bond Fund is to realize a competitive total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign debt obligations. As an international fund, the Fund may invest in securities of any issuer and in any currency. Under normal market conditions, at least 65% of the Fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the 65% limitation with respect to the Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds." There can be no assurance that the Fund will achieve its investment objective. Purchasing shares of the Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program.

      The Fund's dollar-weighted average maturity will generally be between three and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Fund may invest without limitation in short-term U.S. Government obligations, high quality money market instruments and repurchase agreements. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. The Fund may also invest in futures contracts and options and enter into interest rate swap transactions. A further description of the types of obligations and the various investment techniques used by the Fund, including a description of the risks associated with the use of derivative instruments, is provided below under "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information

MONEY MARKET FUNDS

Cash Investment Fund, Money Market Fund and U.S. Treasury
Money Market Fund

      The investment objective of both the Cash Investment Fund and U.S. Treasury Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The investment objective of the Money Market Fund is to provide current income consistent with the preservation of capital and liquidity. Each Fund seeks to maintain a stable net asset value of $1.00 per share, although there is no assurance that they will be able to do so on a continuous basis. In pursuing their respective investment objectives, the Cash Investment Fund and Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as bank, commercial and other obligations (including Federal, state and local government obligations), that are available in the money markets. The securities in which the Cash Investment Fund and Money Market Fund may invest are described under "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information. The U.S. Treasury Money Market Fund seeks to achieve its objective by investing solely in short- terms bonds, bills and notes issued by the U.S. Treasury (including "stripped" securities as described under "Portfolio Instruments and Practices and Associated Risk Factors"), and in repurchase agreements relating to such obligations.

      Securities acquired by the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund will be "Eligible Securities" as defined by the SEC. Eligible Securities consist of securities that are determined by the Advisor, under guidelines established by the Boards of Trustees/Directors, to present minimal credit risks. Appendix A to the Statement of Additional Information includes a description of applicable ratings.

      Assets of the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund will be invested solely in U.S. dollar-denominated debt securities with remaining maturities of 397 days or less as defined by the SEC (although securities subject to repurchase agreements, variable and floating rate securities and certain other securities may bear longer maturities), and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days.

      Although the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund expect under normal market conditions to be as fully invested as possible, each Fund may hold uninvested cash pending investment of late payments for purchase orders (or other payments) or during temporary defensive periods. Uninvested cash will not earn income. In general, investments in the Funds will not earn as high a level of current income as longer-term or lower-quality securities. Such securities, however, generally have less liquidity, greater market risk and more fluctuation in market value.

FUND INVESTMENTS

      The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Underlying Funds. With the exception of Munder Multi-Season
Growth Fund and Munder Real Estate Equity Investment Fund, each Underlying Fund's investment objective is a non-fundamental policy and may be changed without authorization of the holders of a majority of such Underlying Fund's outstanding shares. A description of applicable credit ratings is set forth in Appendix A hereto. For purposes of this Statement of Additional Information, the Munder Accelerating Growth Fund, Equity Selection Fund, Growth & Income Fund, International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund (the "Mid-Cap Fund"), Multi-Season Growth Fund (the "Multi-Season Fund"), Real Estate Equity Investment Fund (the "Real Estate Fund"), Small-Cap Value Fund , Small Company Growth Fund, Value Fund, the Framlington Funds and the NetNet Fund are referred to as the "Equity Funds." The Munder Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund are referred to as the "Fixed Income Funds." The Munder Cash Investment Fund, Money Market Fund, and U.S. Treasury Money Market Fund are referred to as the "Money Market Funds." If you require more detailed information about an Underlying Fund, please call the Distributor at (800) 438-5789 to obtain the complete prospectus and statement of additional information for that fund.

      Borrowing. The Underlying Funds are authorized to borrow money in amounts up to 5% of the value of their total assets at the time of such borrowings for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Underlying Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Underlying Funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. The Underlying Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Underlying Funds may, in connection with permissible borrowings, transfer as collateral, securities owned by the funds.

      Additionally, each Underlying Fund (except the Multi- Season Fund and Money Market Fund) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by an Underlying Fund may decline below the repurchase price. An Underlying Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, an Underlying Fund will maintain in a segregated account, cash, U.S. Government securities or other liquid portfolio securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

      Foreign Securities. Each Equity Fund (except the Real Estate Fund), each Fixed Income Fund, and the Cash Investment Fund may invest in the securities of foreign issuers. The Mid-Cap Fund and the Multi-Season Fund typically will only purchase foreign securities which are represented by ADRs listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer.

      Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

      There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

      Under normal market conditions, at least 65% of the International Bond Fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The International Bond Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit, which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (as defined below); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the 65% limitation with respect to the International Bond Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds."

      Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

      Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict an Underlying

Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

      Investments   in  Eastern   European   countries   may  involve  risks  of
nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, an Underlying Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

      The Advisor (Sub-Advisor with respect to the Framlington Funds) endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when an Underlying Fund changes investments from one country to another or when proceeds of the sale of fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent an Underlying Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

      Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of an Underlying Fund are uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

      Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registrations and/or approval in some emerging market countries. An Underlying Fund could be adversely affected by delays in or a refusal to grant any required governmental registrations or approval for such repatriation.

      Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by the counties with which they trade.

      In many emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Underlying Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

      An Underlying Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within an Underlying Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a fund's investments.

      The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

      Forward Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Equity Funds (excluding the Real Estate Fund), and the Fixed Income Funds are authorized to enter into forward foreign currency exchange contracts ("forward currency contracts"). These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow an Underlying Fund to establish a rate of exchange for a future point in time.

      When entering into a contract for the purchase or sale of a security, an Underlying Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

      When the Advisor (Sub-Advisor with respect to the Framlington Funds) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, an Underlying Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Underlying Fund's securities denominated in such foreign currency. Similarly, when the obligations held by an Underlying Fund create a short position in a foreign currency, the fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. An Underlying Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

      A separate account consisting of cash or liquid securities equal to the amount of an Underlying Fund's assets that could be required to consummate forward contracts will be established with the Underlying Funds' Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Underlying Fund. A forward contract to sell a foreign currency is "covered" if an Underlying Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the fund to buy the same currency at a price no higher than the fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if an Underlying Fund holds a forward contract (or call option) permitting the fund to sell the same currency at a price as high as or higher than the fund's price to buy the currency.

      Futures Contracts and Related Options. The Equity and Fixed Income Funds currently expect that they may purchase and sell futures contracts on interest-bearing securities or securities or bond indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

      Interest Rate Swap Transactions. Each of the Fixed Income Funds may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to those Underlying Funds than if the Underlying Funds had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by a Underlying Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

Typically, the parties with which the Underlying Funds will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as "counterparties." Certain Federal income tax requirements may, however, limit the Underlying Funds' ability to engage in certain interest rate transactions. Gains from transaction in interest rate swaps distributed to shareholders of the Underlying Funds will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

      Each of the Underlying Funds' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Each of the Fixed Income Funds' obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Underlying Fund). Accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, to avoid any potential leveraging of each of the Underlying Funds' portfolio.

      The Underlying Funds will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one nationally-recognized statistical rating organization ("NRSRO") or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Underlying Funds will have contractual remedies pursuant to the agreements related to the transactions.

      The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each of the Underlying Funds would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fixed Income Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Lending of Portfolio Securities. To enhance the return on its portfolio, each of the Underlying Funds may lend securities in its portfolio (subject to a limit of 25% of each Fund's (other than the Money Market Fund's) total asset; and one-third of the Money Market Fund's total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Underlying Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that an Underlying Fund may share with the borrower some of the income received on the collateral for the loan or the fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Underlying Funds will lend securities, the Advisor (Sub-Advisor with respect to the Framlington Funds) will consider all relevant facts and circumstances. The Underlying Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor (Sub-Advisor) has determined are creditworthy under guidelines established by the Boards of Directors or Trustees, as applicable.

      Lower-Rated Debt Securities. The Growth & Income Fund may invest up to 20% of the value of its total assets and each of the Real Estate Fund and Value Fund may invest up to 5% of the value of its total assets in securities that are rated below investment grade by Standard & Poor's or Moody's. Such securities are also known as junk bonds. The yields on lower- rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Underlying Fund's portfolio, with a commensurate effect on the value of each of the fund's shares. Therefore, an investment in the Growth & Income, Real Estate or Value Funds should not be considered as a complete investment program and may not be appropriate for all investors.

      While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Underlying Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Underlying Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

      Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Underlying Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the funds.

      Money Market Instruments.  As described in the
Prospectus, the Funds and the Underlying Funds may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

      Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds and the Underlying Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor (Sub-Advisor with respect to the Framlington Funds) deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase.

      Investments by a Fund or an Underlying Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by S&P or Moody's Investor Services, Inc. ("Moody's"). In addition, the Funds and the Underlying Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor (Sub-Advisor) at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

      The Funds and the Underlying Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, an investor may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, an investor might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds and the Underlying Funds invest in variable amount master notes only when the Advisor (Sub-Advisor) deems the investment to involve minimal credit risk.

      Mortgage-Related Securities. Subject to applicable credit criteria, each Fixed Income Fund and the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage- related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass- Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Municipal Obligations. The Cash Investment Fund may, when deemed appropriate by the Advisor in light of the Underlying Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Cash Investment Fund does not expect to invest more than 5% of its net assets in such municipal obligations during its current fiscal year.

      Non-Domestic Bank Obligations. Non-domestic bank obligations include Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances, which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

      Options. The Underlying Funds may write covered call options, buy put options, buy call options and write secured put options in an amount not exceeding 5% of their net assets. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign currencies, see Appendix B to this Statement of Additional Information.

      A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

      The writer of an option that wished to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event the relevant Underlying Fund will have incurred a loss in the transaction. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

      Effecting a closing transaction in the case of a written call option will permit the Underlying Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Underlying Fund investments. If an Underlying Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      The Multi-Season, Real Estate, NetNet, Framlington and International Bond Funds may write options in connection with buy-and-write transactions; that is, the Underlying Funds may purchase a security and then write a call option against that security. The exercise price of the call the Underlying Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the- money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the- money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Underlying Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The Underlying Funds (excluding the Mid-Cap, Multi- Season, Real Estate, Value, and International Bond Funds) will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if an Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if an Underlying Fund maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if an Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with its custodian. The Mid-Cap, Multi- Season, Real Estate and Value Funds may write call options that are not covered for cross-hedging purposes. Each of the Mid-Cap, Multi-Season, Real Estate and Value Funds will limit its investment in uncovered put and call options purchased or written by the Fund to 5% of the Fund's total assets. The International Bond Fund will limit its investment in uncovered put and call options purchased or written by the Fund to 25% of the Fund's total assets. The Underlying Funds will write put options only if they are "secured" by cash or cash equivalents maintained in a segregated account by the funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Underlying Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Underlying Fund may elect to close the position or take delivery of the security at the exercise price and the fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

      Each of the Underlying Funds may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, an Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Each of the Underlying Funds may purchase call options to hedge against an increase in the price of securities that it anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the relevant Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the fund.

      When an Underlying Fund purchases an option, the premium paid by it is recorded as an asset of the fund. When the Underlying Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of the fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to- market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Underlying Fund expires unexercised the fund realizes a loss equal to the premium paid. If the Underlying Fund enters into a closing sale transaction on an option purchased by it, the Underlying Fund will realize a gain if the premium received by the fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Underlying Fund expires on the stipulated expiration date or if the fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Underlying Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

      There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

      There is no assurance that an Underlying Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

      In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

      Currency transactions, including options on currencies and currency futures, are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Underlying Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurring of transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      The Mid-Cap Fund and Value Fund will not purchase put or call options if aggregate premiums paid for such options would exceed 25% of the Underlying Fund's total assets. The Multi- Season Fund will not purchase put or call options if aggregate premiums paid for such options would exceed 20% of the Underlying Fund's total assets. The Real Estate Fund will not hedge more than 30% of its total assets and will not write covered call options against more than 15% of the value of the equity securities held in its portfolio. The Framlington Funds and the NetNet Fund will not write covered call options against more than 30% of the value of the equity securities held in its portfolio.

      Real Estate Securities. The Real Estate Fund may invest without limit in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Real Estate Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

      In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to real estate investment trusts under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

      Repurchase Agreements. The Funds and the Underlying Funds may agree to enter into repurchase agreements with financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Advisor (Sub-Advisor with respect to the Framlington Funds) will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in 397 days.

      The repurchase price under the repurchase agreements described in each Prospectus generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

      Securities subject to repurchase agreements will be held, as applicable, by the Trust's, Framlington's or the Company's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by a Fund or Underlying Fund under the 1940 Act.

      Rights and Warrants. As stated in the Prospectus, the Equity Funds may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that an Underlying Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Each Underlying Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by an Underlying Fund in units or attached to other securities are not subject to this restriction.

      Stand-by Commitments. The Cash Investment Fund may enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Underlying Fund's option a specified municipal obligation at its amortized cost value to the fund plus accrued interest, if any. Stand-by commitments may be exercisable by an Underlying Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

      The Company expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Cash Investment Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Underlying Fund will not exceed 1/2 of 1% of the value of the Underlying Fund's total assets calculated immediately after each stand-by commitment is acquired.

      Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. The Equity and Fixed Income Funds (except the International Bond Fund) may purchase and sell stock index futures, options on stock and bond indices and options on stock index futures contracts as a hedge against movements in the equity and bond markets. The International Bond Fund may purchase and sell options on bond index futures contracts as a hedge against movements in the bond markets.

      A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

      Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

      If the Advisor (Sub-Advisor with respect to the Framlington Funds) expects general stock or bond market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Underlying Funds' futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor (Sub-Advisor) expects general stock or bond market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the Underlying Funds' portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Underlying Funds' position in such futures contract or put option.

      The Underlying Funds (except the International Bond Fund) may purchase and write call and put options on stock index futures contracts and each such Underlying Fund and the International Bond Fund may purchase and write call and put options on bond index futures contracts. Each such Underlying Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Underlying Funds may purchase put options or write call options on stock and bond index futures (only bond index futures in the case of the International Bond Fund), rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Underlying Funds intend to purchase.

      In connection with transactions in stock or bond index futures, stock or bond index options and options on stock index or bond futures, such Underlying Funds will be required to deposit as "initial margin" an amount of cash and short-- term U.S. Government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. No such Underlying Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts.

      Stripped Securities. The Fixed Income and Money Market Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and

"Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

      Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

      Within the past several years the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments or Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, an Underlying Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      In addition, the Fixed Income Funds may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). SMBS may be issued by FNMA or FHLMC.

      The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

      Yields on SMBS will be extremely sensitive to the prepayment experience on the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that an Underlying Fund may not fully recover its initial investment.

      The determination of whether a particular government- issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board of Trustees. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of an Underlying Fund's net asset value per share.

      Supranational Bank Obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

      U.S. Government Obligations.  The Funds and the
Underlying Funds may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S.
Treasury Money Market Fund, U.S. Government agencies and
instrumentalities.  Obligations of certain agencies and
instrumentalities of the U.S. Government, such as those of the
GNMA, are supported by the full faith and credit of the U.S.
Treasury.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government- sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

      Variable and Floating Rate Instruments. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by an Underlying Fund may have stated maturities in excess of an Underlying Fund's maturity limitation if the Underlying Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor (Sub-Advisor with respect to the Framlington Funds) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to an Underlying Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

      In determining average weighted portfolio maturity of the Underlying Funds, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Underlying Fund involved can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Underlying Funds, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

      The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and an Underlying Fund could suffer a loss if the issuer defaulted or during periods that an Underlying Fund is not entitled to exercise its demand rights.

      Variable and floating rate instruments held by an Underlying Fund will be subject to the fund's limitation on illiquid investments when the fund may not demand payment of the principal amount within seven days absent a reliable trading market.

      Guaranteed Investment Contracts. The Fixed Income Funds and the Cash Investment Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Underlying Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. An Underlying Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

      When-Issued Purchases and Forward Commitments (Delayed- Delivery Transactions). When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by an Underlying Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Underlying Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

      When an Underlying Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the

Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Underlying Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Underlying Fund's commitments. It may be expected that the market value of the Underlying Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because an Underlying Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of an Underlying Fund's total assets absent unusual market conditions.

      An Underlying Fund will purchase securities on a when- issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. In these cases the Underlying Fund may realize a taxable capital gain or loss.

      When an Underlying Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Underlying Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when- issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of an Underlying Fund starting on the day the fund agrees to purchase the securities. The Underlying Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

      Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund and Underlying Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

      With respect to each of the Money Market Funds, securities (other than U.S. Government securities) must be rated (generally, by at least two NRSROs) within the two highest rating categories assigned to short-term debt securities. In addition, each of the Cash Investment Fund and the Money Market Fund (a) will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer, and (b) intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Underlying Fund's total assets at the time of purchase, provided that the Underlying Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Boards of Trustees and Directors, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

      Other. Subsequent to its purchase by an Underlying Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Underlying Fund. The Boards of Trustees and Directors, as applicable, or the Advisor (Sub-Advisor with respect to the Framlington Funds), pursuant to guidelines established by the Boards, will consider such an event in determining whether the Underlying Fund involved should continue to hold the security in accordance with the interests of the fund and applicable regulations of the SEC.

      It is possible that unregistered securities purchased by an Underlying Fund in reliance upon Rule 144A under the Securities Act of 1933, as amended, could have the effect of increasing the level of the Underlying Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

INVESTMENT LIMITATIONS

      Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous -- Shareholder Approvals").

No Fund may:

            1. Invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries); this limitation does not apply to investment by the Funds in investment companies;

            2. With respect to 75% of the Fund's assets invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued by other investment companies or issued or guaranteed by the United States Government, its agencies or instrumentalities;

            3. Borrow money or enter into reverse repurchase repurchase agreements except that the Funds may
                  (i) borrow money or enter into reverse
                  repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

            4. Issue any senior security (as defined in Section 18(f) of the 1940 Act) except as permitted under the 1940 Act.

            5. Make loans of securities to other persons in excess of 25% of a Fund's total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

            6. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

            7. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

      Additional investment restrictions adopted by each Fund, which may be changed by the Board of Directors of the Company without shareholder vote, provide that a Fund may not invest more than 15% of its net assets (taken at market value at the time of purchase) in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable.

      If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

DIRECTORS AND OFFICERS

      The trustees, directors and executive officers of the Company, and their business addresses and principal occupations during the past five years, are:

                                                Principal Occupation
Name, Address and Age   Position with Company During Last Five Years

Charles W. Elliott 1   Chairman of the Board of Senior Advisor to the President - Western
3338 Bronson Boulevard  Directors              Michigan University since July 1995;
Kalamazoo, MI  49008                           Executive Vice President -
Age:  64                                       Administration & Chief Financial Officer,
                                               Kellogg Company from January 1987
                                               through June 1995; before that Price
                                               Waterhouse.  Board of Directors,
                                               Steelcase Financial Corporation

John Rakolta, Jr.      Director and Vice       Chairman, Walbridge Aldinger
1876 Rathmor           Chairman of the Board of  Company
Bloomfield Hills, MI 48304 and Directors
Age:  49

Thomas B. Bender       Director                Investment Advisor, Financial &
7 Wood Ridge Road                              Investment Management Group
Glen Arbor, MI 49636                           (since April, 1991); Vice President
Age:  63                                       Institutional Sales, Kidder, Peabody & Co.
                                               (Retired April, 1991).

David J. Brophy        Director                Professor, University of Michigan;
1025 Martin Place                              Director, River Place Financial
Ann Arbor, MI 48104                            Corp.; Trustee, Renaissance Assets
Age:  60                                       Trust.

Dr. Joseph E. Champagne Director               Corporate and Executive Consultant since
319 Snell Road                                 September 1995; prior to that Chancellor,
Rochester, MI  48306                           Lamar University from September 1994
Age:  58                                       until September 1995; before that
                                               Consultant to  Management,  Lamar
                                               University;  President  and Chief
                                               Executive   Officer,   Crittenton
                                               Corporation,           Crittenton
                                               Development   Corporation   until
                                               August    1993;    before    that
                                               President,  Oakland University of
                                               Rochester, MI, until August 1991;
                                               Member, Board of Directors,  Ross
                                               Operating Valve of Troy, MI.

----------------------

1  Director is an "interested person" of the Company as defined in the 1940 Act.

                                 - 55 -




                                                Principal Occupation
Name, Address and Age   Position with Company During Last Five Years


Thomas D. Eckert       Director                President and COO, Mid-Atlantic
10726 Falls Pointe Drive                       Group of Pulte Home Corporation
Great Falls, VA 22066
Age:  49

Jack L. Otto           Director                Retired; Director of Standard
6532 W. Beech Tree Road                        Federal Bank; Executive Director,
Glen Arbor, MI 49636                           McGregor Fund (a private
Age:  70                                       philanthropic foundation) 1981-1985;
                                               Managing Partner,  Detroit office
                                               of Ernst & Young, until 1981.

Arthur DeRoy Rodecker  Director                President, Rodecker & Company,
4000 Town Center                               Investment Brokers, Inc. since
Suite 101                                      November 1976; President, RAC
Southfield, MI 48075                           Advisors, Inc., Registered Investment
Age:  69                                       Advisor since February 1979; President
                                               and Trustee, Helen L. DeRoy Foundation,
                                               a charitable foundation; Vice President
                                               and Trustee, DeRoy Testamentary
                                               Foundation, a charitable foundation;
                                               Trustee, Providence Hospital Foundation.

Lee P. Munder          President               President and CEO of the Advisor;
480 Pierce Street                              Chief Executive Officer and President of
Suite 300                                      Old MCM; Chief
Birmingham, MI 48009                            Executive Officer of
Age: 51                                        World Asset Management; and Director,
                                               LPM Investment Services, Inc. ("LPM").

Terry H. Gardner       Vice President,         Vice President and Chief Financial
480 Pierce Street      Chief Financial Officer Officer of the Advisor and World Asset
Suite 300              and Treasurer           Management; Vice President and Chief
Birmingham, MI 48009                           Financial Officer of Old MCM; Audit
Age:  36                                       Manager of Arthur Andersen & Co. (1991
                                               to February 1993); Secretary of LPM.

Paul Tobias            Vice President          Executive Vice President and Chief
480 Pierce Street                              Operating Officer of the
Suite 300                                      Advisor (since April 1995) and
Birmingham, MI 48009                           Executive Vice President of
Age:  45                                       Comerica, Inc.


                                 - 56 -




                                                Principal Occupation
Name, Address and Age   Position with Company During Last Five Years


Gerald Seizert         Vice President          Executive Vice President and  Chief
480 Pierce Street                              Investment Officer/Equities of the
Suite 300                                      Advisor (since April 1995);
Birmingham, MI 48009                           Managing Director (1991-1995),
Age:  44                                       Director (1992-1995) and Vice President
                                               (1984-1991) of Loomis, Sayles and
                                               Company, L.P.

Elyse G. Essick        Vice President          Vice President and Director of
480 Pierce Street                              Marketing for the Advisor;
Suite 300                                      Vice President and Director of
Birmingham, MI 48009                           Client Services of Old MCM
Age:  38                                       (August 1988 to December 1994).

James C. Robinson      Vice President          Vice President and Chief Investment
480 Pierce Street                              Officer/Fixed Income for the Advisor;
Suite 300                                      Vice President and Director of Fixed
Birmingham, MI 48009                           Income of Old MCM (1987-1994).
Age:  35

Leonard J. Barr, II    Vice President          Vice President and Director of Core
480 Pierce Street                              Equity Research of the Advisor;
Suite 300                                      Director and Senior Vice President
Birmingham, MI 48009                           of Old MCM (since 1988);
Age:  52                                       Director of LPM.

Ann F. Putallaz        Vice President          Vice President and Director of
480 Pierce Street                              Fiduciary Services of the Advisor
Suite 300                                      (since January 1995); Director of
Birmingham, MI 48009                           Client and Marketing Services of
Age:  51                                       Woodbridge.

Richard H. Rose        Assistant Treasurer     Senior Vice President, First Data
First Data Investor Services                   Investor Services Group, Inc.
Group, Inc.                                    (since May 6, 1994).  Formerly,
One Exchange Place                             Senior Vice President, The Boston
8th Floor                                      Company Advisors, Inc. since
Boston, MA 02109                               November 1989.
Age:  41


                                 - 57 -





Lisa A. Rosen          Secretary, Assistant    General Counsel of the Advisor since
480 Pierce Street      Treasurer               May, 1996; Formerly, Counsel, First
Suite 300                                      Data Investor Services Group, Inc.;
Birmingham, MI 48009                           Assistant Vice President and Counsel
Age: 29                                        with The Boston Company Advisors, Inc;
                                               Associate with Hutchins, Wheeler &
                                               Dittmar.

Teresa M.R. Hamlin     Assistant Secretary     Counsel, First Data Investor Services
First Data Investor Services                   Group, Inc.  Formerly Paralegal
Group, Inc.                                    Manager, The Boston Company
One Exchange Place                             Advisors, Inc.
8th Floor
Boston, MA 02109
Age: 33

      Directors of the Company and Trustees of the Trust receive an aggregate fee from the Company, the Trust, Framlington and St. Clair Funds, Inc. ("St. Clair") for service on those organizations' respective Boards of Directors and Trustees comprised of an annual retainer fee, and a fee for each Board meeting attended; and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

      The following table summarizes the compensation paid by the Trust and the Company to their respective Directors/Trustees for the fiscal year ended June 30, 1996. Neither Framlington nor St. Clair had operations during the fiscal year ended June 30, 1996.

                                                  Pension         Estimated
                              Aggregate Com-    Retirement        Annual
                              pensation from   Benefits Accrued    Benefits            Total
Name of Person                the Trust and       as Part of          upon             from the
Position                      the Company      Fund Expenses   Retirement   Fund Complex

Charles W. Elliott             $14,000.00      None        None    $14,000.00
Chairman

John Rakolta, Jr.              $14,000.00      None        None    $14,000.00
Vice Chairman

Thomas B. Bender               $14,000.00      None        None    $14,000.00

                                 - 58 -






David J. Brophy                $14,000.00      None        None    $14,000.00
Trustee and Director

Dr. Joseph E. Champagne        $14,000.00      None        None    $14,000.00
Trustee and Director

Thomas D. Eckert               $14,000.00      None        None    $14,000.00
Trustee and Director

Jack L. Otto                   $14,000.00      None        None    $14,000.00
Trustee and Director

Arthur DeRoy Rodecker          $14,000.00      None        None    $14,000.00
Trustee and Director

      No officer, director or employee of the Advisor, Comerica Incorporated ("Comerica"), the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Company.

      The Company will not employ Rodecker & Company,
Investment Brokers, Inc. to effect brokerage transactions for the Funds.

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

      Investment Advisor. The Advisor of each Fund is Munder Capital Management, a Delaware general partnership. The Advisor replaced Munder Capital Management, Inc. as investment advisor to the investment portfolios of the Company on January 31, 1995, upon the closing of an agreement (the "Joint Venture Agreement") among Old MCM, Inc., Comerica, Woodbridge and WAM, pursuant to which Old MCM, Inc. contributed its investment advisory business and Comerica contributed the investment advisory businesses of its indirect subsidiaries, Woodbridge and World Asset Management, to the Advisor. The general partners of the Advisor are Woodbridge, WAM, Old MCM, and Munder Group, LLC. Woodbridge and WAM are wholly-owned subsidiaries of Comerica Bank -- Ann Arbor, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

      The Investment Advisory Agreement ("Advisory Agreement") between the Advisor and the Company on behalf of each Fund was approved by the Board of Directors of the Company on ________ __, 199_ and will continue in effect until ______________, and from year to year thereafter only if its continuance is specifically approved annually by (a) the vote of a majority of the Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of each Fund, or (ii) the vote of a majority of the Board of Directors. The Advisory Agreement is terminable with respect to a Fund by vote of the Board of Directors, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty on 90 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

      Under the terms of the Advisory Agreement, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Company's Boards of Directors. For the advisory services provided to the Funds and expenses assumed by it, the Advisor has agreed to a fee from each Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of .35% of each Funds' average daily net assets.

      The Advisor serves as investment advisor to each of the Underlying Funds, and for the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Underlying Fund. The Advisor expects to voluntarily reimburse expenses during the Trust's and the Company's current fiscal year with respect to the Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund. The Advisor may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion. See "MANAGEMENT--Investment Advisor" in the Prospectus for a description of the advisory fees received by the Advisor from the Underlying Funds.

      Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited provides sub-advisory services to the Framlington Funds, and receives a fee from the Advisor for such sub-advisory services. See "MANAGEMENT--Sub-Advisor" in the Prospectus for a description of the sub-advisory services and fees received by the Sub- Advisor.

      For the period July 1, 1995 to October 27, 1995, the Advisor received fees, after waivers, if any, at an effective rate of .75% of the average daily net assets of each of the Accelerating Growth Fund, Growth & Income Fund, International Equity Fund, and Small Company Growth Fund; .50% of the average daily net assets of each of the Bond Fund, Intermediate Bond Fund, and U.S. Government Income Fund; and .35% of the average daily net assets of the Cash Investment Fund and the U.S. Treasury Money Market Fund.

      For the period October 28, 1995 to June 30, 1996, the Advisor received fees, after waivers, if any, at an effective rate of .75% of the average daily net assets of each of the Accelerating Growth Fund, Growth & Income Fund, International Equity Fund, and Small Company Growth Fund; and .50% of the average daily net assets of each of the Bond Fund, Intermediate Bond Fund, and U.S. Government Income Fund; and .35% of the average daily net assets of the Cash Investment Fund and the U.S. Treasury Money Market Fund.

      For the fiscal year ended June 30, 1996 (and for the Mid- Cap Growth Fund and Value Fund for the period of commencement of operations to June 30, 1996) the Advisor received fees, after waivers, if any, at an effective rate of .75% of average daily net assets of the Multi-Season Growth Fund; .68% of average daily net assets of the Real Estate Equity Investment Fund; .73% of average daily net assets of the Value Fund; .71% of average daily net assets of the Mid-Cap Growth Fund; and .40% of average daily net assets of the Money Market Fund.

      The International Bond Fund did not commence operations until October 2, 1996, and the NetNet Fund did not commence operation until August 19, 1996. The Equity Selection, Micro- Cap Equity, Small-Cap Value, Framlington International Growth, Framlington Emerging Markets, and Framlington Healthcare Fund Funds had not commenced operations as of the date of this Statement of Additional Information.

      Portfolio Managers -- The Underlying Funds. The Portfolio Managers primarily responsible for the management of the investment selections of the portfolios of the Underlying Funds, together with information as to their principal business occupations during the past five years, are shown below.

      Leonard J. Barr II, CFA, Senior Vice President and Director of Research of the Advisor, has co-managed the Multi- Season Growth Fund since its inception in April, 1993. From April, 1988 to February, 1995, he was Vice President and Director of Research for MCM.

      Ann J. Conrad, CFA, Vice President and Director of Specialty Equity Products of the Advisor or Woodbridge since June, 1992, has managed the Accelerating Growth Fund since the Fund's inception in December. From December, 1965 to June, 1992, she was Director of Equity Strategy for Comerica Capital Management, Inc.

      Arnold Kent Douville, Senior Portfolio Manager of the Advisor, began his investment career as an associate in the Capital Markets group of the investment banking firm, Drexel Burnham Lambert. Mr. Douville joined MCM in 1989 and specializes in managing mid-cap growth portfolios for institutional clients. Mr. Douville has co-managed the Mid-Cap Growth Fund since its inception in August, 1995. Prior to beginning his investment career, Mr. Douville worked as a cost analyst for The Analytic Sciences Corporation (TASC). Mr. Douville earned his B.S. degree in economics from the United States Air Force Academy and his M.B.A. from the University of Chicago Graduate School of Business.

      Edward Eberle, Value Portfolio Manager of the Advisor, has been co-manager of the Value Fund since October, 1996. Prior to being appointed co-manager, Mr. Eberle acted as the primary analyst for the Fund, assisting the manager with portfolio decisions. He is also a member of the Advisor's asset allocation team. Prior to joining the Advisor in 1995, Mr. Eberle served as Executive Vice President and Portfolio Manager for Westpointe Financial Corporation and as a member of the Board of Directors for Westpointe Capital Management and Dart Investors Bermuda Limited. Mr. Eberle received a B.A.
in Finance from Michigan State University.

      Sharon E. Fayolle, Vice President and Director of Money Market Trading for the Advisor or MCM, is responsible for overseeing the management of cash portfolios, money market funds and foreign currency trading since May, 1996. She has co-managed the International Bond Fund since October, 1996. Prior to joining MCM in 1996, she was employed in the investment area of Ford Motor Company as European Portfolio Manager responsible for investment and cash management for Ford's European operations (August, 1981 to April, 1996).

      Otto Hinzmann, Jr., Vice President and Director of Equity Portfolio Management of the Advisor or MCM since January, 1987, has managed the Growth & Income Fund since February, 1995. Prior to 1987, he was Director of Equity Strategy for Comerica Bank.

      Peter K. Hoglund, CFA, Portfolio Manager/Strategic Projects of the Advisor, has been manager of the Real Estate Equity Investment Fund since October, 1996. Prior to being appointed as manager, Mr. Hoglund acted as the primary analyst for this Fund, assisting the former manager with portfolio decisions. Prior to joining MCM in May, 1993, Mr. Hoglund was in the Investment Banking Division of Morgan Stanley & Co., Inc. (July, 1988 to July, 1990) where he was a financial analyst. Mr. Hoglund received both his B.A. and M.B.A. from the University of Michigan and is a Chartered Financial Analyst.

      Todd B. Johnson, Chief Investment Officer of the Advisor, is currently the co-manager of the International Equity Fund (previously, from January, 1996 to October, 1996, was the portfolio manager). Mr. Johnson previously served as a portfolio manager at Woodbridge (June, 1991 to December, 1994) and Manufacturers Bank (June, 1986 to June, 1992). Mr. Johnson received a B.A. in Finance from Michigan State University and an M.B.A. from Wayne State University.

      Anne K. Kennedy, Vice President and Director of Corporate Bond Trading of the Advisor or MCM, has managed the Intermediate Bond Fund since March, 1995. In addition to managing the corporate bond trading function, Ms. Kennedy is responsible for managing institutional fixed income portfolios. From June, 1987 to September, 1991, she was involved in several investment related areas for Ford Motor Company.

      Simon Key, Chief Investment Officer of the Sub-Advisor, is the primary portfolio manager for the Framlington Emerging

Markets Fund. Mr. Key heads the asset allocation committee of the Sub-Advisor, and is responsible for overall asset allocation strategy. Prior to joining Framlington in 1989, Mr. Key was with the Bank of England as economist and deputy head of the European team. He graduated from the University of East Anglia with a BA in economics and philosophy, and went on to complete a MSc in economics at the University of London.

      Antony Milford, Head of the Specialist Desk for the Sub- Advisor, is the primary portfolio manager for the Framlington Healthcare Fund. Mr. Milford is a member of the Sub-Advisor's asset allocation committee and has been managing funds for Framlington since 1971, covering most geographic regions. Mr. Milford has managed a healthcare portfolio for the Sub-Advisor since 1989. He graduated from Oxford with a Classics degree.

      Theodore Miller, Senior Portfolio Manager of the Advisor, has been co-manager of the International Equity Fund since October, 1996. Prior to being appointed co-manager, Mr. Miller acted as the primary analyst for the Fund, assisting the manager with portfolio decisions. Prior to joining the Advisor, Mr. Miller worked in Derivatives Marketing for Interacciones Global Inc (1993--1995), in Equity Sales/Trader for McDonald & Co. Securities Inc. (1991--1993) and started his career in 1986 and was a derivative and equity transaction execution specialist with various New York investment banks. Mr. Miller received his B.S. from the University of Pittsburgh and his M.B.A. from Indiana University.

      Lee P. Munder, CFA, President and Chief Executive Officer of the Advisor or MCM since MCM's inception in 1985. Mr.
Munder has co-managed the Multi-Season Growth Fund since its inception in April, 1993 and managed the Real Estate Equity Investment Fund since its inception to October, 1996. Mr. Munder began his investment career in 1969 as Chief Trust Investment Officer for Security Bank and Trust of Southgate, Michigan. From 1973 to 1985 he served as portfolio manager at Loomis Sayles & Co., Inc. serving in later years as Vice President and Senior Partner. In 1985, Mr. Munder left Loomis Sayles & Co., Inc. and founded MCM.

      Gregory A.  Prost,  CFA,  Senior  Fixed  Income  Portfolio  Manager of the
Advisor or MCM, has co-managed the Bond Fund since May, 1995 and the International Bond Fund since October, 1996. Prior to joining MCM in 1995, he was a Vice President and Senior Fund Manager for First of America Investment Corp.
(May, 1987 to May, 1995).

      James C.  Robinson,  Vice  President and Chief  Investment  Officer--Fixed
Income of the Advisor or MCM since 1987, has co-managed the Bond Fund, Intermediate Bond Fund and U.S.

Government Income Fund since March, 1995. In his position, Mr. Robinson oversees the Advisor's fixed income strategy and manages institutional portfolios. Prior to his joining MCM in 1987, he was a Senior Fixed Income Portfolio Manager for the National Bank of Detroit Trust Investment Department.

      Peter G. Root, Vice President and Director of Government Securities Trading of the Advisor, has managed the U.S. Government Income Fund since March, 1995. Mr. Root joined MCM in 1991 and as a Senior Portfolio Manager has been responsible for fixed income portfolios. From August, 1988 to February, 1991 he was an Investment Manager for Society National Bank.

      Gerald Seizert, CFA, CIC, is Executive Vice President and Chief Investment Officer of all equity management of the Advisor and has managed the Value Fund since its inception in August, 1995 and the Small-Cap Value Fund upon commencement of operations. Prior to joining the Advisor in 1995, Mr. Seizert served as Director and Managing Partner of the Detroit office of Loomis, Sayles & Company, L.P. Before his 1984 affiliation with Loomis, he served as Vice President, Trust Investments for First of America Bank. Earlier, 1977-1979, Mr. Seizert served as a Credit Analyst at Bank One of Columbus, N.A. Mr. Seizert received his B.B.A. degree and an M.B.A from The University of Toledo and is a Chartered Financial Analyst and Chartered Investment Counselor.

      Kurt R. Stalzer, Senior Portfolio Manager of the Advisor or Woodbridge since June, 1992, has managed the Small Company Growth Fund since April, 1992. Prior to June, 1992, he was a Portfolio Manager for the Trust Investment Department of Manufacturers Bank, N.A. (January, 1981 to June, 1992).

      Carl Wilk, Senior Portfolio Manager of the Advisor, has been co-manager of the Small Company Growth Fund since October, 1996. Prior to being appointed co-manager, Mr. Wilk acted as the primary analyst for the Fund assisting the manager with portfolio decisions. Prior to joining the Advisor in 1995, Mr. Wilk was a Senior Equity Research Analyst at Woodbridge. Prior responsibilities include experience as an Investment Analyst at Manufacturers Bank, N.A. from 1986 to 1992 for their core growth equity investment process. In addition, Mr. Wilk performed various financial positions in the banking and brokerage industry from 1984 to 1986. Mr. Wilk received a B.S. in Finance, M.B.A. from Wayne State University and is a Certified Financial Planner.

      Jeffrey A. Wrona, CFA, Senior Portfolio Manager of the Advisor, began his investment career as a Fixed Income Research Analyst for the investment banking firm, Drexel Burnham Lambert. Mr. Wrona joined MCM in 1990 and specializes in managing mid-cap growth portfolios for institutional clients. Mr. Wrona has co-managed the Mid-Cap Growth Fund since its inception in August, 1995. Prior to beginning his investment career, Mr. Wrona worked as a product design engineer for Ford Motor Company (September, 1987 to August,
1988). Mr. Wrona earned his B.S. degree in engineering from the University of Michigan and his M.B.A. from the University of Michigan Graduate School of Business.

      Investment decisions for the Equity Selection Fund, Micro-Cap Equity Fund and NetNet Fund will be made by a committee of portfolio managers employed by the Advisor. Investment decisions for the Framlington International Growth Fund will be made by a committee of portfolio managers employed by the Sub-Advisor.

      Distribution Agreement. The Company has entered into a distribution agreement under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of shares of the Funds (excluding preparation and printing expenses necessary for the continued registration of the shares) and of printing and distributing all sales literature. The Distributor's principal offices are located at 60 State Street, Boston, Massachusetts 02109.

      Distribution Services Arrangements. Each Fund has adopted a Service Plan with respect to its Class A shares pursuant to which it uses its assets to finance activities relating to the provision of certain services to holders of Class A shares. Under the Service Plans, the Distributor is paid an annual service fee at the rate of 0.25% of the value of average daily net assets of the Class A shares of the Fund. Each Fund has adopted a Service and Distribution Plan with respect to its Class B shares, pursuant to which it uses its assets to finance activities relating to the distribution of Class B shares to investors and the provision of certain services to the holders of Class B shares. Under the Service and Distribution Plans, the Distributor is paid an annual service fee of 0.25% of the value of average daily net assets of the Class B shares of each Fund and an annual distribution fee at the rate of 0.75% of the value of average daily net assets of the Class B shares of each Fund.

      Under the terms of the Service Plan and Service and Distribution Plan (collectively, the "Plans"), each Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Board of Directors who are not interested persons of the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plans also must be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or, with respect to a Fund, by a vote of a majority of the outstanding voting securities of the relevant class of that Fund (as defined in the 1940 Act) upon not more than 30 days' written notice to any other party to the Plan. Pursuant to each Plan, the Distributor will provide the Board of Directors periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made.

      The Directors have determined that the Plans will benefit the Company, each Fund, and their shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) facilitating portfolio management flexibility through cash flow into the Funds; and (iii) maintaining a competitive sales structure in the mutual fund industry.

      With respect to Class B shares of each Fund, the Distributor expects to pay sales commissions to dealers authorized to sell the Fund's Class B shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the Service and Distribution Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Fund's shares to support their sales efforts.

      Administration Agreement. First Data Investor Services Group, Inc. ("First Data"), located at 53 State Street, Boston, Massachusetts 02109, serves as administrator for the Company pursuant to an administration agreement (the "Administration Agreement"). First Data has agreed to maintain office facilities for the Company; provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Company.

      The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

      Custodian and Transfer Agency Agreements. Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, MI 48226, maintains custody of the Funds' assets pursuant to a custodian agreement (the "Custody Agreement") with the Company. Under the Custody Agreement, the Custodian (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Boards of Directors concerning each Fund's operations. The Custodian is authorized to select one or more domestic or foreign banks or trust companies to serve as sub-custodian on behalf of the Company.

      First Data also serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company, under which First Data (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Boards of Directors concerning the operations of each Fund.

      Other Information Pertaining to Distribution, Administration, Custodian and Transfer Agency Agreements. As stated in the Prospectus, the Administrator and Transfer Agent each receive, as compensation for its services, fees from the Funds based on the aggregate average daily net assets of the Funds and other investment portfolios advised by the Advisor. The Custodian receives a separate fee for its services. In approving the Administration Agreement and Transfer Agency Agreement, the Board of Directors did consider the services that are to be provided under the respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Company in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of each Fund and the fact that neither the Administrator nor the Transfer Agent is affiliated with either the Company or the Advisor. The Board also considered its responsibilities under federal and state law in approving these agreements.

      Comerica Bank provides custodial services to the Funds. As compensation for its services, Comerica Bank is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios for which Comerica Bank provides services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, plus 0.02% of the next $500 million of net assets, plus 0.01% of all net assets in excess of $600 million. Comerica Bank also receives certain transaction based fees.

PORTFOLIO TRANSACTIONS

      Subject to the general supervision of the Directors, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. The Funds purchase only Class Y shares of the Underlying Funds, which are sold without an initial or contingent deferred sales charge to the Funds.

      Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or markdown.

      The portfolio turnover rate of a Fund and an Underlying Fund is calculated by dividing the lesser of such Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the fund during the year. Purchases and sales are made for each Fund and Underlying Fund whenever necessary, in management's opinion, to meet such fund's investment objective. Each Fund expects to have an annual portfolio turnover rate not exceeding 50% for its initial fiscal year. The Underlying Funds may engage in short-term trading to achieve their investment objectives.

Portfolio turnover may vary greatly from year to year as well as within a particular year.

      In the Advisory Agreement, the Advisor agrees to select broker-dealers in accordance with guidelines established by the Board of Directors from time to time and in accordance with applicable law. In assessing the terms available for any transaction, the Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Advisor, subject to the prior approval of the Company's Board of Directors, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

      Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

      Portfolio securities will not be purchased from or sold to the Advisor, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

      Investment decisions for each Fund, the Underlying Funds, and for other investment accounts managed by the Advisor (Sub- Advisor with respect to the Framlington Funds) are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund or Underlying Fund is concerned, in other cases it is believed to be beneficial to a Fund or Underlying Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund or Underlying Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

      A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors in accordance with Rule 10f-3 under the 1940 Act.

      The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940) Act or their parents held by them as of the close of their most recent fiscal year. As of June 30, 1996 the Funds held no such securities.

      Except as noted in the Prospectus and this Statement of Additional Information the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Board of Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying each Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrators. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company are allocated among all investment portfolios of the Company by or under the direction of the Board of Directors in a manner that the Board of Directors determines to be fair and equitable. The Advisor,

Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

PURCHASE AND REDEMPTION INFORMATION

      Purchases and redemptions are discussed in the Funds' Prospectus and such information is incorporated herein by reference.

      Purchases. In addition to the methods of purchasing shares described in the Prospectus, the Funds also offer a pre-authorized checking plan by which investors may accumulate shares of the Funds regularly each month by means of automatic debits to their checking accounts. There is a $50 minimum on each automatic debit. Shareholders may choose this option by checking the appropriate part of the application form or by calling the Funds at (800) 438-5789. Such a plan is voluntary and may be discontinued by the shareholder at any time or by the Trust on 30 days' written notice to the shareholder.

      Letter of Intent. Purchasers who intend to invest $100,000 or more in Class A shares of a Fund within 13 months (whether in one lump sum or in installments, the first of which may not be less than 5% of the total intended amount and each subsequent installment not less than $100, including automatic investment and payroll deduction plans), and to beneficially hold the total amount of such shares fully paid for and outstanding simultaneously for at least one full business day before the expiration of that period, should complete the Letter of Intent ("LOI") section in the Application. Payment for not less than 5% of the total intended amount must accompany the executed LOI. Those shares purchased with the first 5% of the intended amount stated in the LOI will be held as "escrowed shares" for as long as the LOI remains unfulfilled. Although the escrowed shares are registered in the investor's name, his full ownership of them is conditional upon fulfillment of the LOI. No escrowed shares can be redeemed by the investor for any purpose until the LOI is fulfilled or terminated. If the LOI is terminated for any reason other than fulfillment, the Transfer Agent will redeem that portion of the escrowed shares required and apply the proceeds to pay any adjustment that may be appropriate to the sales commission on all shares (including the escrowed shares) already purchased under the LOI and apply any unused balance to the investor's account. The LOI is not a binding obligation to purchase any amount of shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of such purchase. In this case, an adjustment will be made at the end of 13 months from the effective date of the LOI at the net asset value per share then in effect, unless the investor makes an earlier written request to the Funds' Distributor upon fulfilling the purchase of shares under the LOI. In addition, the aggregate value of any shares purchased prior to the 90-day period referred to above may be applied to purchases under a current LOI in fulfilling the total intended purchases under the LOI. However, no adjustment of sales charge previously paid on purchases prior to the 90-day period will be made. Shares acquired through reinvestment of dividends and capital gain distributions are considered in connection with an investor's fulfillment of the LOI.

      Retirement  Plans.  Shares  of any  of  the  Funds  may  be  purchased  in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

Redemptions

      Systematic Withdrawals. In addition to the methods of redemption described in the Funds' Prospectus, a systematic withdrawal plan is available in which a shareholder of the Funds may elect to receive a fixed amount ($50 minimum), monthly, quarterly, semi-annually, or annually, for accounts with a value of $2,500 or more. Checks are mailed on or about the 10th of each designated month. All certified shares must be placed on deposit under the plan and dividends and capital gain distributions, if any, are automatically reinvested at net asset value for shareholders participating in the plan. If the checks received by a shareholder through the systematic withdrawal plan exceed the dividends and capital appreciation of the shareholder's account, the systematic withdrawal plan will have the effect of reducing the value of the account. Any gains and/or losses realized from redemptions through the systematic withdrawal plan are considered a taxable event by the Internal Revenue Service and must be reported on the shareholders' income tax return. Shareholders should consult with a tax advisor for information on their specific financial situations. At the time of initial investment, a shareholder may request that the check for the systematic withdrawal be sent to an address other than the address of record. The address to which the payment is mailed may be changed by submitting a written request, signed by all registered owners, with their signatures guaranteed. Shareholders may add this option after the account is already established, change the amount on an existing account by calling the Funds at (800) 438-5789. The Funds may terminate the plan on 30 days' written notice to the shareholder.

      Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

      Other Information. The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the New York Stock Exchange is closed for other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension or postponement for the protection of shareholders; or (iii) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

      The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $500; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $500 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

      Exchanges. In addition to the method of exchanging shares described in the Funds' Prospectus, a shareholder exchanging at least $1,000 of shares (for which certificates have not been issued) and who has authorized expedited exchanges on the application form filed with the Transfer Agent may exchange shares by telephoning the Funds at (800) 438-5789. Telephone exchange instructions must be received by the Transfer Agent by 4:00 p.m., New York City time. The

Funds, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited exchange procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

NET ASSET VALUE

      In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use matrix or formula methods that take into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula methods not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board Members.

PERFORMANCE INFORMATION

Yield and Performance of the Funds

The Funds' 30-day (or one month) standard yield described in the Prospectus is calculated for each Fund in accordance with the method prescribed by the SEC for mutual funds:

            YIELD =  2[( a - b  +1)6 -1]
                           cd
Where:      a =   dividends and interest earned by a Fund during
                  the period;

            b =   expenses accrued for the period (net of
                  reimbursements);

            c = average daily number of shares outstanding during the period entitled to receive dividends; and
            d = maximum offering price per share on the last day of the period.

      For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable "a" in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

      Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

      With respect to mortgage or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size.

Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

Total Return of the Funds

      Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                 T =          (ERV)1/n  -1
                                P

     Where:      T =         average annual total return;

                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                 P =         hypothetical initial payment of
                             $1,000; and

                 n =         period covered by the computation,
                             expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                    (ERV)  - 1
     Aggregate Total Return =         P


      The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

      The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

      From time to time, in advertisements or in reports to shareholders, a Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Fund's yield may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

TAXES

      The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situations.

      General. Each Fund intends to elect and qualify to be taxed separately as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

      In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Test").

      In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

      Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

      Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. Capital gains dividends are not eligible for the dividends received deduction for corporations.

      In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

      If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends received deduction in the case of corporate shareholders to the extent of such Fund's current and accumulated earnings and profits.

      Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Funds each year.

      The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

      The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an uncertified or incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust that he is not subject to backup withholding or that he is an "exempt recipient."

      If an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a Fund which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the Fund are deemed to have been held by the Underlying Fund, the Fund or the shareholders, as the case may be, for less than 46 days.

      Income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to "pass-through" to its shareholders, including a Fund, the amount of foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the Fund would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A Fund, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.

      Disposition of Shares. Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

      In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their stock. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a Fund, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the stock of the same or another fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of regulated investment company shares. The term "reinvestment right" means any right to acquire stock of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

      Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

      Taxation of the Underlying Funds. Each Underlying Fund intends to elect and qualify to be taxed as a regulated investment company under the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Fund generally will not pay any federal income or excise tax.

      Distributions of an Underlying Fund's investment company taxable income are taxable as ordinary income to a Fund which invests in the Underlying Fund. Distributions of the excess of an Underlying Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Fund which invests in the Underlying Fund, regardless of how long the Fund held the Underlying Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Fund of shares of an Underlying Fund, the Fund generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the holding period for the shares.

      Certain of the bonds purchased by a Fund may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund even though the Fund doesn't actually receive any cash, and therefore is subject to the distribution requirements of the Code. The amount of income earned by the Fund generally is determined on the basis of a constant yield to maturity which takes into account the semi-annual compounding of accrued interest.

      If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

      In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such bond (unless the Fund elects for all its debt securities acquired after the first day of the first taxable year to which the election applies having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity.

Other Taxation

      The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.
Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S.

Federal income tax at a rate of 30% (or at a lower rate under a tax treaty).

ADDITIONAL INFORMATION CONCERNING SHARES

      The Company is a Maryland corporation. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any unissued shares of the Company into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to the authority of the Company's Articles of Incorporation, the Directors have authorized the issuance of shares of common stock representing interests in the Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Fund, Multi-Season Fund, Real Estate Fund, Small-Cap Value Fund, Value Fund, International Bond Fund, Money Market Fund, NetNet Fund, Conservative Fund, Moderate Fund and Aggressive Fund, respectively. The Munder Asset Allocation Funds are offered in three separate classes: Class A, Class B and Class Y shares.

      At a board meeting on , the Directors adopted a plan pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plan") on behalf of each Fund. The Multi-Class Plan provides that shares of each class of a Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

      In the event of a liquidation or dissolution of each of the Company or an individual portfolio of the Company, shareholders of a particular portfolio would be entitled to receive the assets available for distribution belonging to such portfolio, and a proportionate distribution, based upon the relative net asset values of the Company's respective portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a portfolio are entitled to participate in the net distributable assets of the particular portfolio involved on liquidation, based on the number of shares of the portfolio that are held by each shareholder.

      Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class A Plan, and only Class B shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class B

Plan. Further, shareholders of all of the funds of the Company, as well as those of any other fund now or hereafter offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to a particular portfolio.

      Shares of the Company have noncumulative voting rights and, accordingly, the holders of more than 50% of each of the Company's outstanding shares (irrespective of class) may elect all of the directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Company.

      Shareholder meetings to elect directors will not be held unless and until such time as required by law. At that time, the directors then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the directors will continue to hold office and may appoint successor directors. Meetings of the shareholders of the Company shall be called by the directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

MISCELLANEOUS

      Counsel. The law firm of Dechert Price & Rhoads, 1500 K Street, N.W., Washington, DC 20005, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Company.

      Independent Auditors.  Ernst & Young LLP, serves as the
Company's independent auditors.

      Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment advisor, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. The Advisor and the Custodian are subject to such banking laws and regulations.

      The Advisor and the Custodian believe they may perform the services for the Company contemplated by their respective agreements with the Company without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent these companies from continuing to perform such service for the Company.

      Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Company, the Company might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any change in the Company's method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder of a Fund.

      Shareholder Approvals. As used in this Statement of Additional Information in the Prospectus, a "majority of the outstanding shares" of a Fund or investment portfolio means the lesser of (a) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund or portfolio.

REGISTRATION STATEMENT

      This Statement of Additional Information and the Funds' Prospectus do not contain all the information included in the Funds' registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Funds' Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds' registration statement, each such statement being qualified in all respects by such reference.

APPENDIX A

- Rated Investments -


Corporate Bonds

Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

      "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

      "A": Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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      "B":  Bonds that are rated "B" generally lack
characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa":  Bonds that are rated "Caa" are of poor standing.
These issues may be in default or present elements of danger may exist with respect to principal or interest.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

      Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

      "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      "AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

      "A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      "BB", "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


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      To provide more detailed  indications of credit  quality,  the "AA" or "A"
ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper

      The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

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APPENDIX A

- Rated Investments -

Commercial Paper

      Rated commercial paper purchased by a Fund or an Underlying Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's or Underlying Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

      Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

      S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A- 1+".

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APPENDIX B


As stated in the Prospectus, the Underlying Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I.    Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or at near that date. The determination would be in accordance with the rules of the

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exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public  market now  exists in futures  contracts  covering  various  financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Example of Futures Contract Sale. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The adviser wishes to fix the current market value of the portfolio security until some point in the future. Assume the portfolio security has a

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market value of 100, and the adviser  believes  that,  because of an anticipated rise in interest rates, the value will decline to 95. The fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Example of Futures Contract Purchase. The Funds would engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10% , tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 91/2%) in four months.

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The Fund might enter into futures  contracts  purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rated, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.   Index Futures Contracts

      General. A bond index assigns relative values of the bonds included in the index bind the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to

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maintain the continuity of the Index when its composition
changes.

      A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexed, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.

      Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation , which guarantees the performance of the parties to each contract.

      A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures
(net of commissions and premiums, if any).


          ANTICIPATORY PURCHASE HEDGE:  Buy the Future
          Hedge Objective:  Protect Against Increasing Price

Portfolio Futures

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                                             -Day Hedge is Placed-

Anticipate buying $62,500 in                 Buying 1 Index Futures at 125
Equity Securities                            Value of Futures =
                                             $62,500/Contract


                                             -Day Hedge is Lifted-

Buy Equity Securities with Actual Sell 1 Index Futures at 130 Cost = $65,000 Value of Futures = Increase in Purchase Price = $65,000/Contract $2,500 Gain on Futures = $2,500


HEDGING A STOCK PORTFOLIO:  Sell the Future
Hedge Objective:  Protect Against Declining
Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000 Value of Futures Contract - 125 X $500 = $62,500 Portfolio Beta Relative to the Index = 1.0

Portfolio Futures

                                             -Day Hedge is Placed-

Anticipate Selling $1,000,000 in             Sell 16 Index Futures at 125
Equity Securities                            Value of Futures = $1,000,000


                                             -Day Hedge is Lifted-

Equity Securities - Own Stock Buy 16 Index  Futures at 120 with Value = $960,000
     Value of Futures = $960,000
Loss in Portfolio Value = $40,000            Gain on Futures = $40,000



III.  Margin Payments

     Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual

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obligations have been satisfied.  Subsequent payments,  called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by the Underlying Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the

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volatility  over such time period of the futures,  or if otherwise  deemed to be appropriate by the Adviser. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Funds will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and

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because of the  imperfect  correlation  between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures

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



positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when they may be disadvantageous to do so.

V.   Options on Futures Contracts

     The Underlying Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of, the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI.  Currency Transactions

     The Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in the Statement of Additional Information. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in shillings and the Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements. Under such requirements, the Fund will segregate liquid, high grade assets with the custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying currency.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

VII.  Other Matters

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                        PART C.  OTHER INFORMATION

 Item 24.   Financial Statements and Exhibits.
            ---------------------------------


      (a)   Not Applicable



      (b)  Exhibits  (the  number  of  each  exhibit   relates  to  the  exhibit
designation in Form N-1A):

            (1)   (a)   Articles of Incorporation14

                  (b)   Articles of Amendment14

                  (c)   Articles Supplementary14

                  (d)   Articles Supplementary for The Munder
                     Small-Cap Value Fund, The Munder Equity
                      Selection Fund, The Munder Micro-Cap
                       Equity Fund, and The NetNet Funds15

                  (e)   Articles Supplementary for The Munder
                        Short Term Treasury Fund16

                  (f)   Articles Supplementary for The Munder
                        Asset Allocation Funds (to be filed by
                        Amendment).

            (2)         By-Laws1

            (3)         Not Applicable

            (4)   (a)   Specimen security for The Munder Multi-
                        Season Growth Fund2

                  (b)   By-Laws1

            (5)   (a)   Form of Investment Advisory Agreement for
                      The Munder Multi-Season Growth Fund7

                  (b)   Form of Investment Advisory Agreement for
                        The Munder Money Market Fund7

                  (c)   Form of Investment Advisory Agreement for
                    The Munder Real Estate Equity Investment
                                      Fund7

                  (d)   Form of Investment Advisory Agreement for
                        The Munder Value Fund12

                  (e)   Form of Investment Advisory Agreement for
                        The Munder Mid-Cap Growth Fund12

                  (f)   Form of Investment Advisory Agreement for
                      The Munder International Bond Fund14

                  (g)   Form of Investment Advisory Agreement for
                        The NetNet Fund13

                  (h)   Form of Investment Advisory Agreement for
                        The Munder Small-Cap Value Fund14

                  (i)   Form of Investment Advisory Agreement for
                       The Munder Micro-Cap Equity Fund14

                  (j)   Form of Investment Advisory Agreement for
                       The Munder Equity Selection Fund14

                  (k)   Form of Investment Advisory Agreement for
                      The Munder Short Term Treasury Fund16

                  (l)   Form of Investment Advisory Agreement for
                    The Munder Asset Allocation Funds (to be
                              filed by Amendment).

            (6)   (a)   Form of Underwriting Agreement12

                  (b)   Notice to Underwriting Agreement with
                    respect to The Munder Value Fund and The
                          Munder Mid-Cap Growth Fund12

                  (c)   Notice to Underwriting Agreement with
                    respect to The Munder International Bond
                                     Fund12

                  (d)   Notice to Underwriting Agreement with
                      respect to The Munder Small-Cap Value
                     Fund, The Munder Equity Selection Fund,
                    The Munder Micro-Cap Equity Fund and The
                                  NetNet Fund14

                  (e)   Notice to Underwriting Agreement with
                    respect to The Munder Short Term Treasury
                                     Fund16

                  (f)   Notice to  Underwriting  Agreement  with  respect to The
                        Munder   Asset   Allocation   Funds   (to  be  filed  by
                        Amendment).

            (7)         Not Applicable

            (8)   (a)   Form of Custodian Contract12

                  (b)   Notice to Custodian Contract with respect
                     to The Munder Value Fund and The Munder
                              Mid-Cap Growth Fund12

                  (c)   Notice to Custodian Contract with respect
                     to The Munder International Bond Fund12

                  (d)   Notice to Custodian Contract with respect
                     to The Munder Small-Cap Value Fund, The
                    Munder Equity Selection Fund, The Munder
                      Micro-Cap Equity Fund and The NetNet
                                     Fund14

                  (e)   Notice to Custodian Contract with respect
                    to The Munder Short Term Treasury Fund16

                  (f) Notice to Custodian Contract with respect to The Munder Asset Allocation Funds (to be filed by Amendment).

                  (g)   Form of Subcustodian Agreement15

            (9)   (a)   Transfer Agency and Service Agreement12

                  (b)   Notice to Transfer Agency and Service
                      Agreement with respect to The Munder
                    Value Fund and The Munder Mid-Cap Growth
                                     Fund12

                  (c)   Notice to Transfer Agency and Service
                      Agreement with respect to The Munder
                            International Bond Fund12

                  (d)   Notice to Transfer Agency and Service
                      Agreement with respect to The Munder
                     Small-Cap Value Fund, The Munder Equity
                      Selection Fund, The Munder Micro-Cap
                        Equity Fund and The NetNet Fund14

                  (e)   Notice to Transfer Agency and Service
                        Agreement with respect to The Munder Short
                        Term Treasury Fund15

                  (f)   Notice to Transfer Agency and Service
                        Agreement with respect to The Munder Asset
                        Allocation Funds (to be filed by
                        Amendment).

                  (g)   Administration Agreement12

                  (h)   Notice to Administration Agreement with
                        respect to The Munder Value and The Munder
                        Mid-Cap Growth Fund12

                  (i)   Notice to Administration Agreement with
                    respect to The Munder International Bond
                                     Fund12

                  (j)   Notice to Administration Agreement with
                      respect to The Munder Small-Cap Value
                     Fund, The Munder Equity Selection Fund,
                    The Munder Micro-Cap Equity Fund and The
                                  NetNet Fund14

                  (k)   Notice to Administration Agreement with
                    respect to The Munder Short Term Treasury
                                     Fund15

                  (l)   Notice to  Administration  Agreement with respect to The
                        Munder   Asset   Allocation   Funds   (to  be  filed  by
                        Amendment).

            (10)  (a)   Opinion and Consent of Counsel with
                        respect to The Munder Multi-Season Growth
                        Fund2

                  (b)   Opinion and Consent of Counsel with
                        respect to The Munder Money Market Fund5

                  (c)   Opinion and Consent of Counsel with
                    respect to The Munder Real Estate Equity
                                Investment Fund4

                  (d)   Opinion and Consent of Counsel with
                    respect to The Munder Value Fund and The
                          Munder Mid-Cap Growth Fund12

                  (e)   Opinion and Consent of Counsel with
                    respect to The Munder International Bond
                                     Fund12

                  (f)   Opinion and Consent of Counsel with
                        respect to The NetNet Fund 13

                  (g)   Opinion and Consent of Counsel with
                      respect to The Munder Small-Cap Value
                        Fund, the Munder Equity Selection Fund and
                       The Munder Micro-Cap Equity Fund15

                  (h)   Opinion and Consent of Counsel with
                    respect to The Munder Short Term Treasury
                                     Fund16

                  (i)   Opinion  and  Consent  of  Counsel  with  respect to The
                        Munder   Asset   Allocation   Funds   (to  be  filed  by
                        Amendment).

            (11) (a) Consent of Dechert Price & Rhoads (included with exhibits 10(a)-(i)).

                  (b)   Consent of Ernst & Young LLP15

                  (c)   Consent of Arthur Andersen LLP11

                  (d)   Letter of Arthur Andersen LLP regarding
                        change in independent auditor required by
                        Item 304 of Regulation S-K.11

                  (e)   Powers of Attorney13

            (12)  Not Applicable

            (13)  Initial Capital Agreement2

            (14)  Not Applicable

            (15)  (a)   Service Plan for The Munder Multi-Season
                        Growth Fund Class A Shares7

                  (b)   Service and Distribution Plan for The
                     Munder Multi-Season Growth Fund Class B
                                     Shares7

                  (c)   Service and Distribution Plan for The
                     Munder Multi-Season Growth Fund Class D
                                     Shares7

                  (d)   Service Plan for The Munder Money Market
                        Fund Class A Shares7

                  (e)   Service and Distribution Plan for The
                    Munder Money Market Fund Class B Shares7

                  (f)   Service and Distribution Plan for The
                    Munder Money Market Fund Class D Shares7

                  (g)   Service Plan for The Munder Real Estate
                     Equity Investment Fund Class A Shares7

                  (h)   Service and Distribution Plan for The
                    Munder Real Estate Equity Investment Fund
                                 Class B Shares7

                  (i)   Service and Distribution Plan for The
                    Munder Real Estate Equity Investment Fund
                                 Class D Shares7

                  (j)   Form of Service Plan for The Munder Multi-
                       Season Growth Fund Investor Shares8

                  (k) Form of Service Plan for Class K Shares of The Munder Funds, Inc.14

                  (l) Form of Service Plan for Class A Shares of The Munder Funds, Inc.14

                  (m)   Form of Distribution and Service Plan for
                        Class B Shares of The Munder Funds, Inc.14

                  (n)   Form of Distribution and Service Plan for
                        Class C Shares of The Munder Funds, Inc.14

                  (o)   Form of Distribution and Service Plan for
                        The NetNet Fund13

            (16)  Schedule for Computation of Performance
                  Quotations6

            (17)  Not Applicable

            (18)  Multi-Class Plan8

--------------------------------
*     To be filed by Amendment
--------------------------------

1.    Filed in Registrant's initial Registration Statement on
      November 18, 1992 and incorporated by reference herein.

2.    Filed in Pre-Effective Amendment No. 2 to the
      Registrant's Registration Statement on February 26, 1993 and incorporated by reference herein.

3.    Filed in Post-Effective Amendment No. 3 to the
      Registrant's Registration Statement on July 28, 1993 and incorporated by reference herein.

4.    Filed in Post-Effective Amendment No. 7 to the
      Registrant's Registration Statement on August 26, 1994 and incorporated by reference herein.

5.    Filed in Post-Effective Amendment No. 2 to the
      Registrant's Registration Statement on July 9, 1993 and incorporated by reference herein.

6.    Filed in Post-Effective Amendment No. 5 to the
      Registrant's Registration Statement on March 28, 1994 and incorporated by reference herein.

7.    Filed in Post-Effective Amendment No. 8 to the
      Registrant's Registration Statement on February 28, 1995 and incorporated by reference herein.

8.    Filed in Post-Effective Amendment No. 9 to the
      Registrant's Registration Statement on April 13, 1995 and incorporated by reference herein.

9.    Filed in Post-Effective Amendment No. 10 to the
      Registrant's Registration Statement on May 2, 1995 and incorporated by reference herein.

10.   Filed in Post-Effective Amendment No. 11 to the
      Registrant's Registration Statement on May 31, 1995 and incorporated by reference herein.

11.   Filed in Post-Effective Amendment No. 12 to the
      Registrant's Registration Statement on August 29, 1995 and incorporated by reference herein.

12.   Filed in Post-Effective Amendment No. 16 to the
      Registrant's Registration Statement on June 25, 1996 and incorporated by reference herein.

13.   Filed in Post-Effective Amendment No. 17 to the
      Registrant's Registration Statement on August 9, 1996 and incorporated by reference herein.

14.   Filed in Post-Effective Amendment No. 18 to the
      Registrant's Registration Statement on August 14, 1996 and incorporated by reference herein.

15.   Filed in Post-Effective Amendment No. 20 to the
      Registrant's Registration Statement on October 28, 1996 and incorporated by reference herein.

16.   Filed in Post-Effective Amendment No. 21 to the
      Registrant's Registration Statement on December 13, 1996 and incorporated by reference herein.

Item 25.    Persons Controlled by or Under Common Control with
            Registrant.
            --------------------------------------------------

            Not Applicable.

Item 26.    Number of Holders of Securities.
            -------------------------------

            As of October 1, 1996, the number of shareholders of record of each Class of shares of each Series of the Registrant that was offered as of that date was as follows:

                                    Class A      Class B Class C   Class K    Class Y
                                    ------------------------------------------------------

The Munder Multi-Season Growth Fund  384       1620   18       141        101





The Munder Money Market Fund         6         8      1        0         67
The Munder Real Estate Equity        14        9      4        1         28
  Investment Fund
The Munder Mid-Cap Growth Fund       8         17     3        1         23
The Munder Value Fund                5         16     1        2         27
The Munder International Bond Fund   1         1      1        1         1
The NetNet Fund - as of October 1, 1995, the NetNet Fund had 28 accounts open






Item 27.    Indemnification.
            ---------------

            Reference is made to Article 7.6 in the Registrant's Articles of Incorporation, which are incorporated by reference herein.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund's Articles of Incorporation, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.    Business and Other Connections of Investment
            Adviser.
            ----------------------------------------------------

                         Munder Capital Management
                         -------------------------

                                                Position
Name                                            with Adviser
----                                            ------------

Old MCM, Inc.                                   Partner

Munder Group LLC                                Partner

WAM Holdings, Inc.                              Partner

Woodbridge Capital Management, Inc.             Partner

Lee P. Munder                                   President and Chief
                                                Executive Officer

Leonard J. Barr, II                             Senior Vice President
                                                and Director of
                                                Research

Ann J. Conrad                                   Vice President and
                                                Director of Special
                                                Equity Products

Terry H. Gardner                                Vice President and
                                                Chief Financial
                                                Officer

Elyse G. Essick                                 Vice President and
                                                Director of Client
                                                Services


Sharon E. Fayolle                               Vice President and
                                                Director of Money
                                                Market Trading

Otto G. Hinzmann                                Vice President and
                                                Director of Equity
                                                Portfolio Management

Anne K. Kennedy                                 Vice President and
                                                Director of Corporate
                                                Bond Trading

Ann F. Putallaz                                 Vice President and
                                                Director of Fiduciary
                                                Services
Peter G. Root                                   Vice President and
                                                Director of Government
                                                Securities Trading

Lisa A. Rosen                                   General Counsel and
                                                Director of Mutual
                                                Fund Operations

James C. Robinson                               Vice President and
                                                Chief Investment
                                                Officer/Fixed Income

Gerald L. Seizert                               Executive Vice

                                                President  and Chief
                                                Investment
                                                Officer/Equity

Paul D. Tobias                                  Executive Vice
                                                President and Chief
                                                Operating Officer


For further information relating to the Investment Adviser's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Munder Capital Management.
SEC File No. 801-32415

Item 29.    Principal Underwriters.
            ----------------------

      (a)   Funds Distributor, Inc. ("FDI") serves as
            Distributor of shares of the Registrant. FDI also serves as principal underwriter of the following investment companies other than the Registrant:

HT Insight Funds, d/b/a Harris Insight Funds
Harris Insight Funds Trust
The Munder Funds Trust
St. Clair Funds, Inc.
BJB Investment Funds
Waterhouse Investors Cash Management Fund, Inc.
Skyline Funds
Foreign Fund, Inc.
PanAgora Funds
Fremont Mutual Funds
RCM Capital Funds, Inc.
RCM Equity Funds, Inc.
LKCM Fund
Pierpont Funds
JPM Advisor Funds
JPM Institutional Funds
Insight Funds

      (b) The information required by this Item 29(b) with respect to each director, officer or partner of FDI is incorporated by reference to Schedule A of Form BD filed by FDI with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC file No. 8-20518).

      (c)   Not Applicable


Item 30.    Location of Accounts and Records.
            --------------------------------

            The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

      (1)   Munder Capital Management, 480 Pierce Street or 255
            East Brown Street, Birmingham, Michigan 48009
            (records relating to its function as investment advisor).

      (2) First Data Investor Services Group, Inc., 53 State Street, Exchange Place, Boston, Massachusetts 02109 or 4400 Computer Drive, Westborough, Massachusetts 01581 (records relating to its functions as administrator and transfer agent).

      (3) Funds Distributor, Inc., 60 State Street, Boston, Massachusetts 02109 (records relating to its function as distributor).

      (4)   Comerica Bank, 1 Detroit Center, 500 Woodward
            Avenue, Detroit, Michigan 48226 (records relating to its function as custodian).

Item 31.    Management Services.
            -------------------

            Not Applicable

Item 32.    Undertakings.
            ------------

      (a)   Not Applicable.

      (b) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Investment Company Act of 1940.

      (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      (d) Registrant undertakes to file a Post-Effective Amendment relating to The Munder Asset Allocation Funds, using reasonably current financial statements which need not be certified, within four to six months from the effective date of the Registration Statement with respect to The Munder Asset Allocation Fund.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 22 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, D.C. on this 27th day of December, 1996.

      The Munder Funds, Inc.

  By: *_______________________
        Lee P. Munder


* By:  /s/ Paul F. Roye
       ------------------------
        Paul F. Roye
        as Attorney-in-Fact



                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A has been signed below by the following persons on behalf of The Munder Funds, Inc. in the capacities and on the date indicated:

      Signatures                    Title                   Date



*_______________________      President and Chief     December 27, 1996
 Lee P. Munder                Executive Officer


*_______________________            Director          December 27, 1996
 Charles W. Elliott


*_______________________            Director          December 27, 1996
 Joseph E. Champagne


*_______________________            Director          December 27, 1996
 Arthur DeRoy Rodecker



*_______________________            Director          December 27, 1996
 Jack L. Otto

*_______________________            Director          December 27, 1996
 Thomas B. Bender


*_______________________            Director          December 27, 1996
 Thomas D. Eckert


*_______________________            Director          December 27, 1996
 John Rakolta, Jr.


*_______________________            Director          December 27, 1996
 David J. Brophy


*_______________________         Vice President,  December 27, 1996
 Terry H. Gardner                Treasurer and
                                 Chief Financial
                                     Officer


* By:  /s/ Paul F. Roye
       ------------------------
        Paul F. Roye
        as Attorney-in-Fact



62796.11J


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